================================================================================
                                CREDIT AGREEMENT


                           dated as of March 17, 2000

                                      among

                                TETRA TECH, INC.,

                         VARIOUS FINANCIAL INSTITUTIONS,

                             WELLS FARGO BANK, N.A.,
                             as Documentation Agent,

                         HARRIS TRUST AND SAVINGS BANK,
                              as Syndication Agent,

                                       and

                             BANK OF AMERICA, N.A.,
                             as Administrative Agent





                         BANK OF AMERICA SECURITIES LLC,
                       Lead Arranger and Sole Book Manager


================================================================================

                                TABLE OF CONTENTS

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                                                                                                               Page

     SECTION 1    DEFINITIONS.....................................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Other Interpretive Provisions..................................................................11

     SECTION 2    COMMITMENTS OF THE BANKS; BORROWING, CONVERSION AND
         LETTER OF CREDIT PROCEDURES.............................................................................12
         2.1      Commitments....................................................................................12
                  2.1.1             Revolving Loans..............................................................12
                  2.1.2             L/C Commitment...............................................................12
                  2.1.3             Swing Line Loans.............................................................12
         2.2      Loan Procedures................................................................................12
                  2.2.1             Various Types of Loans.......................................................12
                  2.2.2             Borrowing Procedures for Revolving Loans.....................................13
                  2.2.3             Conversion and Continuation Procedures.......................................13
         2.3      Letter of Credit Procedures....................................................................14
                  2.3.1             Letter of Credit Applications................................................14
                  2.3.2             Participations in Letters of Credit..........................................15
                  2.3.3             Reimbursement Obligations....................................................15
                  2.3.4             Limitation on Obligations of Issuing Bank....................................15
                  2.3.5             Funding by Banks to Issuing Bank.............................................15
         2.4      Swing Line Loans...............................................................................16
                  2.4.1             Swing Line Loan Procedures...................................................16
                  2.4.2             Refunding of, or Funding of Participations in, Swing Line Loans..............16
                  2.4.3             Repayment of Participations..................................................17
                  2.4.4             Participation Obligations Unconditional......................................17
         2.5      Commitments Several............................................................................18
         2.6      Certain Conditions.............................................................................18

     SECTION 3    NOTES EVIDENCING LOANS.........................................................................18
         3.1      Notes..........................................................................................18
         3.2      Recordkeeping..................................................................................18

     SECTION 4    INTEREST.......................................................................................18
         4.1      Interest Rates.................................................................................18
         4.2      Interest Payment Dates.........................................................................19
         4.3      Setting and Notice of Eurodollar Rates.........................................................19

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                                                        ii
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
         4.4      Computation of Interest........................................................................19

     SECTION 5    FEES...........................................................................................19
         5.1      Non-Use Fee....................................................................................19
         5.2      Letter of Credit Fees..........................................................................20
         5.3      Administrative Agent's and Arranger's Fees.....................................................20

     SECTION 6    CHANGES IN THE COMMITMENT AMOUNT; PREPAYMENTS..................................................20
         6.1      Changes in the Commitment Amount...............................................................20
                  6.1.1             Optional Increase in the Commitment Amount...................................20
                  6.1.2             Voluntary Reductions of the Commitment Amount................................21
         6.2      Prepayments....................................................................................21

     SECTION 7    MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES................................................21
         7.1      Making of Payments.............................................................................22
         7.2      Application of Certain Payments................................................................22
         7.3      Due Date Extension.............................................................................22
         7.4      Setoff.........................................................................................22
         7.5      Proration of Payments..........................................................................22
         7.6      Taxes..........................................................................................23

     SECTION 8    INCREASED COSTS; SPECIAL PROVISIONS FOR EURODOLLAR LOANS.......................................24
         8.1      Increased Costs................................................................................24
         8.2      Basis for Determining Interest Rate Inadequate or Unfair.......................................25
         8.3      Changes in Law Rendering Eurodollar Loans Unlawful.............................................26
         8.4      Funding Losses.................................................................................26
         8.5      Right of Banks to Fund through Other Offices...................................................27
         8.6      Discretion of Banks as to Manner of Funding....................................................27
         8.7      Mitigation of Circumstances; Replacement of Affected Bank......................................27
         8.8      Conclusiveness of Statements; Survival of Provisions...........................................28

     SECTION 9    WARRANTIES.....................................................................................28
         9.1      Organization, etc..............................................................................28
         9.2      Authorization; No Conflict.....................................................................28
         9.3      Validity and Binding Nature....................................................................28
         9.4      Financial Condition............................................................................29
         9.5      No Material Adverse Change.....................................................................29
         9.6       Litigation and Contingent Liabilities.........................................................29
         9.7      Ownership of Properties; Liens.................................................................29
         9.8      Subsidiaries...................................................................................29
         9.9      Pension and Welfare Plans......................................................................29
         9.10     Investment Company Act.........................................................................30

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                                                        iii
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
         9.11     Public Utility Holding Company Act.............................................................30
         9.12     Regulation U...................................................................................30
         9.13     Taxes..........................................................................................30
         9.14     Solvency, etc..................................................................................30
         9.15     Environmental .................................................................................30
         9.16     Absence of Default.............................................................................32
         9.17     Information....................................................................................32

     SECTION 10   COVENANTS......................................................................................32
         10.1     Reports, Certificates and Other Information....................................................33
                  10.1.1            Audit Report.................................................................33
                  10.1.2            Quarterly Reports............................................................33
                  10.1.3            Compliance Certificates......................................................33
                  10.1.4            Reports to SEC and to Shareholders...........................................33
                  10.1.5            Notice of Default, Litigation and ERISA Matters..............................34
                  10.1.6            Subsidiaries.................................................................35
                  10.1.7            Management Reports...........................................................35
                  10.1.8            Collateral Information.......................................................35
                  10.1.9            Other Information............................................................35
         10.2     Books, Records and Inspections.................................................................35
         10.3     Insurance......................................................................................35
         10.4     Compliance with Laws; Payment of Taxes and Liabilities.........................................36
         10.5     Maintenance of Existence, etc..................................................................36
         10.6     Financial Covenants............................................................................36
                  10.6.1            Minimum Net Worth............................................................36
                  10.6.2            Fixed Charge Coverage Ratio..................................................36
                  10.6.3            Leverage Ratio...............................................................36
         10.7     Limitations on Debt............................................................................36
         10.8     Liens..........................................................................................37
         10.9     Loans or Advances.  Not, and not permit any Subsidiary.........................................38
         10.10    Restricted Payments............................................................................38
         10.11    Mergers and Consolidations; Acquisitions.......................................................39
         10.12    Asset Dispositions.............................................................................39
         10.13    Use of Proceeds................................................................................39
         10.14    Further Assurances.............................................................................39
         10.15    Transactions with Affiliates...................................................................40
         10.16    Employee Benefit Plans.........................................................................40
         10.17    Business Activities............................................................................40
         10.18    Maintenance of Property........................................................................40
         10.19    Environmental Matters..........................................................................40
                  10.19.1           Environmental Obligations....................................................40
                  10.19.2           Environmental Information....................................................41

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                                                         iv
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

         10.20    Unconditional Purchase Obligations.............................................................41
         10.21    Inconsistent Agreements........................................................................41
         10.22    Excluded Subsidiaries..........................................................................42

     SECTION 11   EFFECTIVENESS; CONDITIONS OF LENDING, ETC......................................................42
         11.1     Effectiveness..................................................................................42
                  11.1.1            Notes........................................................................42
                  11.1.2            Resolutions..................................................................42
                  11.1.3            Consents, etc................................................................42
                  11.1.4            Incumbency and Signature Certificates........................................43
                  11.1.5            Guaranty.....................................................................43
                  11.1.6            Security Agreement...........................................................43
                  11.1.7            Pledge Agreement.............................................................43
                  11.1.8            Opinion of Counsel for the Company and the Guarantors........................43
                  11.1.9            Closing Certificate..........................................................43
                  11.1.10 Other..................................................................................43
         11.2     Conditions.....................................................................................43
                  11.2.1            Compliance with Warranties, No Default, etc..................................43
                  11.2.2            Confirmatory Certificate.....................................................44

     SECTION 12   EVENTS OF DEFAULT AND THEIR EFFECT.............................................................44
         12.1     Events of Default..............................................................................45
                  12.1.1            Non-Payment of the Loans, etc................................................45
                  12.1.2            Non-Payment of Other Debt....................................................45
                  12.1.3            Other Material Obligations...................................................45
                  12.1.4            Bankruptcy, Insolvency, etc..................................................45
                  12.1.5            Non-Compliance with Provisions of This Agreement.............................46
                  12.1.6            Warranties...................................................................46
                  12.1.7            Pension Plans................................................................46
                  12.1.8            Judgments....................................................................46
                  12.1.9            Change in Control............................................................46
                  12.1.10           Invalidity of Guaranty, etc..................................................46
                  12.1.11           Invalidity of Collateral Documents, etc......................................46
         12.2     Effect of Event of Default.....................................................................47

     SECTION 13   THE ADMINISTRATIVE AGENT.......................................................................47
         13.1     Appointment and Authorization..................................................................47
         13.2     Delegation of Duties...........................................................................48
         13.3     Liability of Administrative Agent..............................................................48
         13.4     Reliance by Administrative Agent...............................................................48
         13.5     Notice of Default..............................................................................49
         13.6     Credit Decision................................................................................49

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                                                          v
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
         13.7     Indemnification................................................................................49
         13.8     Administrative Agent in Individual Capacity....................................................50
         13.9     Successor Administrative Agent.................................................................51
         13.10    Withholding Tax................................................................................51
         13.11    Collateral Matters.............................................................................53
         13.12    Syndication Agent; Documentation Agent.........................................................53

     SECTION 14   GENERAL........................................................................................53
         14.1     Waiver; Amendments.............................................................................54
         14.2     Confirmations..................................................................................54
         14.3     Notices........................................................................................54
         14.4     Computations...................................................................................55
         14.5     Regulation U...................................................................................55
         14.6     Costs, Expenses and Taxes......................................................................55
         14.7     Subsidiary References..........................................................................56
         14.8     Captions.......................................................................................56
         14.9     Assignments; Participations....................................................................56
                  14.9.1            Assignments..................................................................56
                  14.9.2            Participations...............................................................57
         14.10    Governing Law..................................................................................58
         14.11    Counterparts...................................................................................58
         14.12    Successors and Assigns.........................................................................58
         14.13    Indemnification by the Company.................................................................58
         14.14    Forum Selection and Consent to Jurisdiction....................................................59
         14.15    Waiver of Jury Trial...........................................................................59

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                                           vi

SCHEDULE 1.1      Pricing Schedule
SCHEDULE 2.1      Banks and Percentages
SCHEDULE 9.6      Litigation and Contingent Liabilities
SCHEDULE 9.8      Subsidiaries
SCHEDULE 9.15     Environmental Matters
SCHEDULE 10.7     Existing Debt
SCHEDULE 10.8     Existing Liens
SCHEDULE 14.3     Addresses for Notices
EXHIBIT A         Form of Note
EXHIBIT B         Form of Compliance Certificate
EXHIBIT C         Form of Guaranty
EXHIBIT D         Form of Security Agreement
EXHIBIT E         Form of Pledge Agreement
EXHIBIT F         Form of Assignment Agreement
EXHIBIT G         Form of Increase Request
EXHIBIT H         Form of Opinion of Riordan & McKinzie

                                CREDIT AGREEMENT


         This CREDIT AGREEMENT dated as of March 17, 2000 (this "AGREEMENT") is among TETRA TECH, INC., a Delaware corporation (the "COMPANY"), the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the "BANKS"), WELLS FARGO BANK, N.A., as Documentation Agent, HARRIS TRUST AND SAVINGS BANK, as Syndication Agent, and BANK OF AMERICA, N.A. (in its individual capacity, "BANK OF AMERICA"), as administrative agent for the Banks.

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

         SECTION 1         DEFINITIONS.

         1.1 DEFINITIONS. When used herein the following terms shall have the following meanings:

         ADMINISTRATIVE AGENT means Bank of America in its capacity as administrative agent for the Banks hereunder and any successor thereto in such capacity.

         AFFECTED BANK means any Bank that has given notice to the Company (which has not been rescinded) of (i) any obligation by the Company to pay any amount pursuant to SECTION 7.6 or 8.1 or (ii) the occurrence of any circumstances of the nature described in SECTION 8.2 or 8.3.

         AFFILIATE of any Person means (i) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person and (ii) any officer or director of such Person.

         AGENT-RELATED PERSONS means the Administrative Agent and any successor administrative agent arising under SECTION 13.9, together with their respective Affiliates (including, in the case of Bank of America, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         AGREEMENT - see the PREAMBLE.

         ARRANGER means Bank of America Securities LLC in its capacity as lead arranger and sole book manager for the credit facility established hereunder

         ASSIGNEE - see SECTION 14.9.1.

         ASSIGNMENT AGREEMENT - see SECTION 14.9.1.

         BANK - see the PREAMBLE. References to the "Banks" shall include the Issuing Bank and the Swing Line Bank; for purposes of clarification only, to the extent that Bank of America (or any successor Issuing Bank or Swing Line Bank) may have any rights or obligations in addition to those of the other Banks due to its status as Issuing Bank or Swing Line Bank, its status as such will be specifically referenced.

         BANK OF AMERICA - see the PREAMBLE.

         BASE RATE means at any time the greater of (a) the Federal Funds Rate plus 0.5% and (b) the Prime Rate.

         BASE RATE LOAN means any Revolving Loan which bears interest at or by reference to the Base Rate.

         BASE RATE MARGIN - see SCHEDULE 1.1.

         BENEFICIAL OWNER shall have the meaning assigned thereto in Rule 13d-3 of the SEC under the Securities Exchange Act of 1934 as in effect on the date hereof.

         BUSINESS DAY means any day on which Bank of America is open for commercial banking business in Chicago, New York and Charlotte and, in the case of a Business Day which relates to a Eurodollar Loan, on which dealings are carried on in the interbank eurodollar market.

         CAPITAL EXPENDITURES means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Company, but excluding expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

         CAPITAL LEASE means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

         CERCLA means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

         CERCLIS means the Comprehensive Environmental Response Compensation Liability Information System List.

         CHANGE IN CONTROL means that (a) any Person or group (within the meaning of Rule 13d-5 of the SEC under the Securities Exchange Act of 1934 as amended) shall become the Beneficial

Owner of 20% or more of the Voting Stock of the Company or (b) a majority of the members of the Board of Directors of the Company shall cease to be Continuing Members.

         CODE means the Internal Revenue Code of 1986.

         COLLATERAL DOCUMENTS means the Pledge Agreement, the Security Agreement and any other agreement pursuant to which the Company or any Guarantor grants collateral to the Administrative Agent for the benefit of the Banks.

         COMMITMENT AMOUNT means $150,000,000, as changed from time to time pursuant to SECTION 6.1.

         COMMITMENT means, as to any Bank, such Bank's commitment to make or participate in Loans, and to issue or participate in Letters of Credit, under this Agreement.

         COMPANY - see the PREAMBLE.

         COMPUTATION PERIOD means any period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter.

         CONSOLIDATED NET INCOME means, with respect to the Company and its Subsidiaries for any period, the consolidated net income (or loss) of the Company and its Subsidiaries for such period.

         CONTINUING MEMBER means a member of the Board of Directors of the Company who either (a) was a member of the Company's Board of Directors on the Effective Date and has been such continuously thereafter or (b) became a member of such Board of Directors after the Effective Date and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of the Company's Board of Directors.

         CONTROLLED GROUP means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Code or
Section 4001 of ERISA.

         DEBT of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases which have been recorded as liabilities on a balance sheet of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness), (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person (including the Letters of Credit), (f) net Hedging Obligations of such Person and (g) all Suretyship Liabilities of such Person.

         DISPOSAL - see the definition of "RELEASE".

         DOLLAR and the sign "$" mean lawful money of the United States of America.

         EBITDA means, for any Computation Period, the Company's consolidated income from operations for such Computation Period PLUS to the extent deducted in determining such consolidated income from operations, depreciation and amortization for such Computation Period; PROVIDED that EBITDA shall be calculated on a PRO FORMA basis (in accordance with Article 11 of Regulation S-X of the SEC) giving effect to (a) any acquisition made by the Company or any Subsidiary during such Computation Period so long as, and to the extent that,
(i) the Company delivers to the Administrative Agent (which shall promptly deliver to each Bank) a summary in reasonable detail of the assumptions underlying, and the calculations made, in computing EBITDA on a PRO FORMA basis and (ii) the Required Banks do not object to such assumptions and/or calculations within 10 Business Days after receipt thereof; and (b) any divestiture of a Subsidiary, division or other operating unit made during such Computation Period. If the Company or any Subsidiary makes any acquisition of a Person or assets which would result in a negative adjustment to EBITDA for any period, the Company shall, upon request of the Required Banks, deliver the information required pursuant to CLAUSE (a)(i) of the preceding sentence so that the calculation of EBITDA will give effect to such acquisition.

         EFFECTIVE DATE - see SECTION 11.1.

         ENVIRONMENTAL CLAIMS means all claims, however asserted, by any governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

         ENVIRONMENTAL LAWS means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         ERISA means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

         EUROCURRENCY RESERVE PERCENTAGE means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal) in effect on such day (whether or not applicable to the Bank) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities").

         EURODOLLAR LOAN means any Revolving Loan which bears interest at a rate determined by reference to the Eurodollar Rate (Adjusted).

         EURODOLLAR MARGIN - see SCHEDULE 1.1.

         EURODOLLAR OFFICE means with respect to any Bank the office or offices of such Bank which shall be making or maintaining the Eurodollar Loans of such Bank hereunder or such other office or offices through which such Bank determines its Eurodollar Rate. A Eurodollar Office of any Bank may be, at the option of such Bank, either a domestic or foreign office.

         EURODOLLAR RATE means, with respect to any Eurodollar Loan for any Interest Period, the rate per annum at which Dollar deposits in immediately available funds are offered to the Eurodollar Office of Bank of America two Business Days prior to the beginning of such Interest Period by major banks in the interbank eurodollar market as at or about 11:00 A.M., Chicago time, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount equal or comparable to the amount of the Eurodollar Loan of Bank of America for such Interest Period.

         EURODOLLAR RATE (ADJUSTED) means, with respect to any Eurodollar Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

                    Eurodollar Rate     =      Eurodollar Rate
                    (Adjusted)                ------------------
                                               1-Eurocurrency
                                              Reserve Percentage

         EVENT OF DEFAULT means any of the events described in SECTION 12.1.

         EXCLUDED SUBSIDIARY means any Subsidiary designated with an asterisk on
SCHEDULE 9.8 and any other Subsidiary designated in writing by the Company to the Administrative Agent.

         EXEMPTION REPRESENTATION - see SECTION 7.6.

         EXISTING AGREEMENT means the Credit Agreement dated as of September 15, 1995, between the Company and Bank of America, N.A. (then known as Bank of America Illinois).

         EXISTING LETTER OF CREDIT means each letter of credit which is outstanding under the Existing Agreement on the Effective Date.

         FEDERAL FUNDS RATE means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

         FINANCIAL LETTER OF CREDIT means any Letter of Credit determined by the Issuing Bank to be a "financial guaranty-type Standby Letter of Credit" as defined in footnote 13 to Appendix A to the Risk Based Capital Guidelines issued by the Comptroller of the Currency (or in any successor regulation, guideline or ruling by any applicable banking regulatory authority).

         FISCAL QUARTER means a fiscal quarter of a Fiscal Year.

         FISCAL YEAR means any period of 12 consecutive calendar months ending on Sunday which is closest to the last day of September. References to a Fiscal Year with a number corresponding to any calendar year (e.g. "Fiscal Year 2000") refer to the Fiscal Year ending on the Sunday which is closest to the last day of September occurring during such calendar year. For example, Fiscal Year 2000 shall refer to the Fiscal Year ending October 1, 2000. Fiscal Year 2001 shall refer to the Fiscal Year ending September 30, 2001, and Fiscal Year 2002 shall refer to the Fiscal Year ending September 29, 2002.

         FUNDED DEBT means all Debt of the Company and its Subsidiaries, excluding (i) contingent obligations in respect of Suretyship Liabilities (except, in each case, to the extent constituting Suretyship Liabilities in respect of Debt of a Person other than the Company or any Subsidiary), (ii) Hedging Obligations and (iii) Debt of the Company to Subsidiaries and Debt of Subsidiaries to the Company or to other Subsidiaries.

         GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

         GROUP - see SECTION 2.2.1.

         GUARANTOR means, at any time, each Subsidiary that has executed a counterpart of the Guaranty on or prior to such time (or is required to execute a counterpart of the Guaranty at such time).

         GUARANTY means a Guaranty substantially in the form of EXHIBIT C.

         HAZARDOUS SUBSTANCES - see SECTION 9.15.

         HEDGING AGREEMENT means any interest rate swap, interest rate cap, interest rate collar or similar agreement protecting against fluctuations in interest rates, any currency swap, forward currency exchange agreement or similar agreement protecting against fluctuations in currency exchange rates, any commodity swap or similar agreement protecting against fluctuations in commodity prices, any option to enter into any of the foregoing, and any combination of any of the foregoing.

         HEDGING OBLIGATIONS means, with respect to any Person, obligations of such Person under Hedging Agreements.

         INTEREST EXPENSE means, for any Computation Period, the consolidated interest expense of the Company and its Subsidiaries for such Computation Period (including all imputed interest on Capital Leases).

         INTEREST PERIOD means, as to any Eurodollar Loan, the period commencing on the date such Loan is borrowed or continued as, or converted into, a Eurodollar Loan and ending on the date one, two, three or six months thereafter, as selected by the Company pursuant to SECTION 2.2.3; PROVIDED that:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (ii) any Interest Period for a Eurodollar Loan that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii) the Company may not select any Interest Period for any Loan which would extend beyond the scheduled Termination Date.

         ISSUING BANK means Bank of America in its capacity as issuer of Letters of Credit hereunder.

         LETTER OF CREDIT - see SECTION 2.1.2. References to "Letters of Credit" shall, unless the context otherwise requires, include the Existing Letters of Credit.

         LETTER OF CREDIT APPLICATION means a letter of credit application in the form then used by the Issuing Bank for the type of Letter of Credit requested (with appropriate adjustments to indicate that any Letter of Credit issued thereunder is to be issued pursuant to, and subject to the terms and conditions of, this Agreement).

         LEVERAGE RATIO means, for any Computation Period, the ratio of (a) Funded Debt as of the last day of such Computation Period to (b) EBITDA for such Computation Period.

         LIEN means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

         LOAN DOCUMENTS means this Agreement, the Notes, the Guaranty, the Letter of Credit Applications and the Collateral Documents.

         LOANS means Revolving Loans and, where appropriate, Swing Line Loans.

         MARGIN STOCK means any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System.

         MATERIAL ADVERSE EFFECT means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, business, assets or prospects of the Company and its Subsidiaries taken as a whole, or (b) a material adverse effect upon any substantial portion of the collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against the Company or any Guarantor of any applicable Loan Document.

         MULTIEMPLOYER PENSION PLAN means a multiemployer plan, as such term is defined in Section 4001(a)(3) of ERISA, and to which the Company or any member of the Controlled Group may have any liability.

         NET CASH PROCEEDS means, with respect to any issuance of equity securities, the aggregate cash proceeds received by the Company or any Subsidiary pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriter's discounts and commissions and legal, accounting and investment banking fees).

         NET WORTH means the Company's consolidated stockholders' equity.

         NON-FINANCIAL LETTER OF CREDIT means any Letter of Credit other than a Financial Letter of Credit.

         NOTE - see SECTION 3.1.

         OPERATING LEASE means any lease of (or other agreement conveying the right to use) any real or personal property by the Company or any Subsidiary, as lessee, other than any Capital Lease.

         PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         PENSION PLAN means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Pension Plan), and to which the Company or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         PERCENTAGE means, with respect to any Bank, the percentage specified opposite such Bank's name on SCHEDULE 2.1 hereto, reduced (or increased) by any subsequent assignment pursuant to SECTION 14.9.1 and any reallocation of Percentages as a result of a non-pro-rata increase in the Commitment Amount pursuant to SECTION 6.1.1.

         PERSON means any natural person, corporation, partnership, trust, limited liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

         PLEDGE AGREEMENT means a Pledge Agreement substantially in the form of EXHIBIT E.

         PRIME RATE means, for any day, the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." (The "prime rate" is a rate set by Bank of America based upon various factors, including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         RCRA - see SECTION 9.15.

         RELEASE has the meaning specified in CERCLA and the term "DISPOSAL" (or "DISPOSED") has the meaning specified in RCRA; PROVIDED that in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply as of the effective date of such amendment; and PROVIDED, FURTHER, that to the extent that the laws of a state wherein any affected property lies establish a meaning for "RELEASE" or "DISPOSAL" which is broader than is specified in either CERCLA or RCRA, such broader meaning shall apply.

         REQUIRED BANKS means Banks having Percentages aggregating 51% or more.

         REVOLVING LOANS - see SECTION 2.1.1.

         SEC means the Securities and Exchange Commission.

         SECURITY AGREEMENT means a Security Agreement substantially in the form of EXHIBIT D.

         STATED AMOUNT means, with respect to any Letter of Credit at any date of determination, the maximum aggregate amount available for drawing thereunder at any time during the then ensuing term of such Letter of Credit under any and all circumstances, plus the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

         SUBORDINATED DEBT means Debt of the Company having maturities and other terms, and which is subordinated to the obligations of the Company and its Subsidiaries hereunder and under the other Loan Documents in a manner, approved in writing by the Required Banks.

         SUBSIDIARY means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares, partnership units or other equity interests as have more than 50% of the ordinary voting power for the election of the members of the board of directors or similar governing body of such entity. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of the Company.

         SURETYSHIP LIABILITY means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability guaranteed thereby.

         SWING LINE BANK means Bank of America in its capacity as a lender of any Swing Line Loans hereunder.

         SWING LINE LOANS - see SECTION 2.1.3.

         TAXES - see SECTION 7.6.

         TERMINATION DATE means the earlier to occur of (a) March 17, 2005 or
(b) such other date on which the Commitments shall terminate pursuant to SECTION 6 or 12.

         TOTAL OUTSTANDINGS means at any time the sum of (a) the aggregate principal amount of all outstanding Loans plus (b) the Stated Amount of all Letters of Credit.

         TYPE OF LOAN OR BORROWING - see SECTION 2.2.1. The types of Loans or borrowings under this Agreement are as follows: Base Rate Loans or borrowings and Eurodollar Loans or borrowings.

         UNMATURED EVENT OF DEFAULT means any event that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default.

         WELFARE PLAN means a "welfare plan", as such term is defined in Section 3(1) of ERISA.

         1.2 OTHER INTERPRETIVE PROVISIONS. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) SECTION, SCHEDULE and EXHIBIT references are to this Agreement unless otherwise specified.

         (c) (i) The term "including" is not limiting and means "including without limitation."

               (ii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

         (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such statute or regulation.

         (e) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

         (f) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Company, the Banks and the other parties thereto and are the products of all parties. Accordingly, they shall not be construed against the Administrative Agent or the Banks merely because of the Administrative Agent's or Banks' involvement in their preparation.

         SECTION 2 COMMITMENTS OF THE BANKS; BORROWING, CONVERSION AND LETTER OF CREDIT PROCEDURES.

         2.1 COMMITMENTS. On and subject to the terms and conditions of this Agreement, each of the Banks, severally and for itself alone, agrees to make loans to, and to issue or participate in the issuance of letters of credit for the account of, the Company as follows:

         2.1.1 REVOLVING LOANS. Each Bank will make loans on a revolving basis (each such loan, a "REVOLVING LOAN") from time to time before the Termination Date in such Bank's Percentage of such aggregate amounts as the Company may from time to time request from all Banks; PROVIDED that the Total Outstandings shall not at any time exceed the Commitment Amount.

         2.1.2 L/C COMMITMENT. (a) The Issuing Bank will issue standby letters of credit containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to the Issuing Bank and the Company (each, a "LETTER OF CREDIT"), at the request of and for the account of the Company from time to time before the Termination Date and (b) as more fully set forth in SECTION 2.3.5, each Bank agrees to purchase a participation in each such Letter of Credit; PROVIDED that (i) the aggregate Stated Amount of all Letters of Credit shall not at any time exceed the $25,000,000 and (ii) the Total Outstandings will not at any time exceed the Commitment Amount.

         2.1.3 SWING LINE LOANS. Subject to the terms and conditions of this Agreement, the Swing Line Bank may from time to time, in its discretion, make loans to the Company (collectively the "SWING LINE LOANS" and individually each a "SWING LINE LOAN") in accordance with this SECTION 2.1.3 and SECTION 2.4 in an aggregate amount not at any time exceeding $5,000,000; PROVIDED that the Total Outstandings shall not at any time exceed the Commitment Amount. Amounts borrowed under this SECTION 2.1.3 may be borrowed, repaid and (subject to the agreement of the Swing Line Bank) reborrowed until the Termination Date.

         2.2      LOAN PROCEDURES.

         2.2.1 VARIOUS TYPES OF LOANS. Each Loan shall be either a Base Rate Loan or a Eurodollar Loan (each a "TYPE" of Loan), as the Company shall specify in the related notice of borrowing or conversion pursuant to SECTION 2.2.2 or
2.2.3. Eurodollar Loans having the same Interest Period are sometimes called a "GROUP" or collectively "GROUPS". Base Rate Loans and Eurodollar Loans may be outstanding at the same time, PROVIDED that (i) not more than eight different Groups of Eurodollar Loans shall be outstanding at any one time and (ii) the aggregate principal amount of each Group of Eurodollar Loans shall at all times be $1,000,000 or an integral multiple thereof. All borrowings, conversions and repayments of Loans shall be effected so that each Bank will have a pro rata share
(according to its Percentage) of all types and Groups of Loans.

         2.2.2 BORROWING PROCEDURES FOR REVOLVING LOANS. The Company shall give written notice or telephonic notice (followed promptly by written confirmation thereof) to the Administrative Agent of each proposed borrowing of Revolving Loans not later than (a) in the case of a Base Rate borrowing, 11:00 A.M., Chicago time, on the proposed date of such borrowing, and (b) in the case of a Eurodollar borrowing, 11:00 A.M., Chicago time, at least three Business Days prior to the proposed date of such borrowing. Each such notice shall be effective upon receipt by the Administrative Agent, shall be irrevocable, and shall specify the date, amount and type of borrowing and, in the case of a Eurodollar borrowing, the initial Interest Period therefor. Promptly upon receipt of such notice, the Administrative Agent shall advise each Bank thereof. Not later than 1:00 p.m., Chicago time, on the date of a proposed borrowing, each Bank shall provide the Administrative Agent at the office specified by the Administrative Agent with immediately available funds covering such Bank's Percentage of such borrowing and, so long as the Administrative Agent has not received written notice that the conditions precedent set forth in SECTION 11 with respect to such borrowing have not been satisfied, the Administrative Agent shall pay over the requested amount to the Company on the requested borrowing date. Each borrowing of Revolving Loans shall be on a Business Day and shall be in an aggregate amount of at least $1,000,000 and an integral multiple of $500,000.

         2.2.3 CONVERSION AND CONTINUATION PROCEDURES. (a) Subject to the provisions of SECTION 2.2.1, the Company may, upon irrevocable written notice to the Administrative Agent in accordance with CLAUSE (b) below:

                           (i) elect, as of any Business Day, to convert any
                  outstanding Revolving Loan into a Revolving Loan of a different type; or

                           (ii) elect, as of the last day of the applicable
                  Interest Period, to continue any Group of Eurodollar Loans having an Interest Period expiring on such day (or any part thereof in an aggregate amount not less than $1,000,000 or an integral multiple thereof) for a new Interest Period.

                  (b) The Company shall give written or telephonic (followed promptly by written confirmation thereof) notice to the Administrative Agent of each proposed conversion or continuation not later than (i) in the case of conversion into Base Rate Loans, 11:00 a.m., Chicago time, on the proposed date of such conversion; and (ii) in the case of a conversion into or continuation of Eurodollar Loans, 11:00 a.m., Chicago time, at least three Business Days prior to the proposed date of such conversion or continuation, specifying in each case:

                           (1) the proposed date of conversion or continuation;

                           (2) the aggregate amount of Loans to be converted or
                  continued;

                           (3) the type of Loans resulting from the proposed
                  conversion or continuation; and

                           (4) in the case of conversion into, or continuation
                  of, Eurodollar Loans, the duration of the requested Interest Period therefor.

                  (c) If upon expiration of any Interest Period applicable to Eurodollar Loans, the Company has failed to select timely a new Interest Period to be applicable to such Eurodollar Loans, such Eurodollar Loans shall convert into Base Rate Loans effective on the last day of such Interest Period.

                  (d) The Administrative Agent will promptly notify each Bank of its receipt of a notice of conversion or continuation pursuant to this
         SECTION 2.4 or, if no timely notice is provided by the Company, of the details of any automatic conversion.

                  (e) Unless the Required Banks otherwise consent, during the existence of any Event of Default or Unmatured Event of Default, the Company may not elect to have a Base Rate Loan converted into or continued as a Eurodollar Loan.

         2.3   LETTER OF CREDIT PROCEDURES.

         2.3.1 LETTER OF CREDIT APPLICATIONS. The Company shall give notice to the Administrative Agent and the Issuing Bank of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days (or such lesser number of days as the Administrative Agent and the Issuing Bank shall agree in any particular instance) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by a Letter of Credit Application, duly executed by the Company (together with any Subsidiary for the account of which the related Letter of Credit is to be issued) and in all respects satisfactory to the Administrative Agent and the Issuing Bank, together with such other documentation as the Administrative Agent or the Issuing Bank may reasonably request in support thereof, it being understood that each Letter of Credit Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than the Termination Date) and whether such Letter of Credit is to be transferable in whole or in part. So long as the Issuing Bank has not received written notice that the conditions precedent set forth in SECTION 11 with respect to the issuance of such Letter of Credit have not been satisfied, the Issuing Bank shall issue such Letter of Credit on the requested issuance date. The Issuing Bank shall promptly advise the Administrative Agent of the issuance of each Letter of Credit by the Issuing Bank and of any amendment thereto, extension thereof or event or circumstance changing the amount available for drawing thereunder.

         2.3.2 PARTICIPATIONS IN LETTERS OF CREDIT. Concurrently with the issuance of each Letter of Credit (or, in the case of any Existing Letter of Credit, concurrently with the effectiveness hereof), the Issuing Bank shall be deemed to have sold and transferred to each other Bank, and each other Bank shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such other Bank's Percentage, in such Letter of Credit and the Company's reimbursement obligations with respect thereto. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the Issuing Bank's "participation" therein. The Issuing Bank hereby agrees, upon request of the Administrative Agent or any Bank, to deliver to such Bank a list of all outstanding Letters of Credit issued by the Issuing Bank, together with such information related thereto as such Bank may reasonably request.

         2.3.3 REIMBURSEMENT OBLIGATIONS. The Company hereby unconditionally and irrevocably agrees to reimburse the Issuing Bank for each payment or disbursement made by the Issuing Bank under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or disbursement shall bear interest from the date of such payment or disbursement to the date that the Issuing Bank is reimbursed by the Company therefor, payable on demand, at a rate per annum equal to the Base Rate from time to time in effect PLUS the Base Rate Margin from time to time in effect PLUS, beginning on the third Business Day after receipt of notice from the Issuing Bank of such payment or disbursement, 2%. The Issuing Bank shall notify the Company and the Administrative Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; PROVIDED, HOWEVER, that the failure of the Issuing Bank to so notify the Company shall not affect the rights of the Issuing Bank or the Banks in any manner whatsoever.

         2.3.4 LIMITATION ON OBLIGATIONS OF ISSUING BANK. In determining whether to pay under any Letter of Credit, the Issuing Bank shall not have any obligation to the Company or any Bank other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence and willful misconduct, shall not impose upon the Issuing Bank any liability to the Company or any Bank and shall not reduce or impair the Company's reimbursement obligations set forth in SECTION 2.3.3 or the obligations of the Banks pursuant to SECTION 2.3.5.

         2.3.5 FUNDING BY BANKS TO ISSUING BANK. If the Issuing Bank makes any payment or disbursement under any Letter of Credit and the Company has not reimbursed the Issuing Bank in full for such payment or disbursement by 11:00 A.M., Chicago time, on the date of such payment or disbursement, or if any reimbursement received by the Issuing Bank from the Company is or must be returned or rescinded upon or during any bankruptcy or reorganization of the Company or otherwise, each other Bank shall be obligated to pay to the Administrative

Agent for the account of the Issuing Bank, in full or partial payment of the purchase price of its participation in such Letter of Credit, its pro rata share (according to its Percentage) of such payment or disbursement (but no such payment shall diminish the obligations of the Company under SECTION 2.3.3), and upon notice from the Issuing Bank, the Administrative Agent shall promptly notify each other Bank thereof. Each other Bank irrevocably and unconditionally agrees to so pay to the Administrative Agent in immediately available funds for the Issuing Bank's account the amount of such other Bank's Percentage of such payment or disbursement. If and to the extent any Bank shall not have made such amount available to the Administrative Agent by 2:00 P.M., Chicago time, on the Business Day on which such Bank receives notice from the Administrative Agent of such payment or disbursement (it being understood that any such notice received after noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such Bank agrees to pay interest on such amount to the Administrative Agent for the Issuing Bank's account forthwith on demand for each day from the date such amount was to have been delivered to the Administrative Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect. Any Bank's failure to make available to the Administrative Agent its Percentage of any such payment or disbursement shall not relieve any other Bank of its obligation hereunder to make available to the Administrative Agent such other Bank's Percentage of such payment, but no Bank shall be responsible for the failure of any other Bank to make available to the Administrative Agent such other Bank's Percentage of any such payment or disbursement.

         2.4   SWING LINE LOANS.

         2.4.1 SWING LINE LOAN PROCEDURES. The Company shall give written or telephonic notice to the Administrative Agent (which shall promptly inform the Swing Line Bank) of each proposed Swing Line Loan not later than 12:00 noon, Chicago time, on the proposed date of such Swing Line Loan. Each such notice shall be effective upon receipt by the Administrative Agent and shall specify the date and amount of such Swing Line Loan, which shall be $100,000 or an integral multiple thereof. So long as the Swing Line Bank has not received written notice that the conditions precedent set forth in SECTION 11 with respect to the making of such Swing Line Loan have not been satisfied, the Swing Line Bank may make such Swing Line Loan on the requested borrowing date. Concurrently with the making of any Swing Line Loan, the Swing Line Bank shall be deemed to have sold and transferred, and each other Bank shall be deemed to have purchased and received from the Swing Line Bank an undivided interest and participation to the extent of such other Bank's Percentage in such Swing Line Loan (but such participation shall remain unfunded until required to be funded pursuant to SECTION 2.4.2).

         2.4.2 REFUNDING OF, OR FUNDING OF PARTICIPATIONS IN, SWING LINE LOANS. The Swing Line Bank may at any time, in its sole discretion, on behalf of the Company (which hereby irrevocably authorizes the Swing Line Bank to act on its behalf) deliver a notice to the Administrative Agent requesting that each Bank (including the Swing Line Bank in its individual capacity) make a Revolving Loan (which shall be a Base Rate Loan) in such Bank's Percentage of the aggregate amount of Swing Line Loans outstanding on such date for the purpose of repaying all Swing Line Loans (and, upon receipt of the proceeds of such Revolving Loans, the Administrative Agent shall apply such proceeds to repay Swing Line Loans); PROVIDED that if the conditions precedent to a borrowing of Revolving Loans are not then satisfied or for any other reason the Banks may not then make Revolving Loans, then instead of making Revolving Loans each Bank (other than the Swing Line Bank) shall become immediately obligated to fund its participation in all outstanding Swing Line Loans and shall pay to the Administrative Agent for the account of the Swing Line Bank an amount equal to such Bank's Percentage of such Swing Line Loans. If and to the extent any Bank shall not have made such amount available to the Administrative Agent by 2:00 P.M., Chicago time, on the Business Day on which such Bank receives notice from the Administrative Agent of its obligation to fund its participation in Swing Line Loans (it being understood that any such notice received after 12:00 noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such Bank agrees to pay interest on such amount to the Administrative Agent for the Swing Line Bank's account forthwith on demand for each day from the date such amount was to have been delivered to the Administrative Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect. Any Bank's failure to make available to the Administrative Agent its Percentage of the amount of all outstanding Swing Line Loans shall not relieve any other Bank of its obligation hereunder to make available to the Administrative Agent such other Bank's Percentage of such amount, but no Bank shall be responsible for the failure of any other Bank to make available to the Administrative Agent such other Bank's Percentage of any such amount.

         2.4.3 REPAYMENT OF PARTICIPATIONS. Upon (and only upon) receipt by the Administrative Agent for the account of the Swing Line Bank of immediately available funds from or on behalf of the Company (a) in reimbursement of principal of any Swing Line Loan with respect to which a Bank has paid the Administrative Agent for the account of the Swing Line Bank the amount of such Bank's participation therein or (b) in payment of any interest on any such Swing Line Loan, the Administrative Agent will pay to such Bank its pro rata share (according to its Percentage) of such principal or, for the period during which such participation was funded, interest, as the case may be (it being understood that the Swing Line Bank shall receive any amount to which a Bank is not entitled because it has not funded, or did not timely fund, its participation in such Swing Line Loan, except, if such Bank subsequently funds such participation, to the extent that such Bank has paid interest to the Swing Line Bank in respect thereof pursuant to SECTION 2.4.2).

         2.4.4 PARTICIPATION OBLIGATIONS UNCONDITIONAL. (a) Each Bank's obligation to make available to the Administrative Agent for the account of the Swing Line Bank the amount of its participation interest in all Swing Line Loans as provided in SECTION 2.4.3 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Swing Line Bank or any other Person, (ii) the occurrence or continuance of an Event of Default or Unmatured Event of Default, (iii) any adverse change in the condition (financial or otherwise) of the Company or any Subsidiary thereof, (iv) any termination of the Commitments or (v) any other circumstance, happening or event whatsoever.

         (b) Notwithstanding the provisions of CLAUSE (a) above, no Bank shall be required to purchase a participation interest in any Swing Line Loan if, prior to the making by the Swing Line Bank of such Swing Line Loan, the Swing Line Bank received written notice specifying that one or more of the conditions precedent to the making of such Swing Line Loan were not satisfied and, in fact, such conditions precedent were not satisfied at the time of the making of such Swing Line Loan.

         2.5 COMMITMENTS SEVERAL. The failure of any Bank to make a requested Loan on any date shall not relieve any other Bank of its obligation (if any) to make a Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make any Loan to be made by such other Bank.

         2.6 CERTAIN CONDITIONS. Notwithstanding any other provision of this Agreement, no Bank shall have an obligation to make any Loan, or to permit the continuation of or any conversion into any Eurodollar Loan, and the Issuing Bank shall not have any obligation to issue any Letter of Credit, if an Event of Default or Unmatured Event of Default exists.

         SECTION 3         NOTES EVIDENCING LOANS.

         3.1 NOTES. The Loans of each Bank shall be evidenced by a promissory note (each a "NOTE") payable to the order of such Bank substantially in the form set forth in EXHIBIT A.

         3.2 RECORDKEEPING. Each Bank shall record in its records, or at its option on the schedule attached to its Note, the date and amount of each Loan made by such Bank, each repayment or conversion thereof and, in the case of each Eurodollar Loan, the dates on which each Interest Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the Company hereunder or under any Note to repay the principal amount of the Loans evidenced by such Note together with all interest accruing thereon.

         SECTION 4         INTEREST.

         4.1 INTEREST RATES. The Company promises to pay interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until such Loan is paid in full as follows:

                  (a) at all times while such Loan is a Base Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Base Rate Margin from time to time in effect;

                  (b) at all times while such Loan is a Eurodollar Loan, at a rate per annum equal to the sum of the Eurodollar Rate (Adjusted) applicable to each Interest Period for such Loan plus the Eurodollar Margin from time to time in effect; and

                  (c) in the case of a Swing Line Loan, at a rate per annum equal to the Base Rate from time to time in effect plus the Base Rate Margin;

PROVIDED, HOWEVER, that upon request of the Required Banks at any time an Event of Default exists, the interest rate applicable to each Loan shall be increased by 2%.

         4.2 INTEREST PAYMENT DATES. Accrued interest on each Base Rate Loan and each Swing Line Loan shall be payable in arrears on the last Business Day of each calendar month and at maturity. Accrued interest on each Eurodollar Loan shall be payable on the last day of each Interest Period relating to such Loan (and, in the case of a Eurodollar Loan with a six-month Interest Period, on the three-month anniversary of the first day of such Interest Period) and at maturity. After maturity, accrued interest on all Loans shall be payable on demand.

         4.3 SETTING AND NOTICE OF EURODOLLAR RATES. The applicable Eurodollar Rate for each Interest Period shall be determined by the Administrative Agent, and notice thereof shall be given by the Administrative Agent promptly to the Company and each Bank. Each determination of the applicable Eurodollar Rate by the Administrative Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. The Administrative Agent shall, upon written request of the Company or any Bank, deliver to the Company or such Bank a statement showing the computations used by the Administrative Agent in determining any applicable Eurodollar Rate hereunder.

         4.4 COMPUTATION OF INTEREST. All determinations of interest for Base Rate Loans and Swing Line Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. All other computations of interest shall be computed for the actual number of days elapsed on the basis of a year of 360 days. The applicable interest rate for each Base Rate Loan and each Swing Line Loan shall change simultaneously with each change in the Base Rate.

         SECTION 5         FEES.

         5.1 NON-USE FEE. The Company agrees to pay to the Administrative Agent for the account of each Bank a non-use fee, for the period from the Effective Date to the Termination Date, in an amount equal to the rate per annum in effect from time to time pursuant to SCHEDULE 1.1 of the daily average of the unused amount of such Bank's Percentage of the Commitment

Amount. For purposes of calculating usage under this Section, the Commitment Amount shall be deemed used to the extent of the aggregate principal amount of all outstanding Revolving Loans plus the Stated Amount of all Letters of Credit. Such non-use fee shall be payable in arrears on the last Business Day of each calendar quarter and on the Termination Date for any period then ending for which such non-use fee shall not have theretofore been paid. The non-use fee shall be computed for the actual number of days elapsed on the basis of a year of 360 days.

         5.2 LETTER OF CREDIT FEES. (a) The Company agrees to pay to the Administrative Agent for the account of the Banks pro rata according to their respective Percentages a letter of credit fee for each Letter of Credit in an amount equal to the rate per annum in effect from time to time pursuant to
SCHEDULE 1.1 of the undrawn amount of such Letter of Credit (computed for the actual number of days elapsed on the basis of a year of 360 days); PROVIDED that upon the request of the Required Banks at any time an Event of Default exists, the rate per annum applicable to each Letter of Credit shall be increased by 2%. Such letter of credit fee shall be payable in arrears on the last Business Day of each calendar quarter and on the Termination Date for the period from the date of the issuance of each Letter of Credit to the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated.

         (b) The Company agrees to pay the Issuing Bank, for its own account, a fronting fee for each Letter of Credit in an amount separately agreed to between the Company and the Issuing Bank.

         (c) In addition, with respect to each Letter of Credit, the Company agrees to pay to the Issuing Bank, for its own account, such fees and expenses as the Issuing Bank customarily requires in connection with the issuance, negotiation, processing and/or administration of letters of credit in similar situations.

         5.3 ADMINISTRATIVE AGENT'S AND ARRANGER'S FEES. The Company agrees to pay to the Administrative Agent and the Arranger such administrative agent's fees and arranger's fees, respectively, as are mutually agreed to from time to time by the Company, the Administrative Agent and the Arranger.

         SECTION 6         CHANGES IN THE COMMITMENT AMOUNT; PREPAYMENTS.

         6.1   CHANGES IN THE COMMITMENT AMOUNT.

         6.1.1 OPTIONAL INCREASE IN THE COMMITMENT AMOUNT. The Company may from time to time after the Effective Date so long as no Default or Event of Default exists, by means of a letter to the Administrative Agent substantially in the form of EXHIBIT G, request that the Commitment Amount be increased by (a) increasing the Commitment of one or more Banks which have agreed to such increase and/or (b) adding one or more commercial banks or other Persons as a party hereto with a Commitment in an amount agreed to by any such commercial bank or other Person; PROVIDED that (i) no commercial bank or other Person shall be added as a party hereto without the written consent of the Administrative Agent (which shall not be unreasonably withheld) and (ii) in no event shall the aggregate amount of all increases in the Commitment Amount pursuant to this SECTION 6.1.1 exceed $50,000,000 without the written consent of all Banks. Any increase in the Commitment Amount pursuant to this SECTION 6.1.1 shall be in the amount of $10,000,000 or a higher integral multiple thereof and shall be effective three Business Days after the date on which the Administrative Agent has received and accepted the applicable increase letter in the form of Annex 1 to EXHIBIT G (in the case of an increase in the Commitment of an existing
Bank) or assumption letter in the form of Annex 2 to EXHIBIT G (in the case of the addition of a commercial bank or other Person as a new Bank). The Administrative Agent shall promptly notify the Company and the Banks of any increase in the Commitment Amount pursuant to this SECTION 6.1.1 and of the Commitment and Percentage of each Bank after giving effect thereto. The
Company acknowledges that, in order to maintain Loans in accordance with each Bank's Percentage, a reallocation of the Commitments as a result of a non-pro-rata increase in the Commitment Amount may require prepayment of all or portions of certain Loans on the date of such increase (and any such prepayment shall be subject to the provisions of SECTION 8.4).

         6.1.2 VOLUNTARY REDUCTIONS OF THE COMMITMENT AMOUNT. The Company may from time to time on at least five Business Days' prior written notice received by the Administrative Agent (which shall promptly advise each Bank thereof) permanently reduce the Commitment Amount to an amount not less than the Total Outstandings. Any such reduction shall be in an amount equal to $5,000,000 or an integral multiple thereof. The Company may at any time on like notice terminate the Commitments upon payment in full of all Loans and all other obligations of the Company hereunder and cash collateralization in full, pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, of all obligations arising with respect to Letters of Credit. All reductions of the Commitment Amount shall reduce the amounts of the Commitments of the Banks pro rata according to their respective Percentages.

         6.2 PREPAYMENTS. The Company may from time to time prepay the Loans in whole or in part, PROVIDED that the Company shall give the Administrative Agent (which shall promptly advise each Bank) notice thereof not later than 11:00 A.M., Chicago time, on the day of such prepayment (which shall be a Business
Day), specifying the Loans to be prepaid and the date and amount of prepayment. Each partial prepayment shall be in a principal amount of $500,000 or an integral multiple thereof (or, in the case of Swing Line Loans, $100,000 or an integral multiple thereof). After giving effect to any prepayment, the aggregate principal amount of each Group of Eurodollar Loans shall be $1,000,000 or an integral multiple thereof. All prepayments shall be applied to prepay the Loans of the Banks pro rata according to their respective Percentages. Any prepayment of a Eurodollar Loan on a day other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to SECTION 8.4.

         SECTION 7         MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

         7.1 MAKING OF PAYMENTS. All payments of principal of or interest on the Notes, and of all fees, shall be made by the Company to the Administrative Agent in immediately available funds at the office specified by the Administrative Agent not later than noon, Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by the Administrative Agent on the next following Business Day. The Administrative Agent shall promptly remit to each Bank its share of all such payments received in collected funds by the Administrative Agent for the account of such Bank.

         All payments under SECTION 8.1 shall be made by the Company directly to the Bank entitled thereto.

         7.2 APPLICATION OF CERTAIN PAYMENTS. Each payment of principal shall be applied to such Loans as the Company shall direct by notice to be received by the Administrative Agent on or before the date of such payment or, in the absence of such notice, as the Administrative Agent shall determine in its discretion. Concurrently with each remittance to any Bank of its share of any such payment, the Administrative Agent shall advise such Bank as to the application of such payment.

         7.3 DUE DATE EXTENSION. If any payment of principal or interest with respect to any of the Notes, or of any fees, falls due on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day (unless, in the case of a Eurodollar Loan, such immediately following Business Day is the first Business Day of a calendar month, in which case such date shall be the immediately preceding Business Day) and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

         7.4 SETOFF. The Company agrees that the Administrative Agent and each Bank have all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, the Company agrees that at any time any Event of Default exists, the Administrative Agent and each Bank may apply to the payment of any obligations of the Company hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of the Company then or thereafter with the Administrative Agent or such Bank.

         7.5 PRORATION OF PAYMENTS. If any Bank shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise, but excluding any payment pursuant to SECTION 8.7 or 14.9) on account of principal of or interest on any Note (or on account of its participation in any Letter of Credit) in excess of its pro rata share of payments and other recoveries obtained by all Banks on account of principal of and interest on Notes (or such participation) then held by them, such Bank shall purchase from the other Banks such participation in the Notes (or sub-participation in Letters of Credit) held by them as shall be necessary to cause such purchasing Bank to share the excess payment or other recovery ratably with each of them; PROVIDED that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Bank, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

         7.6 TAXES. (a) All payments of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Bank's net income or receipts (all non-excluded items being called "TAXES"). If any withholding or deduction from any payment to be made by the Company hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Company will:

                  (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (ii) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authority; and

                  (iii) (except to the extent such withholding or deduction would not be required if such Bank's Exemption Representation were true) pay to the Administrative Agent for the account of the Banks such additional amount or amounts as is necessary to ensure that the net amount actually received by each Bank will equal the full amount such Bank would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Administrative Agent or any Bank with respect to any payment received by the Administrative Agent or such Bank hereunder, the Administrative Agent or such Bank may pay such Taxes and the Company will (except to the extent such Taxes are payable by a Bank and would not have been payable if such Bank's Exemption Representation were true) promptly pay such additional amounts (including any penalty, interest and expense) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.

         (b) If the Company fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent, for the account of the respective Banks, the required receipts or other required documentary evidence, the Company shall indemnify the Banks for any incremental Taxes, interest or penalties that may become payable by any Bank as a result of any such failure. For purposes of this SECTION 7.6, a distribution hereunder by the Administrative Agent or any Bank to or for the account of any Bank shall be deemed a payment by the Company.

         (c) Each Bank represents and warrants (such Bank's "EXEMPTION REPRESENTATION") to the Company and the Administrative Agent that, as of the date of this Agreement (or, in the case of an Assignee, the date it becomes a party hereto), it is entitled to receive payments hereunder without any deduction or withholding for or on account of any Taxes imposed by the United States of America or any political subdivision or taxing authority thereof.

         (d) Upon the request from time to time of the Company or the Administrative Agent, each Bank that is organized under the laws of a jurisdiction other than the United States of America shall execute and deliver to the Company and the Administrative Agent one or more (as the Company or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents, appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Bank is exempt from withholding or deduction of Taxes.

         (e) If, and to the extent that, any Bank shall obtain a credit, relief or remission for, or repayment of, any Taxes indemnified or paid by the Company pursuant to this SECTION 7.6, such Bank agrees to promptly notify the Company thereof and thereupon enter into negotiations in good faith with the Company to determine the basis on which an equitable reimbursement of such Taxes can be made to the Company.

SECTION 8         INCREASED COSTS; SPECIAL PROVISIONS FOR EURODOLLAR LOANS.

         8.1 INCREASED COSTS. (a) If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any Eurodollar Office of such Bank) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency

                  (A) shall subject any Bank (or any Eurodollar Office of such Bank) to any tax, duty or other charge with respect to its Eurodollar Loans, its Note or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to any Bank of the principal of or interest on its Eurodollar Loans or any other amounts due under this Agreement in respect of its Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income of such Bank or its Eurodollar Office imposed by the jurisdiction in which such Bank's principal executive office or Eurodollar Office is located); or

                  (B) shall impose, modify or deem applicable any reserve (including any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve included in the determination of interest rates pursuant to SECTION 4), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Bank (or any Eurodollar Office of such Bank); or

                  (C) shall impose on any Bank (or its Eurodollar Office) any other condition affecting its Eurodollar Loans, its Note or its obligation to make Eurodollar Loans;

and the result of any of the foregoing is to increase the cost to (or in the case of Regulation D of the Board of Governors of the Federal Reserve System, to impose a cost on) such Bank (or any Eurodollar Office of such Bank) of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Eurodollar Office) under this Agreement or under its Note with respect thereto, then within 10 days after demand by such Bank (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Administrative Agent), the Company shall pay directly to such Bank such additional amount as will compensate such Bank for such increased cost or such reduction.

         (b) If any Bank shall reasonably determine that the adoption or phase-in of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank or any Person controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or such controlling Person's capital as a consequence of such Bank's obligations hereunder or under any Letter of Credit to a level below that which such Bank or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by such Bank or such controlling Person to be material, then from time to time, within 10 days after demand by such Bank (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Administrative Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank or such controlling Person for such reduction.

         (c) Notwithstanding the foregoing provisions of this SECTION 8.1, if any Bank fails to notify the Company of any event or circumstance which will entitle the Bank to compensation pursuant to this SECTION 8.1 within 180 days after such Bank obtains knowledge of such event or circumstance, then such Bank shall not be entitled to compensation from the Company for any amount arising prior to the date which is 180 days before the date on which such Bank notifies the Company of such event or circumstance.

         8.2 BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. If, prior to the first day of any Interest Period:

                  (a) the Administrative Agent reasonably determines (which determination, if made in good faith, shall be binding and conclusive on the Company) that deposits in Dollars (in the applicable amounts) are not being offered to the Administrative Agent in the interbank eurodollar market for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate; or

                  (b) Banks having an aggregate Percentage of 40% or more advise the Administrative Agent that the Eurodollar Rate (Adjusted) as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of maintaining or funding such Eurodollar Loans for such Interest Period (taking into account any amount to which such Banks may be entitled under SECTION 8.1) or that the making or funding of Eurodollar Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Banks materially affects such Loans;

THEN the Administrative Agent shall promptly notify the other parties thereof and, so long as such circumstances shall continue, (i) no Bank shall be under any obligation to make or convert into Eurodollar Loans and (ii) on the last day of the current Interest Period for each Eurodollar Loan, such Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan.

         8.3 CHANGES IN LAW RENDERING EURODOLLAR LOANS UNLAWFUL. In the event that any change in (including the adoption of any new) applicable laws or regulations, or any change in the interpretation of applicable laws or regulations by any governmental or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of any Bank cause a substantial question as to whether it is) unlawful for any Bank to make, maintain or fund Eurodollar Loans, then such Bank shall promptly notify each of the other parties hereto and, so long as such circumstances shall continue, (a) such Bank shall have no obligation to make or convert into Eurodollar Loans (but shall make Base Rate Loans concurrently with the making of or conversion into Eurodollar Loans by the Banks which are not so affected, in each case in an amount equal to such Bank's pro rata share of all Eurodollar Loans which would be made or converted into at such time in the absence of such circumstances) and (b) on the last day of the current Interest Period for each Eurodollar Loan of such Bank (or, in any event, on such earlier date as may be required by the relevant law, regulation or interpretation), such Eurodollar Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan. Each Base Rate Loan made by a Bank which, but for the circumstances described in the foregoing sentence, would be a Eurodollar Loan (an "AFFECTED LOAN") shall remain outstanding for the same period as the Group of Eurodollar Loans of which such Affected Loan would be a part absent such circumstances.

         8.4 FUNDING LOSSES. The Company hereby agrees that upon demand by any Bank (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed, a copy of which shall be furnished to the Administrative Agent), the Company will indemnify such Bank against any net loss or expense which such Bank may sustain or incur (including any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain any Eurodollar Loan), as reasonably determined by such Bank, as a result of (a) any payment, prepayment or conversion of any Eurodollar Loan of such Bank on a date other than the last day of an Interest Period for such Loan (including any conversion pursuant to SECTION
8.3) or (b) any failure of the Company to borrow or convert any Loan on a date specified therefor in a notice of borrowing or conversion pursuant to this Agreement. For this purpose, all notices to the Administrative Agent pursuant to this Agreement shall be deemed to be irrevocable.

         8.5 RIGHT OF BANKS TO FUND THROUGH OTHER OFFICES. Each Bank may, if it so elects, fulfill its commitment as to any Eurodollar Loan by causing a foreign branch or affiliate of such Bank to make such Loan, PROVIDED that in such event for the purposes of this Agreement such Loan shall be deemed to have been made by such Bank and the obligation of the Company to repay such Loan shall nevertheless be to such Bank and shall be deemed held by it, to the extent of such Loan, for the account of such branch or affiliate.

         8.6 DISCRETION OF BANKS AS TO MANNER OF FUNDING. Notwithstanding any provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Eurodollar Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period.

         8.7 MITIGATION OF CIRCUMSTANCES; REPLACEMENT OF AFFECTED BANK. (a) Each Bank shall promptly notify the Company and the Administrative Agent of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Bank's good faith judgment, otherwise disadvantageous to such Bank) to mitigate or avoid, (i) any obligation by the Company to pay any amount pursuant to SECTION 7.6 or 8.1 or (ii) the occurrence of any circumstances of the nature described in SECTION 8.2 or 8.3 (and, if any Bank has given notice of any such event described in CLAUSE (i) or (ii) above and thereafter such event ceases to exist, such Bank shall promptly so notify the Company and the Administrative Agent). Without limiting the foregoing, each Bank will designate a different funding office if such designation will avoid (or reduce the cost to the Company of) any event described in CLAUSE (i) or (ii) of the preceding sentence and such designation will not, in such Bank's sole good faith judgment, be otherwise disadvantageous to such Bank.

         (b) At any time any Bank is an Affected Bank, the Company may replace such Affected Bank as a party to this Agreement with one or more other bank(s) or financial institution(s) reasonably satisfactory to the Administrative Agent (and upon notice from the Company such Affected Bank shall assign pursuant to an Assignment Agreement, and without recourse or warranty, its Commitment, its Loans, its Note, its participation in Letters of Credit, and all of its other rights and obligations hereunder to such replacement bank(s) or other financial institution(s) for a purchase price equal to the sum of the principal amount of the Loans so assigned, all accrued and unpaid interest thereon, its ratable share of all accrued and unpaid fees, any amounts payable under SECTION 8.4 as a result of such Bank receiving payment of any

Eurodollar Loan prior to the end of an Interest Period therefor and all other obligations owed to such Affected Bank hereunder).

         8.8 CONCLUSIVENESS OF STATEMENTS; SURVIVAL OF PROVISIONS. Determinations and statements of any Bank pursuant to SECTION 8.1, 8.2, 8.3 or
8.4 shall be conclusive absent demonstrable error. Banks may use reasonable averaging and attribution methods in determining compensation under SECTIONS 8.1 and 8.4, and the provisions of such Sections shall survive repayment of the Loans, cancellation of the Notes, cancellation or expiration of the Letters of Credit and any termination of this Agreement.

         SECTION 9         WARRANTIES.

         To induce the Administrative Agent and the Banks to enter into this Agreement and to induce the Banks to make Loans and issue or purchase participations in Letters of Credit hereunder, the Company warrants to the Administrative Agent and the Banks that:

         9.1 ORGANIZATION, ETC. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, each Subsidiary is duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, and each of the Company and each Subsidiary has the corporate power to own its properties and to carry on its business as now being conducted.

         9.2 AUTHORIZATION; NO CONFLICT. The execution and delivery by the Company of this Agreement and each other Loan Document to which it is a party, the borrowings hereunder, the execution and delivery by each Subsidiary of each Loan Document to which it is a party and the performance by each of the Company and each Subsidiary of its obligations under each Loan Document to which it is a party are within the corporate powers of the Company and each Subsidiary, have been duly authorized by all necessary corporate action on the part of the Company and each Subsidiary (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Company or any Subsidiary, (b) contravene or conflict with, or result in a breach of, any provision of the Certificate of Incorporation, By-Laws or other organizational documents of the Company or any Subsidiary or of any agreement, indenture, instrument or other document which is binding on the Company or any Subsidiary or (c) result in, or require, the creation or imposition of any Lien on any property of the Company or any Subsidiary (other than Liens arising under the Loan Documents).

         9.3 VALIDITY AND BINDING NATURE. Each of this Agreement and each other Loan Document to which the Company is a party is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and similar laws of general application affecting the enforcement of creditors' rights and to general principles of equity limiting the availability of equitable remedies; and each Loan Document to which any Subsidiary is a party is, or upon the execution and delivery thereof by such Subsidiary will be, the legal, valid and binding obligation of such Subsidiary, except as enforceability may be limited by bankruptcy, insolvency and similar laws of general application affecting the enforcement of creditors' rights and to general principles of equity limiting the availability of equitable remedies.

         9.4 FINANCIAL CONDITION. The audited consolidated financial statements of the Company and its Subsidiaries dated October 5, 1999 and the unaudited consolidated financial statements of the Company and its Subsidiaries dated January 2, 2000, copies of which have been furnished prior to the Effective Date to each Bank which is a party hereto on the Effective Date:

                  (i) were prepared in conformity with GAAP consistently applied; and

                  (ii) present fairly the financial condition of the Company and its Subsidiaries as at such dates and the results of their operations for the periods then ended (subject, in the case of the unaudited financial statements, to the absence of footnotes and to normal year-end adjustments).

         9.5 NO MATERIAL ADVERSE CHANGE. Since the date of the audited consolidated financial statements described in SECTION 9.4, no events have occurred which, individually or in the aggregate, have had or are reasonably likely to have a Material Adverse Effect.

         9.6 LITIGATION AND CONTINGENT LIABILITIES. No litigation (including derivative actions), arbitration proceeding, labor controversy or governmental investigation or proceeding is pending or, to the Company's knowledge, threatened against the Company or any Subsidiary which is reasonably likely to have a Material Adverse Effect, except as set forth in SCHEDULE 9.6. Other than any liability incident to such litigation or proceedings, neither the Company nor any Subsidiary has any material contingent liabilities not provided for or disclosed in the financial statements referred to in SECTION 9.4 or listed in such SCHEDULE 9.6.

         9.7 OWNERSHIP OF PROPERTIES; LIENS. Each of the Company and each Subsidiary owns good and, in the case of real property, marketable title to, or a valid leasehold interest in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to
SECTION 10.8.

         9.8 SUBSIDIARIES. The Company has no Subsidiaries except those listed in SCHEDULE 9.8.

         9.9 PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement or the making of any Loan hereunder,

(i) no steps have been taken to terminate any Pension Plan which would be reasonably likely to result in the Company being required to make a contribution to such Pension Plan, or incurring a liability or obligation to such Pension Plan, in excess of $500,000, and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by the Company of any material liability, fine or penalty. Except as disclosed in the financial statements referred to in SECTION 9.4, the Company has no contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of subtitle B of title I of ERISA.

         9.10 INVESTMENT COMPANY ACT. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

         9.11 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Company nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

         9.12 REGULATION U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

         9.13 TAXES. Each of the Company and each Subsidiary has filed all tax returns and reports (or appropriate extensions thereof, as applicable) required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         9.14 SOLVENCY, ETC. On the Effective Date (or, in the case of any Subsidiary which becomes a Guarantor after the Effective Date, on the date such Person becomes a Guarantor), and immediately prior to and after giving effect to the issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof, (a) each of the Company's and each Guarantor's assets will exceed its liabilities and (b) each of the Company and each Guarantor will be solvent, will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then constituted.

         9.15     ENVIRONMENTAL MATTERS.  Except as set forth in SCHEDULE 9.15:

                  (a) all facilities and property (including underlying groundwater) currently owned or leased or, to the best knowledge of the Company, previously owned or leased, by the Company or any of its Subsidiaries have been, and continue to be, owned or leased by the Company and its Subsidiaries in compliance with all Environmental Laws, except where any such failure to comply could not, individually or in the aggregate, reasonably be expected to result in any liability of the Company or any Subsidiary in excess of $500,000;

                  (b) there have been no past, and there are no pending or, to the best of the Company's knowledge, threatened

                               (i) claims, complaints, notices or requests for
                    information received by the Company or any of its Subsidiaries with respect to any alleged violation of any Environmental Law which, if adversely determined could, individually or in the aggregate, reasonably be expected to result in any liability of the Company or any Subsidiary in excess of $500,000;

                              (ii) complaints, notices or inquiries to the
                    Company or any of its Subsidiaries regarding potential liability under any Environmental Law which could, individually or in the aggregate, reasonably be expected to result in any liability of the Company or any Subsidiary in excess of $500,000;

                    (c) there have been no Releases of Hazardous Materials at, on or under any property now owned or leased or, to the best knowledge of the Company, previously owned or leased, by the Company or any of its Subsidiaries that, singly or in the aggregate, have had, or may reasonably be expected to have, a Material Adverse Effect;

                    (d) the Company and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses except where the failure to obtain and/or comply with any of the foregoing could not, individually or in the aggregate, reasonably be expected to result in any liability of the Company or any Subsidiary in excess of $500,000;

                    (e) no property now owned or leased or, to the best knowledge of the Company, previously owned or leased, by the Company or any of its Subsidiaries is listed or (with respect to owned property only) proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                    (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now owned or leased or, to the best knowledge of the Company, previously owned or leased, by the Company or any of its Subsidiaries that, singly or in the aggregate, have had, or may reasonably be expected to have, a Material Adverse Effect;

                    (g) neither the Company nor any of its Subsidiaries has directly transported or, to the best of the Company's knowledge, directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against the Company or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA, which in any case could, individually or in the aggregate, reasonably be expected to result in any liability of the Company or any Subsidiary in excess of $500,000;

                    (h) there are no polychlorinated biphenyls or friable asbestos present at any property now owned or leased or, to the best knowledge of the Company, previously owned or leased, by the Company or any of its Subsidiaries that, singly or in the aggregate, have had, or may reasonably be expected to have, a Material Adverse Effect; and

                    (i) no conditions exist at, on or under any property now owned or leased or, to the best knowledge of the Company, previously owned or leased, by the Company which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law except where any such liability could not, individually or in the aggregate, reasonably be expected to result in any liability of the Company or any Subsidiary in excess of $500,000.

         For purposes of this SECTION 9.15, with respect to any facility or property having multiple lessees, only that portion which is leased by the Company or any Subsidiary shall be considered a facility or property leased by the Company or such Subsidiary.

         9.16 ABSENCE OF DEFAULT. Neither the Company nor any Subsidiary is in material default under any material contract to which it is a party or by which it is bound.

         9.17 INFORMATION. All written information heretofore or contemporaneously herewith furnished by the Company or any Subsidiary to the Administrative Agent or any Bank for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of the Company or any Subsidiary to the Administrative Agent or any Bank pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

         SECTION 10          COVENANTS.

         Until the expiration or termination of the Commitments and thereafter until all obligations of the Company hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated, the Company agrees that, unless at any time the Required Banks shall otherwise expressly consent in writing, it will:

         10.1 REPORTS, CERTIFICATES AND OTHER INFORMATION. Furnish to each Bank:

         10.1.1 AUDIT REPORT. Promptly when available and in any event within 90 days after the close of each Fiscal Year a copy of the annual audit report of the Company and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of income and cash flows of the Company and its Subsidiaries for such Fiscal Year, which audit report will be without qualification as to going concern or scope and shall be prepared by Deloitte & Touche or other independent auditors of recognized standing selected by the Company and reasonably acceptable to the Required Banks, together with a written statement from such auditors to the effect that in making the examination necessary for the signing of such audit report by such accountants, they have not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if they have become aware of any such event, describing it in reasonable detail.

         10.1.2 QUARTERLY REPORTS. Promptly when available and in any event within 45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter) of each Fiscal Year, consolidated balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flows for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, together with a certificate of the chief executive officer or the chief financial officer of the Company certifying that such financial statements present fairly the financial condition and results of operations of the Company and its Subsidiaries as of the dates and periods indicated, subject to changes resulting from normal year-end adjustments.

         10.1.3 COMPLIANCE CERTIFICATES. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to SECTION 10.1.1 and of each set of quarterly statements pursuant to SECTION 10.1.2, (a) a duly completed compliance certificate in the form of EXHIBIT B, with appropriate insertions, dated the date of such annual report or such quarterly statements and signed by the chief executive officer or the chief financial officer of the Company, containing a computation of each of the financial ratios and restrictions set forth in SECTION 10.6 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it; and (b) an updated organizational chart listing all Subsidiaries and the locations of their businesses.

         10.1.4 REPORTS TO SEC AND TO SHAREHOLDERS. Promptly upon the filing or sending thereof, a copy of any annual, periodic or special report or registration statement (inclusive of exhibits thereto) filed with the SEC or any securities exchange and any report, proxy statement or other communication to the Company's shareholders generally.

         10.1.5 NOTICE OF DEFAULT, LITIGATION AND ERISA MATTERS. Promptly upon becoming aware of any of the following, written notice describing the same and the steps being taken by the Company or the Subsidiary affected thereby with respect thereto:

                    (a) the occurrence of an Event of Default or an Unmatured Event of Default;

                    (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Company to the Banks which has been instituted or, to the knowledge of the Company, is threatened against the Company or any Subsidiary or to which any of the properties of any thereof is subject which, if adversely determined, might reasonably be expected to have a Material Adverse Effect;

                    (c) the institution of any steps by any member of the Controlled Group or any other Person to terminate any Pension Plan, or the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a lien under Section 302(f) of ERISA) or to any Multiemployer Pension Plan, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Company furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan which could result in the incurrence by any member of the Controlled Group of any material liability, fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any material increase in the contingent liability of the Company with respect to any post-retirement Welfare Plan benefit, or any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent;

                    (d) any cancellation (without replacement) or material change in any insurance maintained by the Company or any Subsidiary;

                    (e) any event (including any violation of any Environmental Law or the assertion of any Environmental Claim) which might reasonably be expected to have a Material Adverse Effect; or

                    (f) any setoff, claims (including any Environmental Claim), withholding or other defense to which any of the collateral granted under any Collateral Document, or the Banks' rights with respect to any such collateral, are subject.

         10.1.6 SUBSIDIARIES. Promptly upon the occurrence thereof, a written report of any change in the list of its Subsidiaries.

         10.1.7 MANAGEMENT REPORTS. Promptly upon the request of the Administrative Agent or any Bank (acting through the Administrative Agent), copies of all detailed financial and management reports submitted to the Company by independent auditors in connection with any annual or interim audit made by such auditors of the books of the Company.

         10.1.8 COLLATERAL INFORMATION. A written report of any change in the chief executive office of the Company or any Subsidiary not less than 30 days prior to such change.

         10.1.9 OTHER INFORMATION. Promptly from time to time, such other information concerning the Company and its Subsidiaries as the Administrative Agent or any Bank (acting through the Administrative Agent) may reasonably request.

         10.2 BOOKS, RECORDS AND INSPECTIONS. Keep, and cause each Subsidiary to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each Subsidiary to permit, on reasonable notice and at reasonable times and intervals (or at any time without notice during the existence of an Event of Default) any Bank or the Administrative Agent or any representative thereof to inspect the properties and operations of the Company and of such Subsidiary; and permit, and cause each Subsidiary to permit, on reasonable notice and at reasonable times and intervals (or at any time without notice during the existence of an Event of Default), any Bank or the Administrative Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and the Company hereby authorizes such independent auditors to discuss such financial matters with any Bank or the Administrative Agent or any representative thereof whether or not any representative of the Company or any Subsidiary is present), and to examine (and, at the expense of the Company or the applicable Subsidiary, photocopy extracts from) any of its books or other corporate records. The Company agrees to pay the fees of its auditors incurred in connection with any reasonable exercise of the rights of any Bank or the Administrative Agent or any representative thereof pursuant to this Section.

         10.3 INSURANCE. Maintain, and cause each Subsidiary to maintain, with reputable, financially sound insurance companies, (a) at all times insurance to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated (and, in any event, such insurance as may be required by any law or governmental regulation or court order or decree) and (b) "errors and omissions" insurance with coverage of at least $20,000,000; and, upon request of the Administrative Agent (or any Bank acting through the Administrative Agent), furnish to the Administrative Agent or such Bank a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the Company and its Subsidiaries.

         10.4 COMPLIANCE WITH LAWS; PAYMENT OF TAXES AND LIABILITIES. (a) Comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations, decrees and orders except where the failure to comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (b) pay, and cause each Subsidiary to pay, prior to delinquency, all taxes and other governmental charges against it or any of its property, PROVIDED that the foregoing shall not require the Company or any Subsidiary to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP.

         10.5 MAINTENANCE OF EXISTENCE, ETC. Maintain and preserve, and (subject to SECTION 10.11) cause each Subsidiary to maintain and preserve, (a) its existence and good standing in the jurisdiction of its incorporation and (b) its qualification and good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary (except where the failure to qualify could not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect).

         10.6       FINANCIAL COVENANTS.

         10.6.1 MINIMUM NET WORTH. Not permit Net Worth at any time to be less than the sum of (a) $242,000,000, (b) 75% of the sum of Consolidated Net Income for each Fiscal Quarter, beginning with the Fiscal Quarter ending April 2, 2000 and ending with the most recently-ended Fiscal Quarter for which the Company has delivered financial statements (PROVIDED that, if Consolidated Net Income is less than zero for any Fiscal Quarter, for purposes of this SECTION 10.6.1 Consolidated Net Income will be deemed to be zero for such quarter) PLUS (c) 100% of the Net Cash Proceeds of any equity issued by the Company or any of its Subsidiaries (on a consolidated basis) after the Effective Date.

         10.6.2 FIXED CHARGE COVERAGE RATIO. Not permit the ratio, for any Computation Period, of (i) EBITDA LESS Capital Expenditures of the Company and its Subsidiaries for such Computation Period to (ii) Interest Expense PLUS all taxes paid by the Company and its Subsidiaries PLUS all required payments of principal of Debt of the Company and its Subsidiaries, in each case during such Computation Period (and determined on a consolidated basis), to be less than 1.25 to 1.

         10.6.3 LEVERAGE RATIO. Not permit the Leverage Ratio, for any Computation Period, to be greater than 2.50 to 1.

         10.7 LIMITATIONS ON DEBT. Not, and not permit any Subsidiary to, create, incur, assume or suffer to exist any Debt, except:

         (a) obligations arising under the Loan Documents;

         (b) Debt in respect of Capital Leases;

         (c) unsecured Debt of Subsidiaries to the Company or to other Subsidiaries;

         (d) Hedging Agreements entered into by the Company or any Subsidiary with the Administrative Agent or any Bank or any Affiliate thereof;

         (e) Suretyship Liabilities in respect of any obligation of the Company or any Subsidiary permitted under this Agreement;

         (f) Debt in respect of taxes, assessments or governmental charges to the extent that payment thereof shall not at the time be required to be made in accordance with SECTION 10.4;

         (g) Debt outstanding on the date hereof and listed in SCHEDULE 10.7 or hereafter incurred in connection with Liens permitted by SECTION 10.8, and extensions, renewals and refinancings of any Debt described in this clause (g) so long as the principal amount thereof is not increased;

         (h) Subordinated Debt; and

         (i) other Debt not exceeding in the aggregate $10,000,000.

         10.8 LIENS. Not, and not permit any Subsidiary to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

         (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves;

         (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations which, in each case, are not perfected by the filing of a financing statement or the delivery of collateral) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves;

         (c) Liens identified in SCHEDULE 10.8;

         (d) Liens in connection with Capital Leases (to the extent permitted hereunder);

         (e) attachments, judgments and other similar Liens (including appeal bonds), for sums not exceeding $500,000, arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

         (f) other Liens incidental to the conduct of the business of the Company or a Subsidiary or the ownership of its property or assets, including easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens, which Liens were not incurred in connection with the borrowing of money and do not, in any case or in the aggregate, interfere in any material respect with the ordinary conduct of the business of the Company or any Subsidiary;

         (g) building restrictions, zoning laws and other statutes, laws, rules, regulations, ordinances and restrictions, and any amendments thereto, now or at any time hereafter adopted by any governmental authority having jurisdiction;

         (h) any interest or title of a lessor or secured by a lessor's interest under any lease (other than a Capital Lease):

         (i) Liens in favor of the Administrative Agent pursuant to the Loan Documents;

         (j) Liens on assets of property acquired, or on the property of a Person acquired, by the Company or any Subsidiary so long as (i) such acquisition is permitted hereunder, (ii) all obligations secured by such Liens are repaid concurrently with, or promptly after, such acquisition and (iii) all UCC financing statements, mortgages or similar documents filed or recorded to give notice of such Liens are terminated or released within 120 days after such acquisition; and

         (k) other Liens, in addition to the Liens permitted by CLAUSES (a) through (j), securing Debt permitted by SECTION 10.7(i).


         10.9 LOANS OR ADVANCES. Not, and not permit any Subsidiary to, make any loan or advance; except for (i) loans or advances by the Company to any Subsidiary and (ii) advances not to exceed, in the aggregate for the Company and all Subsidiaries at any one time outstanding, $250,000 to officers and employees.

         10.10 RESTRICTED PAYMENTS. Not, and not permit any Subsidiary to, (a) declare or pay any dividends on any of its capital stock (other than stock dividends), (b) purchase or redeem any such stock or any warrants, units, options or other rights in respect of such stock, (c) make any other distribution to shareholders, (d) prepay, purchase, redeem or defease any Subordinated

Debt, (e) make any payment on or in respect of any Subordinated Debt (other than scheduled payments of interest made in the form of additional Subordinated Debt or common stock), or (f) set aside funds for any of the foregoing; PROVIDED that any Subsidiary may declare and pay dividends to the Company or to any other wholly-owned Subsidiary.

         10.11 MERGERS AND CONSOLIDATIONS; ACQUISITIONS. Not, and not permit any Subsidiary to, be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person (or of any division or business unit of any Person), except (a) any such merger or consolidation of or by any wholly-owned Subsidiary into the Company or any other wholly-owned Subsidiary, (b) any such purchase or other acquisition by the Company or any wholly-owned Subsidiary of the assets or stock of any wholly-owned Subsidiary, and (c) acquisitions of all of the assets or stock of Persons which are in the same or a similar line of business as the Company and its Subsidiaries; PROVIDED that any acquisition described in this CLAUSE (c) must satisfy all of the following conditions: (i) each Person so acquired shall comply with all of the terms of this Agreement and the other Loan Documents that are applicable to such Person; (ii) either the required majority of the Board of Directors (or other equivalent governing body) of the Person so acquired incumbent at the time such acquisition is proposed has acquiesced to the acquisition, or the acquisition is otherwise deemed in the reasonable judgment of the Administrative Agent to be a "friendly" acquisition; (iii) no Event of Default or Unmatured Event of Default shall have occurred and be continuing at the time of, or would result from the making of, such acquisition; (iv) the aggregate total cash consideration for any one acquisition or series of related acquisitions shall not exceed $25,000,000; and (v) simultaneously with any such acquisition of stock, the Company shall grant, or cause the applicable Person(s) to grant, to the Administrative Agent, for the benefit of the Banks, a first perfected security interest in all of the stock so acquired. The term "consideration" when used in this SECTION 10.11 shall include all cash consideration paid or otherwise given in connection with any such acquisition.

         10.12 ASSET DISPOSITIONS. Not, and not permit any Subsidiary to, sell, transfer, convey, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, any of its assets, or sell, assign, pledge or otherwise transfer any receivables, contract rights, general intangibles, chattel paper or instruments, with or without recourse, except the disposition of inventory or obsolete assets in the ordinary course of business consistent with past practices.

         10.13 USE OF PROCEEDS. Use the proceeds of the Loans solely for working capital, for acquisitions permitted by SECTION 10.11, for capital expenditures and for other general corporate purposes; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock.

         10.14 FURTHER ASSURANCES. Take, and cause each Subsidiary to take, such actions as are necessary, or as the Administrative Agent (or the Required Banks acting through the Administrative Agent) may reasonably request, from time to time (including the execution and delivery of guaranties, security agreements, pledge agreements, financing statements and other documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that (i) the obligations of the Company hereunder and under the other Loan Documents are
(x) secured by all account receivables of the Company and all equity interests in Subsidiaries owned by the Company and (y) unconditionally guaranteed by all Subsidiaries (including, promptly upon the acquisition or creation thereof, any Subsidiary acquired or created after the date hereof) by execution of a counterpart of the Guaranty; and (ii) the obligations of each Subsidiary under the Guaranty are secured by all account receivables of such Subsidiary and all equity interests in other Subsidiaries owned by such Subsidiary; PROVIDED that unless the Required Banks otherwise request in writing, (a) no Foreign Corporation (as defined below) or Excluded Subsidiary shall be required to execute the Guaranty or pledge any equity interest or account receivable; and (b) neither the Company nor any other Subsidiary shall be required to pledge more than 65% of the stock of any Foreign Corporation. For purposes of the foregoing, a "Foreign Corporation" is any corporate Subsidiary which is incorporated in a jurisdiction other than, and does substantially all of its business outside of, the United States.

         10.15 TRANSACTIONS WITH AFFILIATES. Not, and not permit any Subsidiary to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates (other than the Company and any Subsidiary) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

         10.16 EMPLOYEE BENEFIT PLANS. Maintain, and cause each Subsidiary to maintain, each Pension Plan in compliance with all applicable requirements of law and regulations except where the failure to so maintain and/or comply could not, individually or in the aggregate, reasonably be expected to result in any liability of the Company or any Subsidiary in excess of $500,000.

         10.17 BUSINESS ACTIVITIES. Not, and not permit any Subsidiary to, engage in any business activity other than environmental consulting and engineering services, support services, communication services, remediation and construction management, facility operation and maintenance services and environmental research and development and such other activities as are incidental thereto.

         10.18 MAINTENANCE OF PROPERTY. Maintain, and cause each Subsidiary to maintain, its properties which are material to the conduct of its business in good working order and condition (ordinary wear and tear excepted).

         10.19 ENVIRONMENTAL MATTERS.

         10.19.1 ENVIRONMENTAL OBLIGATIONS. (a) Comply, and cause each Subsidiary to comply, in a reasonable manner with any applicable Federal or state judicial or administrative order requiring the performance at any real property owned, operated, or leased by the Company or any Subsidiary of activities in response to any Release or threatened Release of any Hazardous Material, except for the period of time that the Company or such Subsidiary is diligently in good faith contesting such order; (b) use and operate, and cause each Subsidiary to use and operate, all of its facilities and properties in compliance with all applicable Environmental Laws except where the failure to comply could not, individually or in the aggregate, reasonably be expected to result in any liability of the Company or any Subsidiary in excess of $500,000; (c) keep, and cause each Subsidiary to keep, all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith except where the failure to comply could not, individually or in the aggregate, reasonably be expected to result in any liability of the Company or any Subsidiary in excess of $500,000; (d) handle, and cause each Subsidiary to handle, all Hazardous Materials in compliance with all applicable Environmental Laws except where the failure to so handle could not, individually or in the aggregate, reasonably be expected to result in any liability of the Company or any Subsidiary in excess of $500,000; and (e) not, and not permit any Subsidiary to, commence disposal of any Hazardous Material into or onto any real property owned, operated or leased by the Company or any Subsidiary nor allow any Lien imposed pursuant to any Environmental Law to attach to any such real property. For purposes of this SECTION 10.19.1, with respect to any facility or property having multiple lessees, only that portion which is leased by the Company or any Subsidiary shall be considered a facility or property leased by the Company or such Subsidiary.

         10.19.2 ENVIRONMENTAL INFORMATION. Promptly notify the Bank of the receipt by the Company or any Subsidiary of any written claim, demand, proceeding, action or notice of liability by any Person arising out of or relating to the Release or threatened Release of any Hazardous Material, except for any release or threatened release with respect to which the maximum liability of the Company and its Subsidiaries is reasonably expected to be less than $500,000; and promptly notify the Bank of any Release, threatened Release, or disposal of any Hazardous Material reported to any governmental regulatory authority at any real property owned, operated or leased by the Company or any Subsidiary, except for any release, threat of release or disposal with respect to which the maximum liability of the Company and its Subsidiaries is reasonably expected to be less than $500,000.

         10.20 UNCONDITIONAL PURCHASE OBLIGATIONS. Not, and not permit any Subsidiary to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services; PROVIDED that the Company or any Subsidiary may enter into any such contract so long as (i) the aggregate amount of all payments to be made under such contract does not exceed $100,000 and (ii) the aggregate amount of all payments to be made under all such contracts in any Fiscal Year by the Company and its Subsidiaries does not exceed $250,000.

         10.21 INCONSISTENT AGREEMENTS. Not, and not permit any Subsidiary to, enter into any material agreement containing any provision which (a) would be violated or breached by any borrowing, or the obtaining of any Letter of Credit, by the Company hereunder or by the performance by the Company or any Subsidiary of any of its obligations hereunder or under any other Loan Document, (b) would prohibit the Company or any Subsidiary from granting to the Administrative Agent, for the benefit of the Banks, a Lien on any of its assets or (c) would prevent any Subsidiary from paying cash dividends, or making other cash distributions, to its parent.

         10.22 EXCLUDED SUBSIDIARIES. Not permit all Excluded Subsidiaries to own at any time more than 2.5% of the consolidated total assets of the Company and its Subsidiaries or to have more than 2.5% of the consolidated revenues of the Company and its Subsidiaries in any Fiscal Quarter.

         SECTION 11          EFFECTIVENESS; CONDITIONS OF LENDING, ETC.

         11.1 EFFECTIVENESS. This Agreement shall become effective and all Existing Letters of Credit shall be deemed to be Letters of Credit hereunder on the date (the "EFFECTIVE DATE") on which (a) each of the conditions precedent specified in SECTION 11.2 shall have been satisfied and (b) the Administrative Agent shall have received (i) evidence that all principal, interest, fees and other amounts payable under the Existing Agreement have been paid in full by the Borrower (or will be paid in full upon the effectiveness hereof), (ii) for the account of each Bank, the upfront fee payable to such Bank (as previously agreed between the Company and such Bank), (iii) all amounts which are then due and payable pursuant to SECTION 5 and (to the extent billed) SECTION 14.6 and (iv) all of the following, each duly executed and dated the Effective Date (or such earlier date as shall be satisfactory to the Administrative Agent), in form and substance satisfactory to the Administrative Agent, and each (except for the Notes, of which only the originals shall be signed) in sufficient number of signed counterparts to provide one for each Bank:

         11.1.1       NOTES.  The Notes.

         11.1.2 RESOLUTIONS. Certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Agreement, the Notes and the other Loan Documents to which the Company is a party; and certified copies of resolutions of the Board of Directors of each Subsidiary (other than any Excluded Subsidiary) authorizing or ratifying the execution, delivery and performance by such Subsidiary of each Loan Document to which such Subsidiary is a party.

         11.1.3 CONSENTS, ETC. Certified copies of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) required for the execution, delivery and performance by the Company and each Subsidiary (other than any Excluded Subsidiary) of the documents referred to in this SECTION 11.

         11.1.4 INCUMBENCY AND SIGNATURE CERTIFICATES. A certificate of the Secretary or an Assistant Secretary of the Company and each Subsidiary (other than any Excluded Subsidiary) certifying the names of the officer or officers of such entity authorized to sign the Loan Documents to which such entity is a party, together with a sample of the true signature of each such officer (it being understood that the Administrative Agent and each Bank may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein).

         11.1.5 GUARANTY. The Guaranty executed by each Subsidiary (other than any Excluded Subsidiary).

         11.1.6 SECURITY AGREEMENT. The Security Agreement executed by the Company and each Subsidiary (other than any Excluded Subsidiary), together with evidence, satisfactory to the Administrative Agent, that all filings necessary to perfect the Administrative Agent's Lien on all collateral granted under the Security Agreement have been duly made and are in full force and effect.

         11.1.7 PLEDGE AGREEMENT. The Pledge Agreement signed by the Company and each Subsidiary (other than any Excluded Subsidiary) that as of the Effective Date has one or more Subsidiaries, together with all stock certificates, stock powers and other items required to be delivered in connection therewith.

         11.1.8 OPINION OF COUNSEL FOR THE COMPANY AND THE GUARANTORS. The opinion of Riordan & McKinzie, substantially in the form of Exhibit H, counsel to the Company and the Guarantors.

         11.1.9 CLOSING CERTIFICATE. A certificate of the Chief Executive Officer, the President or any Vice President of the Company to the effect that
(i) all representations and warranties of the Company and the Guarantors in this Agreement and the other Loan Documents are true and correct in all material respects on the Effective Date; and (ii) no Event of Default or Unmatured Event of Default exists or will result from the transactions contemplated to occur on the proposed Effective Date.

         11.1.10 OTHER. Such other documents as the Administrative Agent or any Bank may reasonably request.

         11.2 CONDITIONS. The obligation (a) of each Bank to make each Loan and
(b) of the Issuing Bank to issue each Letter of Credit is subject to the following further conditions precedent that:

         11.2.1 COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any borrowing and the issuance of any Letter of Credit (but, if any Event of Default of the nature referred to in SECTION 12.1.2 shall have occurred with respect to any other Debt, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

                    (a) the representations and warranties of the Company and the Guarantors set forth in this Agreement (excluding SECTIONS 9.6, 9.8, and 9.15) and the other Loan Documents shall be true and correct in all material respects with the same effect as if then made (except to the extent stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                    (b) except as disclosed by the Company to the Administrative Agent and the Banks pursuant to SECTION 9.6,

                      (i) no litigation (including derivative actions),
                    arbitration proceeding, labor controversy or governmental investigation or proceeding shall be pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which might reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                      (ii) no development shall have occurred in any litigation
                    (including derivative actions), arbitration proceeding, labor controversy or governmental investigation or proceeding disclosed pursuant to SECTION 9.6 which might reasonably be expected to have a Material Adverse Effect; and

                    (c) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing, and neither the Company nor any of its Subsidiaries shall be in violation of any law or governmental regulation or court order or decree where such violation or violations singly or in the aggregate might reasonably be expected to have a Material Adverse Effect.

         11.2.2 CONFIRMATORY CERTIFICATE. If requested by the Administrative Agent or any Bank (acting through the Administrative Agent), the Administrative Agent shall have received (in sufficient counterparts to provide one to each Bank) a certificate dated the date of such requested Loan or Letter of Credit and signed by a duly authorized representative of the Company as to the matters set out in SECTION 11.2.1 (it being understood that each request by the Company for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a warranty by the Company that the conditions precedent set forth in SECTION 11.2.1 will be satisfied at the time of the making of such Loan or the issuance of such Letter of Credit), together with such other documents as the Administrative Agent or any Bank (acting through the Administrative Agent) may reasonably request in support thereof.

         SECTION 12          EVENTS OF DEFAULT AND THEIR EFFECT.

         12.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         12.1.1 NON-PAYMENT OF THE LOANS, ETC. Default in the payment when due of the principal of any Loan; default and continuance thereof for five Business Days after notice from the Administrative Agent, in the payment when due of any reimbursement obligation with respect to any Letter of Credit; or default, and continuance thereof for five Business Days, in the payment when due of any interest, fee or other amount payable by the Company hereunder or under any other Loan Document.

         12.1.2 NON-PAYMENT OF OTHER DEBT. Any default shall occur under the terms applicable to any Debt of the Company or any Subsidiary (other than an Excluded Subsidiary) in an aggregate amount (for all such Debt so affected) exceeding $500,000 and such default shall (a) consist of the failure to pay such Debt when due (subject to any applicable grace period), whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable prior to its expressed maturity.

         12.1.3 OTHER MATERIAL OBLIGATIONS. Default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, the Company or any Subsidiary (other than an Excluded Subsidiary) with respect to any material purchase or lease of goods or services (except only to the extent that the existence of any such default is being contested by the Company or such Subsidiary (other than an Excluded Subsidiary) in good faith and by appropriate proceedings and appropriate reserves have been made in respect of such default).

         12.1.4 BANKRUPTCY, INSOLVENCY, ETC. The Company or any Subsidiary (other than an Excluded Subsidiary) becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or the Company or any Subsidiary (other than an Excluded Subsidiary) applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for the Company or such Subsidiary
(other than an Excluded Subsidiary) or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the Company or any Subsidiary (other than an Excluded Subsidiary) or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of a Subsidiary (other than an Excluded Subsidiary), is commenced in respect of the Company or any Subsidiary (other than an Excluded Subsidiary), and if such case or proceeding is not commenced by the Company or such Subsidiary (other than an Excluded Subsidiary), it is consented to or acquiesced in by the Company or such Subsidiary (other than an Excluded Subsidiary), or remains for 60 days undismissed; or the Company or any Subsidiary (other than an Excluded Subsidiary) takes any corporate action to authorize, or in furtherance of, any of the foregoing.

         12.1.5 NON-COMPLIANCE WITH PROVISIONS OF THIS AGREEMENT. (a) Failure by the Company to comply with or to perform any covenant set forth in SECTIONS 10.5 through 10.21; or (b) failure by the Company to comply with or to perform any other provision of this Agreement (and not constituting an Event of Default under any of the other provisions of this SECTION 12) and continuance of such failure for 30 days after notice thereof to the Company from the Administrative Agent or any Bank.

         12.1.6 WARRANTIES. Any warranty made by the Company or any Subsidiary in any Loan Document is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by the Company or any Subsidiary to the Bank to the Administrative Agent or any Bank in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

         12.1.7 PENSION PLANS. (i) Institution of any steps by the Company or any other Person to terminate a Pension Plan if as a result of such termination the Company could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of $500,000; or (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

         12.1.8 JUDGMENTS. Final judgments which exceed an aggregate of $500,000 shall be rendered against the Company or any Subsidiary (other than an Excluded Subsidiary) and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

         12.1.9       CHANGE IN CONTROL.  Any Change in Control shall occur.

         12.1.10 INVALIDITY OF GUARANTY, ETC. The Guaranty shall cease to be in full force and effect with respect to any Guarantor (other than as a result of a transaction permitted hereunder), any Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of the Guaranty to which such Guarantor is a party, or any Guarantor (or any Person by, through or on behalf of such Guarantor) shall contest in any manner the validity, binding nature or enforceability of the Guaranty to which such Guarantor is a party.

         12.1.11 INVALIDITY OF COLLATERAL DOCUMENTS, ETC. Any Collateral Document shall cease to be in full force and effect with respect to the Company or any applicable Guarantor, the Company or any Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Collateral Document to which such Person is a party, or the Company or any Guarantor (or any Person by, through or on behalf of the Company or such Guarantor) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

         12.2 EFFECT OF EVENT OF DEFAULT. If any Event of Default described in
SECTION 12.1.4 shall occur, the Commitments (if they have not theretofore terminated) shall immediately terminate and the Notes and all other obligations hereunder shall become immediately due and payable and the Company shall become immediately obligated to deliver to the Administrative Agent cash collateral in an amount equal to the outstanding face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind; and, if any other Event of Default shall occur and be continuing, the Administrative Agent (upon written request of the Required Banks) shall declare the Commitments (if they have not theretofore terminated) to be terminated and/or declare all Notes and all other obligations hereunder to be due and payable and/or demand that the Company immediately deliver to the Administrative Agent cash collateral in amount equal to the outstanding face amount of all Letters of Credit, whereupon the Commitments (if they have not theretofore terminated) shall immediately terminate and/or all Notes and all other obligations hereunder shall become immediately due and payable and/or the Company shall immediately become obligated to deliver to the Administrative Agent cash collateral in an amount equal to the face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind. The Administrative Agent shall promptly advise the Company of any such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in SECTION 12.1.1 or SECTION
12.1.4 may be waived by the written concurrence of all of the Banks, and the effect as an Event of Default of any other event described in this SECTION 12 may (subject to SECTION 14.1) be waived by the written concurrence of the Required Banks. Any cash collateral delivered hereunder shall be held by the Administrative Agent (without liability for interest thereon) and applied to obligations arising in connection with any drawing under a Letter of Credit. After the expiration or termination of all Letters of Credit, such cash collateral shall be applied by the Administrative Agent to any remaining obligations hereunder and any excess shall be delivered to the Company or as a court of competent jurisdiction may elect.

         SECTION 13          THE ADMINISTRATIVE AGENT.

         13.1 APPOINTMENT AND AUTHORIZATION. (a) Each Bank hereby irrevocably (subject to SECTION 13.9) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

         (b) The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit issued by it and the documents associated therewith. The Issuing Bank shall have all of the benefits and immunities (i) provided to the Administrative Agent in this SECTION 13 with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Administrative Agent", as used in this SECTION 13, included the Issuing Bank with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

         13.2 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         13.3 LIABILITY OF ADMINISTRATIVE AGENT. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

         13.4 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and, if it so requests, confirmation from the Banks of their obligation to indemnify the Administrative Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

         13.5 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Banks, unless the Administrative Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Banks of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Banks in accordance with SECTION 12; PROVIDED, HOWEVER, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Banks.

         13.6 CREDIT DECISION. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

         13.7 INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; PROVIDED, HOWEVER, that no Bank shall be liable for any payment to the Agent-Related Person of any portion of the Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including reasonable fees of attorneys for the Administrative Agent (including the allocable costs of internal legal services and all disbursements of internal counsel)) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive repayment of the Loans, cancellation of the Notes, cancellation or expiration of the Letters of Credit, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents, any termination of this Agreement and the resignation or replacement of the Administrative Agent.

         For the purposes of this SECTION 13.7, "INDEMNIFIED LIABILITIES" shall mean: any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable fees of attorneys for the Administrative Agent (including the allocable costs of internal legal services and all disbursements of internal counsel)) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Administrative Agent or the replacement of any Bank) be imposed on, incurred by or asserted against any Agent-Related Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including
(a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code, and including any appellate proceeding) related to or arising out of this Agreement or the Commitments or the use of the proceeds thereof, whether or not any Agent-Related Person, any Bank or any of their respective officers, directors, employees, counsel, agents or attorneys-in-fact is a party thereto.

         13.8 ADMINISTRATIVE AGENT IN INDIVIDUAL CAPACITY. Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though

Bank of America were not the Administrative Agent, the Issuing Bank hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to their Loans, Bank of America and its Affiliates shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though Bank of America were not the Administrative Agent and the Issuing Bank, and the terms "Bank" and "Banks" include Bank of America and its Affiliates, to the extent applicable, in their individual capacities.

         13.9 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may, and at the request of the Required Banks shall, resign as Administrative Agent upon 30 days' notice to the Banks. If the Administrative Agent resigns under this Agreement, the Required Banks shall, with (so long as no Event of Default exists) the consent of the Company (which shall not be unreasonably withheld or delayed), appoint from among the Banks a successor administrative agent for the Banks. If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Banks and the Company, a successor administrative agent from among the Banks. Upon the acceptance of its appointment as successor administrative agent hereunder, such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor administrative agent, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this SECTION 13 and SECTIONS 14.6 and
14.13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Banks appoint a successor administrative agent as provided for above. Notwithstanding the foregoing, however, Bank of America may not be removed as the Administrative Agent at the request of the Required Banks unless Bank of America shall also simultaneously be replaced as an "Issuing Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to Bank of America.

         13.10      WITHHOLDING TAX.

                    (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees to deliver to the Administrative
         Agent:

                      (i) if such Bank claims an exemption from, or a reduction
                    of, withholding tax under a United States tax treaty, properly completed Internal Revenue Service ("IRS") Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                      (ii) if such Bank claims that interest paid under this
                    Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, and IRS Form W-9; and

                      (iii) such other form or forms as may be required under
                    the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

                    Such Bank agrees to promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                    (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Company to such Bank, such Bank agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of such obligations of the Company hereunder. To the extent of such percentage amount, the Administrative Agent will treat such Bank's IRS Form 1001 as no longer valid.

                    (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Administrative Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the obligations of the Company to such Bank hereunder, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                    (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by SUBSECTION (a) of this Section are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.
                    (e) If the IRS or any other governmental authority of the United States or any other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all costs and expenses (including reasonable fees of attorneys for the Administrative Agent (including the allocable costs of internal legal services and all disbursements of internal counsel)). The obligation of the Banks under this subsection shall survive repayment of the Loans, cancellation of the Notes, cancellation or expiration of the Letters of Credit, any termination of this Agreement and the resignation or replacement of the Administrative Agent.

         13.11 COLLATERAL MATTERS. The Banks irrevocably authorize the Administrative Agent, at its option and in its discretion, (a) to release any Lien on any property granted to or held by the Administrative Agent under any Collateral Document (i) upon termination of the Commitments and payment in full of all Loans and all other obligations of the Company hereunder and the expiration or termination of all Letters of Credit; (ii) which is sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; or (iii) subject to SECTION 14.1, if approved, authorized or ratified in writing by the Required Banks; (b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Collateral Document to the holder of any Lien on such property which is permitted by SUBSECTION 10.8(d); and (c) to release any Subsidiary from its obligations under the Guaranty if such entity ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Administrative Agent at any time, the Required Banks will confirm in writing the Administrative Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary from its obligations under the Guaranty, pursuant to this SECTION 13.11.

         13.12 SYNDICATION AGENT; DOCUMENTATION AGENT. No Bank identified herein or in any related document as the "Syndication Agent" or the "Documentation Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, no Bank so identified shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any Bank so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

         SECTION 14          GENERAL.

         14.1 WAIVER; AMENDMENTS. No delay on the part of the Administrative Agent or any Bank in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by Banks having an aggregate Percentage of not less than the aggregate Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Required Banks, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall change the Percentage of any Bank without the consent of such Bank. No amendment, modification, waiver or consent shall extend or increase the amount of the Commitment of any Bank without the consent of such Bank. No amendment, modification, waiver or consent shall (i) extend the date for payment of any principal of or interest on the Loans or any fees payable hereunder, (ii) reduce the principal amount of any Loan, the rate of interest thereon or any fees payable hereunder,
(iii) release any Guarantor from such Guarantor's obligations under the applicable Guaranty or all or substantially all of the collateral granted under the Collateral Documents or (iv) reduce the aggregate Percentage required to effect an amendment, modification, waiver or consent without, in each case, the consent of all Banks. No provisions of SECTION 13 or other provision of this Agreement affecting the Administrative Agent in its capacity as such shall be amended, modified or waived without the consent of the Administrative Agent. No provision of this Agreement relating to the rights or duties of the Issuing Bank in its capacity as such shall be amended, modified or waived without the consent of the Issuing Bank.

         14.2 CONFIRMATIONS. The Company and each Bank agree from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to the Administrative Agent) the aggregate unpaid principal amount of the Loans held by such Bank.

         14.3 NOTICES. Except as otherwise provided in SECTIONS 2.2.2, 2.2.3 and 2.4.1, all notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on
SCHEDULE 14.3 or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received. For purposes of SECTIONS 2.2.2, 2.2.3 and 2.4.1, the Administrative Agent shall be entitled to rely on telephonic instructions from any person that the Administrative Agent in good faith believes is an authorized officer or employee of the Company, and the Company shall hold the Administrative

Agent and each other Bank harmless from any loss, cost or expense resulting from any such reliance.

         14.4 COMPUTATIONS. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP, consistently applied; PROVIDED that if the Company notifies the Administrative Agent that the Company wishes to amend any covenant in SECTION 10 to eliminate or to take into account the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Company that the Required Banks wish to amend SECTION 10 for such purpose), then the Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Banks.

         14.5 REGULATION U. Each Bank represents that it in good faith is not relying, either directly or indirectly, upon any Margin Stock as collateral security for the extension or maintenance by it of any credit provided for in this Agreement.

         14.6 COSTS, EXPENSES AND TAXES. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Arranger (including the reasonable fees and charges of counsel for the Administrative Agent and the Arranger and of local counsel, if any, who may be retained by said counsel) in connection with the preparation, execution, delivery and administration of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any amendments, supplements or waivers to any Loan Documents), and all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees, court costs and other legal expenses and allocated costs of staff counsel) incurred by the Administrative Agent and each Bank after an Event of Default in connection with the enforcement of this Agreement, the other Loan Documents or any such other documents. Each Bank agrees to reimburse the Administrative Agent for such Bank's pro rata share (based on its respective Percentage) of any such costs and expenses of the Administrative Agent not paid by the Company. In addition, the Company agrees to pay, and to save the Administrative Agent, the Arranger and the Banks harmless from all liability for, (a) any stamp or other taxes (excluding income taxes and franchise taxes based on net income) which may be payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, the issuance of the Notes or the execution and delivery of any other Loan Document or any other document provided for herein or delivered or to be delivered hereunder or in connection herewith and (b) any fees of the Company's auditors in connection with any reasonable exercise by the Administrative Agent and the Banks of their rights pursuant to SECTION 10.2. All obligations provided for in this SECTION 14.6 shall survive repayment of the Loans, cancellation of the Notes, cancellation or expiration of the Letters of Credit and any termination of Agreement.

         14.7 SUBSIDIARY REFERENCES. The provisions of this Agreement relating to Subsidiaries shall apply only during such times as the Company has one or more Subsidiaries.

         14.8 CAPTIONS. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

         14.9       ASSIGNMENTS; PARTICIPATIONS.

         14.9.1 ASSIGNMENTS. Any Bank may, with the prior written consents of the Company (so long as no Event of Default or Unmatured Event of Default exists) and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and shall not be required in the case of an assignment by a Bank to one of its affiliates or to another existing Bank), at any time assign and delegate to one or more commercial banks or other Persons (any Person to whom such an assignment and delegation is to be made being herein called an "ASSIGNEE"), all or any fraction of such Bank's Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Bank's Loans and Commitment) in a minimum aggregate amount equal to the lesser of (i) the amount of the assigning Bank's remaining Commitment and (ii) $2,500,000; PROVIDED that (a) no assignment and delegation may be made to any Person if, at the time of such assignment and delegation, the Company would be obligated to pay any greater amount under SECTION 7.6 or
SECTION 8 to the Assignee than the Company is then obligated to pay to the assigning Bank under such Sections (and if any assignment is made in violation of the foregoing, the Company will not be required to pay the incremental amounts) and (b) the Company and the Administrative Agent shall be entitled to continue to deal solely and directly with such Bank in connection with the interests so assigned and delegated to an Assignee until the date when all of the following conditions shall have been met:

                    (x) five Business Days (or such lesser period of time as the Administrative Agent and the assigning Bank shall agree) shall have passed after written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee, shall have been given to the Company and the Administrative Agent by such assigning Bank and the Assignee;

                    (y) the assigning Bank and the Assignee shall have executed and delivered to the Company and the Administrative Agent an assignment agreement substantially in the form of EXHIBIT H (an "ASSIGNMENT AGREEMENT"), together with any documents required to be delivered thereunder, which Assignment Agreement shall have been consented to by the Company and the Administrative Agent (to the extent applicable) and accepted by the Administrative Agent; and

                    (z) the assigning Bank or the Assignee shall have paid the Administrative Agent a processing fee of $3,500.

From and after the date on which the conditions described above have been met, (x) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Bank hereunder, and (y) the assigning Bank, to the extent that rights and obligations hereunder have been assigned and delegated by it pursuant to such Assignment Agreement, shall be released from its obligations hereunder. If the Assignee was not previously a party hereto, then within five Business Days after effectiveness of any Assignment Agreement, the Company shall execute and deliver to the Administrative Agent (for delivery to the Assignee) a new Note in favor of the Assignee. Any attempted assignment and delegation not made in accordance with this SECTION 14.9.1 shall be null and void.

         Notwithstanding the foregoing provisions of this SECTION 14.9.1 or any other provision of this Agreement, any Bank may at any time assign all or any portion of its Loans and its Note to a Federal Reserve Bank (but no such assignment shall release any Bank from any of its obligations hereunder).

         14.9.2 PARTICIPATIONS. Any Bank may at any time sell to one or more commercial banks or other Persons participating interests in any Loan owing to such Bank, the Note held by such Bank, the Commitment of such Bank, the direct or participation interest of such Bank in any Letter of Credit or any other interest of such Bank hereunder (any Person purchasing any such participating interest being herein called a "PARTICIPANT"); PROVIDED that any Bank selling any such participating interest shall give notice thereof to the Company. In the event of a sale by a Bank of a participating interest to a Participant, (x) such Bank shall remain the holder of its Note for all purposes of this Agreement, (y) the Company and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations hereunder and (z) all amounts payable by the Company shall be determined as if such Bank had not sold such participation and shall be paid directly to such Bank. No Participant shall have any direct or indirect voting rights hereunder except with respect to any of the events (excluding the events described in CLAUSE (IV) thereof) described in the fifth sentence of SECTION 14.1. Each Bank agrees to incorporate the requirements of the preceding sentence into each participation agreement which such Bank enters into with any Participant. The Company agrees that if amounts outstanding under this Agreement and the Notes are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement, any Note and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or such Note; PROVIDED that such right of setoff shall be subject to the obligation of each Participant to share with the Banks, and the Banks agree to share with each Participant, as provided in SECTION 7.5. The Company also agrees that each Participant shall be entitled to the benefits of SECTION 7.6 and SECTION 8 as if it were a Bank (provided that no Participant shall receive any greater compensation pursuant to SECTION 7.6 or SECTION 8 than would have been paid to the participating Bank if no participation had been sold).

         14.10 GOVERNING LAW. This Agreement and each Note shall be a contract made under and governed by the internal laws of the State of Illinois. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Company and rights of the Administrative Agent and the Banks expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

         14.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

         14.12 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company, the Banks and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Administrative Agent and the successors and assigns of the Banks and the Administrative Agent.

         14.13 INDEMNIFICATION BY THE COMPANY. (a) In consideration of the execution and delivery of this Agreement by the Administrative Agent and the Banks and the agreement to extend the Commitments provided hereunder, the Company hereby agrees to indemnify, exonerate and hold the Administrative Agent, the Arranger, each Bank, each of their respective Affiliates and each officer, director, employee and agent of any of the foregoing (each a "BANK PARTY") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including reasonable attorneys' fees and charges and, without duplication, allocated costs of staff counsel (collectively, for purposes of this SECTION 14.13, the "INDEMNIFIED LIABILITIES"), incurred by any Bank Party as a result of, or arising out of, or relating to (i) any tender offer, merger, purchase of stock, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan, (ii) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any hazardous substance at any property owned, leased or operated by the Company or any Subsidiary, (iii) any violation of any Environmental Law with respect to conditions at any property owned, leased or operated by the Company or any Subsidiary or the operations conducted thereon, (iv) the investigation, cleanup or remediation of offsite locations at which the Company or any Subsidiary or their respective predecessors are alleged to have directly or indirectly disposed of hazardous substances or (v) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any of the Bank Parties, except for any Indemnified Liabilities arising on account of any such Bank Party's gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Nothing set forth above shall be construed to relieve any Bank Party from any obligation it may have under this Agreement.

         (b) All obligations provided for in this SECTION 14.13 shall survive repayment of the Loans, cancellation of the Notes, cancellation or expiration of the Letters of Credit, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and any termination of this Agreement.

         14.14 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         14.15 WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND EACH BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH

OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Delivered at Chicago, Illinois, as of the day and year first above written.

                                TETRA TECH, INC.


                                 By  /s/ James M. Taska
                                   -------------------------------------------
                                   Title  Chief Financial Officer
                                        --------------------------------------

                                 BANK OF AMERICA, N.A., as Administrative
                                 Agent


                                 By  /s/ Kristine D. Hyde
                                   -------------------------------------------
                                   Title  Assistant Vice President
                                        --------------------------------------

                                 BANK OF AMERICA, N.A., as Swing Line Bank,
                                 Issuing Bank and as a Bank


                                 By  /s/ Jennifer L. Gerdes
                                   -------------------------------------------
                                   Title  Vice President
                                        --------------------------------------


                                 WELLS FARGO BANK, N.A., as Documentation
                                 Agent and as a Bank


                                 By  /s/ Randall J. Repp
                                   -------------------------------------------
                                   Title  Vice President
                                        --------------------------------------

                                 HARRIS TRUST AND SAVINGS BANK, as
                                 Syndication Agent and as a Bank


                                 By  /s/ Ken Franklin
                                   -------------------------------------------
                                   Title  Vice President
                                        --------------------------------------

                                 THE FUJI BANK, LIMITED


                                 By  /s/ Masahito Fukuda
                                   -------------------------------------------
                                  Title   Senior Vice President
                                       ---------------------------------------


                                 PACIFIC CENTURY BANK, N.A.


                                 By  /s/ Jill Schubert
                                   -------------------------------------------
                                  Title  Vice President
                                       ---------------------------------------

                                  SCHEDULE 1.1

                                PRICING SCHEDULE

         The Base Rate Margin, the Eurodollar Margin and the rate per annum applicable for letter of credit fees for Financial Letters of Credit and Non-Financial Letters of Credit and for Non-Use Fees, respectively, shall be determined in accordance with the table below and the other provisions of this
SCHEDULE 1.1.


                                                   LEVEL I           Level II           Level III           Level IV
-------------------------------------------------------------------------------------------------------------------------
Eurodollar Margin                                  0.750%             1.000%             1.250%              1.500%
-------------------------------------------------------------------------------------------------------------------------
Base Rate Margin                                   0.000%             0.000%             0.250%              0.500%
-------------------------------------------------------------------------------------------------------------------------
Rate for
Non-Financial LC Fee                               0.375%             0.500%             0.625%              0.750%
-------------------------------------------------------------------------------------------------------------------------
Rate for
Financial LC Fee                                   0.750%             1.000%             1.250%              1.500%

-------------------------------------------------------------------------------------------------------------------------
Rate for Non-Use Fee                               0.250%             0.250%             0.300%                    0.375%
-------------------------------------------------------------------------------------------------------------------------


         LEVEL I applies when the Leverage Ratio is less than 1.0 to 1.

         LEVEL II applies when the Leverage Ratio is equal to or greater than
1.0 to 1 but less than 1.5 to 1.

         LEVEL III applies when the Leverage Ratio is equal to or greater than
1.5 to 1 but less than 2.0 to 1.

         LEVEL IV applies when the Leverage Ratio is equal to or greater than
2.0 to 1.

         Initially, the Eurodollar Margin, the Base Rate Margin and the rate per annum applicable for letter of credit fees for Financial Letters of Credit and Non-Financial Letters of Credit and for Non-Use Fees shall be based on Level II. Each of the foregoing shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days) after the end of each Fiscal Quarter (beginning with the Fiscal Quarter ending April 2,
2000) based on the Leverage Ratio as of the last day of such Fiscal Quarter; PROVIDED that if the Company fails to deliver the financial statements required by SECTION 10.1.1 or 10.1.2, as applicable, and the Compliance Certificate required by SECTION 10.1.3 by the due date therefor, then Level IV shall apply from such date until such financial statements and Compliance Certificate are delivered.

                                                   SCHEDULE 2.1

                                               BANKS AND PERCENTAGES


                                                               Amount of
BANK                                                           COMMITMENT                      PERCENTAGE
----                                                           ----------                      ----------
Bank of America, N.A.                                          $50,000,000                      .333333%

Wells Fargo Bank, N.A., as                                      40,000,000                       .266667
Documentation Agent

Harris Trust and Savings Bank,                                  35,000,000                       .233333
as Syndication Agent

The Fuji Bank, Limited                                          15,000,000                       .100000

Pacific Century Bank, N.A.                                      10,000,000                       .066667


TOTALS                                                        $150,000,000                          100%

                                  SCHEDULE 9.6

                      LITIGATION AND CONTINGENT LIABILITIES

                                     -None-

                                  SCHEDULE 9.8
                                  ------------

                                  SUBSIDIARIES

ASL CONSULTANTS, INC.
         ASL Consulting Engineers
         ASL Consulting Engineers Arizona, Inc.
         ASL Consultants International, Inc.*
         ASL Construction, Inc.*
BAHA COMMUNICATIONS, INC.
COLLINS/PINA CONSULTING ENGINEERS, INC.
COSENTINI ASSOCIATES, INC.
D.E.A. CONSTRUCTION COMPANY
EVERGREEN UTILITY CONTRACTORS, INC.
GIG HARBOR CONSTRUCTION, INC.*
HFC TECHNOLOGIES, INC.*
HSI GEOTRANS, INC.
IWA SERVICES*
KCM, INC.
         KCM Construction Management & Inspection, Inc.* KCM International, KCM International, Inc.*
         Omega Technoligies, Inc.*
LAL CORP.*
LC OF ILLINOIS, INC.
MCNAMEE, PORTER & SEELEY, INC.
MCNAMEE INDUSTRIAL SERVICES, INC.
MFG, INC.
PDR ENGINEERS, INC.
SCM CONSULTANTS, INC.
         SCM Architecture & Planning PC*
         SCM Staff Placement Specialist, Inc.*
SENTREX ELECTRONICS, USA*
TETRA TECH CANADA LTD.
TETRA TECH CARIBE, INC.*
TETRA TECH EM INC.
TETRA TECH LATIN AMERICA LLC*
TETRA TECH NUS, INC.
TETRA TECH TECHNICAL SERVICES, INC.*
UTILITIES & C.C., INC.
WHALEN & COMPANY, INC.
WHALEN DO BRASIL LTDA*
WHALEN SERVICES CORPS INC.*
         Whalen/Sentrex LLC*

----------------------------------
*DESIGNATES AN EXCLUDED SUBSIDIARY

                                  SCHEDULE 9.15

                              ENVIRONMENTAL MATTERS

                                     -None-

                                  SCHEDULE 10.7
                                  EXISTING DEBT

CREDIT AGREEMENT, BANK OF AMERICA
---------------------------------
EURODOLLAR LOANS

NOTE                                    MATURITY                                                          AMOUNT
----                                    --------                                                          ------
224                                     03/22/00                                                           $33,000,000
265                                     04/03/00                                                            26,000,000
554                                     03/28/00                                                            18,000,000
BASE RATE LOANS

NOTE                                    MATURITY                                                                AMOUNT
----                                    --------                                                                ------
141                                     N/a                                                                 $8,000,000
LETTERS OF CREDIT
NUMBER                                  EXPIRY                                                                  AMOUNT
------                                  ------                                                                  ------
7336078                                 03/30/00                                                           $161,039.26
7336067                                 03/30/00                                                            161,039.26
7327412                                 04/30/00                                                             10,000.00
7400670                                 10/01/00                                                            569,682.00
7403051                                 11/17/00                                                            165,000.00
CAPITAL LEASES
LESSOR                                  LEASED                                                     REMAINING LIABILITY
------                                  ------                                                     -------------------
Toshiba Easy Lease                      Phone system expansion                                                   5,426
Toshiba Easy Lease                      Phone system                                                             9,517
Celtic Leasing                          Hardware/Software/Equip                                                 35,044
Celtic Leasing                          Hardware/Software                                                      125,544
PNC Leasing Corp.                       Hardware/Software                                                       30,629
PNC Leasing Corp.                       Hardware/Software                                                       51,527
Siemens Credit Corporation              Computer Equipment                                                       5,867



Lexus Financial Services                Vehicle                                                                 11,834
Royal Bank                              Boring Machine                                                          16,069
Newcourt Financial                      Backhoe                                                                 36,472
Wajax Financing                         Two Boring Machines                                                    274,558
Caterpillar                             Backhoe                                                                 30,003
Newcourt Financial                      Mini-Giant                                                              12,157
John Logan Leasing                      Vehicles                                                                80,615
Compaq Financial Services               Hardware/Software                                                       94,813
Xerox Corp.                             Copiers                                                                 75,180


                                  SCHEDULE 10.8

                                 EXISTING LIENS

                                     -None-

                                  SCHEDULE 14.3

                              ADDRESSES FOR NOTICES


TETRA TECH, INC.
----------------

670 North Rosemont
Pasadena, CA 91107
Attention: Kimberly Gant
Telephone: 626-351-4664
Facsimile: 626-351-1188
e-mail: kim.gant@tetratech.com


BANK OF AMERICA, N.A.,
AS ADMINISTRATIVE AGENT
-----------------------

Agency Management Services
231 South LaSalle Street
Chicago, Illinois 60697
Attention:  Kris Hyde
Telephone: 312-828-1657
Facsimile:  312-974-9102
e-mail: kristine.d.hyde@bankamerica.com

BANK OF AMERICA, N.A.,
AS SWING LINE BANK, ISSUING BANK AND AS A BANK
----------------------------------------------

231 South LaSalle Street
Chicago, Illinois 60697
Attention: Jennifer Gerdes
Telephone: 312-828-2892
Facsimile:  312-974-0761
e-mail: jennifer.gerdes@bankamerica.com

THE FUJI BANK, LIMITED,
AS A BANK
---------

333 South Hope Street, 39th Floor
Los Angeles, California 90071
Attention: Wayne Wong
Telephone: 213-253-4132
Facsimile: 213-253-4178


HARRIS TRUST AND SAVINGS BANK,
AS A BANK
---------

111 W. Monroe, 17 W
Chicago, Illinois 60603
Attention: Julia Rogers
Telephone: 312-461-2106
Facsimile: 312-293-4798


PACIFIC CENTURY BANK,
AS A BANK
---------

2633 Cherry Ave.
Signal Hill, California 90806
Attention: Simin Saadati
Telephone: 582-988-9605
Facsimile: 562-426-9170
e-mail: ssaadati@pcbna.com


WELLS FARGO BANK, N.A.,
AS A BANK
---------

201 3rd Street, 8th Floor
San Francisco, California 94103
Telephone: 415-477-5426
Attention: Evelyn Lucas
Facsimile: 415-979-0675
e-mail: lucasem@wellsfargo.com

                                    EXHIBIT A


                                     FORM OF
                                      NOTE


$___________                                                   March __, 2000
Chicago, Illinois

         For value received, TETRA TECH, INC. (the "COMPANY") promises to pay to the order of _______________ (the "BANK") at the principal office of Bank of America, N.A. (the "ADMINISTRATIVE AGENT"), in Chicago, Illinois the aggregate unpaid principal amount of all Loans made by the Bank to the Company pursuant to the Credit Agreement referred to below, payable in full on the Termination Date (or such earlier date as may be required pursuant to the Credit Agreement) as set forth in the Credit Agreement.

         The Company further promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

         This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of March 17, 2000 (herein, as amended or otherwise modified from time to time, called the "CREDIT AGREEMENT"; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among the Company, certain financial institutions (including the payee), Wells Fargo Bank, N.A., as Documentation Agent, Harris Trust and Savings Bank, as Syndication Agent, and the Administrative Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or its due date accelerated.

         In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the Company further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         The Company hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         This Note is made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

         TETRA TECH, INC.

         By:
            -------------------------------
            Name:
                ---------------------------
            Title:
                 --------------------------

Schedule Attached to Note dated March __, 2000 of TETRA TECH, INC. payable to the order of _________________.

Date and                            Date and
Amount of                           Amount of
Loan or of                          Repayment or of                    Interest
Conversion from                     Conversion into                    Period/           Unpaid
another type of                     another type of                    Maturity          Principal        Notation
Loan                                Loan                               Date              Balance          Made by


                                    EXHIBIT B

                         FORM OF COMPLIANCE CERTIFICATE

Bank of America, N.A.
231 South LaSalle Street
Chicago, Illinois  60697

Ladies and Gentlemen:

         We refer to the Credit Agreement dated as of March 17, 2000 (the "CREDIT AGREEMENT"), among Tetra Tech, Inc. (the "COMPANY"), various financial institutions (then "BANKS"), Wells Fargo Bank, N.A., as Documentation Agent, Harris Trust and Savings Bank, as Syndication Agent, and Bank of America, N.A., as Administrative Agent. This Certificate is delivered to you pursuant to the Credit Agreement, and terms used but not otherwise defined herein shall have the same meaning herein as in the Credit Agreement.

         We hereby certify to the Banks that:

1. Enclosed herewith is a copy of the [annual audit/quarterly] report of the Company as at ________________, ____ (the "Computation Date"), which report fairly presents the financial condition and results of operations of the Company and its Subsidiaries, as of the Computation Date[, subject to changes resulting from audit and normal year-end adjustments].1/

2. [No Event of Default or Unmatured Event of Default has occurred and now exists.] [The following Event(s) of Default and Unmatured Event(s) of Default is/are believed by the Company to exist: [complete] and the Company [is currently taking/currently proposes to take] the following action(s), with respect thereto: [complete].]

3. Attached is a computation of the financial ratios and restrictions set forth in Section 10 of the Credit Agreement.

4. Attached is an updated organizational chart listing all Subsidiaries and the locations of their businesses.

         IN WITNESS WHEREOF the Company has caused this Certificate to be executed and delivered by its duly authorized officer this ____ day of _____________________, 200_.

                                               TETRA TECH, INC.

                                               By:
                                                 -----------------------
                                               Title:
                                                    --------------------
-------------------------------
1/       Include for quarterly report.

                                          TETRA TECH, INC.
                                          Compliance Certificate
                                          For the Quarter Ending ___________


10.6.1                MINIMUM NET WORTH
                  A. Base Net Worth Amount                               $242,000,000
                  B. plus 75% of Consolidated Net Income
                        since January 2, 2000                            ------------
                  C. plus 100% of Net Cash Proceeds of any equity
                        issued since the Effective Date
                  D. Minimum Net Worth Covenant (A+B+C)                  ------------
                  E. Actual Net Worth

10.6.2                FIXED CHARGE COVERAGE RATIO
                  A. Rolling four quarter EBITDA                         ------------
                  B. less previous four quarter Capital Expenditures     ------------
                  C. Total Numerator                                     ------------

                  D. Rolling four quarter Interest Expense
                                                                         ------------
                  E. plus Rolling four quarter Taxes paid
                  F. plus all required payments of principal of Debt
                                                                         ------------
                  G. Total Denominator
                  H. Actual Fixed Charge Coverage Ratio (C/G)
                                                                         ------------
                  I. Covenant Level Minimum                                1.25x

10.6.3                LEVERAGE RATIO
                  A. Total Funded Debt
                  B. Rolling four quarter EBITDA
                                                                         -------------
                  C. Actual Leverage Ratio (A/B)
                                                                         -------------
                  D. Covenant Level Maximum                              -------------
                                                                              2.50x

10.7         OTHER INDEBTEDNESS
             Other indebtedness (other than Credit Facility,
               Capital leases, etc.)
                                                                         -------------
             Covenant not to exceed                                        $10,000,000

             PRICING GRID
                           Leverage Ratio                                -------------
                           Pricing Level - LEVEL II                         Euro+1.00%

                                    EXHIBIT C

                                     FORM OF

                                    GUARANTY


         THIS GUARANTY (this "GUARANTY") dated as of March 17, 2000 is executed in favor of BANK OF AMERICA, N.A. ("BANK OF AMERICA"), individually and as Administrative Agent (as defined below), and the Bank Parties (as defined below).

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Tetra Tech, Inc. (the "COMPANY"), various financial institutions (together with their respective successors and assigns, the "BANKS") and Bank of America, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") have entered into the Credit Agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, each of the undersigned will benefit from the making of loans to the Company and the issuance of letters of credit for the account of the Company pursuant to the Credit Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

         1. DEFINITIONS. Capitalized terms used herein but not defined herein have the meanings assigned to such terms in the Credit Agreement.

         2. GUARANTY. Each of the undersigned hereby jointly and severally, absolutely, irrevocably and unconditionally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of the Company to the Administrative Agent and each Bank under or in connection with the Credit Agreement and any other Loan Document and all obligations of the Company to any Bank Party under or in connection with any Hedging Agreement, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, and as the same may be amended, modified, extended or renewed from time to time, plus all costs and expenses paid or incurred by the Administrative Agent or any Bank Party in enforcing this Guaranty against such undersigned (all such obligations being herein collectively called the "LIABILITIES"); PROVIDED, HOWEVER, that the liability of each of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law. As used herein, "BANK PARTY" means each Bank and any affiliate of a Bank which is a party to a Hedging Agreement with the Company.

         Each of the undersigned agrees that upon the occurrence of any Event of Default under Section 12.1.4 of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Administrative Agent for the account of the Bank Parties forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

         To secure all obligations of each of the undersigned hereunder, the Administrative Agent and each Bank Party shall have a lien on and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount) any and all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Administrative Agent or such Bank Party and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Administrative Agent or any Bank Party or any agent or bailee for the Administrative Agent or any Bank Party.

         This Guaranty shall in all respects be a continuing, irrevocable, absolute and unconditional guaranty of payment and performance and not only collectibility, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned, that at any time or from time to time no Liabilities are outstanding or any other circumstance) until all Commitments have terminated and all Liabilities have been paid in full (subject to reinstatement as provided in the immediately following paragraph).

         The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Administrative Agent or any Bank Party to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such Bank Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such Bank Party, and (notwithstanding anything herein to the contrary) this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Administrative Agent or such Bank Party had not been made.

         The Administrative Agent or any Bank Party may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Administrative Agent or such Bank Party shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

         Any amount received by the Administrative Agent or any Bank Party from whatever source on account of the Liabilities may be applied by it toward the payment of the Liabilities; and, notwithstanding any payments made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Administrative Agent or any Bank Party until such time as all Commitments have terminated and the Administrative Agent and the Bank Parties shall have received payment of the full amount of all Liabilities.

         The undersigned hereby expressly waive: (a) notice of the acceptance by the Administrative Agent or any Bank Party of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

         Each of the undersigned further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Administrative Agent or any Bank Party in endeavoring to collect the Liabilities of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

         The creation or existence from time to time of additional Liabilities to the Administrative Agent or any Bank Party is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Administrative Agent or the Bank Parties or the obligations of the undersigned under this Guaranty.

         Subject to Section 14.9 of the Credit Agreement (and any comparable provision of any Hedging Agreement), the Administrative Agent and any Bank Party may from time to time, without notice to the undersigned (or any of them) except as required by such Section 14.9 (or any comparable provision of the applicable Hedging Agreement), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Bank Party.

         No delay on the part of the Administrative Agent or any Bank Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any Bank Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Administrative Agent or any Bank Party except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent (or, if at any time there is no Administrative Agent, the Required Banks or, if required pursuant to Section
14.1 of the Credit Agreement, all Banks). No action of the Administrative Agent or any Bank Party permitted hereunder shall in any way affect or impair the rights of the Administrative Agent or any Bank Party or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Administrative Agent or any Bank Party arising under or in connection with the Credit Agreement, any other Loan Document, or any Hedging Agreement notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

         Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Guaranty on behalf of itself and each of the Bank Parties. All payments by the undersigned pursuant to this Guaranty shall be made to the Administrative Agent for application as set forth in the Credit Agreement or if there is no Administrative Agent, to the Bank Parties for their ratable benefit.

         This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Company or any of the undersigned is either a partnership, a limited liability company or a corporation, all references herein to the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

         This Guaranty shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional Persons may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of, this Guaranty.

         This Guaranty is secured pursuant to a Security Agreement dated as of even date herewith (as amended or otherwise modified from time to time) and may be secured by one or more other agreements (including, without limitation, one or more pledge agreements, mortgages, deeds of trust or other similar documents).

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND OR IN ANY JURISDICTION IN WHICH A BANKRUPTCY, INSOLVENCY OR OTHER SIMILAR LEGAL OR EQUITABLE PROCEEDING IS PENDING AGAINST ANY ONE OR MORE OF THE UNDERSIGNED. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH UNDER ITS NAME IN
SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE ADMINISTRATIVE AGENT AND EACH BANK PARTY, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                       ASL CONSULTANTS, INC.
                                       ASL CONSULTING ENGINEERS
                                       ASL CONSULTING ENGINEERS
                                         ARIZONA, INC.
                                       BAHA COMMUNICATIONS, INC.
                                       COLLINS/PINA CONSULTING
                                       ENGINEERS, INC.
                                       COSENTINI ASSOCIATES, INC.
                                       D.E.A. CONSTRUCTION COMPANY
                                       EVERGREEN UTILITY CONTRACTORS, INC.
                                       MFG, INC.
                                       TETRA TECH EM INC.
                                       TETRA TECH NUS, INC.
                                       UTILITIES & C.C., INC.


                                       By:
                                         ---------------------------------
                                       Name: James M. Jaska
                                       Title: Treasurer

                                     HSI GEOTRANS, INC.
                                     KCM, INC.
                                     LC OF ILLINOIS, INC.
                                     MCNAMEE, PORTER & SEELEY,  INC.
                                     MCNAMEE INDUSTRIAL SERVICES, INC.
                                     SCM CONSULTANTS, INC.

                                     By:
                                       -------------------------------
                                     Name: James M. Jaska
                                     Title: Assistant Treasurer


                                     PDR ENGINEERS, INC.
                                     WHALEN & COMPANY, INC.


                                     By:
                                        ------------------------------
                                     Name: James M. Jaska
                                     Title: Chief Financial Officer

                                  ADDITIONAL SIGNATURE PAGE to the
                                  Guaranty dated as of March 17, 2000
                                  issued by Tetra Tech, Inc. and various
                                  Subsidiaries of Tetra Tech, Inc.


                                  The undersigned is
                                  executing a counterpart
                                  hereof for purposes of
                                  becoming a party hereto
                                  (and set forth below is the
                                  address of the undersigned
                                  for purposes of Schedule 1
                                  to this Guaranty):

                                  [ADDITIONAL GUARANTOR]



                                  By:
                                    -----------------------------
                                  Name: James M. Jaska
                                  Title: Treasurer


                                  Address:

                                  -------------------------------
                                  -------------------------------
                                  -------------------------------

                                           SCHEDULE I
                                           TO GUARANTY

                                            ADDRESSES
                                            ---------

ASL CONSULTANTS, INC.
670 N. Rosemead Blvd.
Pasadena, CA 91107

ASL CONSULTING ENGINEERS
3280 East Foothill Blvd.
Suite 350
Pasadena, CA 91107

ASL CONSULTING ENGINEERS ARIZONA, INC.
670 N. Rosemead Blvd.
Pasadena, CA 91107

BAHA COMMUNICATIONS, INC.
6000 S. Eastern
Suite 9-E
Las Vegas, NV 89119

COLLINS/PINA CONSULTING ENGINEERS, INC.
33 North Stone Ave.
15th Floor
Bank of America Plaza
Tucson, AZ 85701

COSENTINI ASSOCIATES, INC.
2 Pennsylvania Plaza
New York, NY 10121

D.E.A. CONSTRUCTION COMPANY
9101 North Pearl Street
Suite 300
Thornton, CO 80229-4354

EVERGREEN UTILITY CONTRACTORS, INC.
22823 State Route 9 SE
Woodinville, WA 98072

KCM, INC.
1917 First Avenue
Seattle, WA 98101

LC OF ILLINOIS, INC.
120 East Burlington #12
LaGrange, IL 60525

MCNAMEE, PORTER & SEELEY, INC.
3131 South State Street
Ann Arbor, MI 48108

MCNAMEE INDUSTRIAL SERVICES, INC.
3131 South State Street
Ann Arbor, MI 48108

MFG, INC.
4900 Pearl East Circle
Suite 300W
Boulder, CO 80301

PDR ENGINEERS, INC.
800 Corporate Drive
Suite 100
Lexington, KY 40503

SCM CONSULTANTS, INC.
7601 W. Clearwater Ave.
Suite 301
Kennewick, WA 99336

TETRA TECH EM INC.
200 E. Randolph
Suite 4700
Chicago, IL 60601

TETRA TECH NUS, INC.
Foster Plaza VII
661 Andersen Drive
Pittsburgh, PA 15220

UTILITIES & C.C., INC.
1555 Bedell Court
Roseville, CA 95747

WHALEN & COMPANY, INC.
3675 Mt. Diablo Blvd.
Suite 360
Lafayette, CA 94549

                                    EXHIBIT D

                                     FORM OF

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "AGREEMENT") dated as of March 17, 2000, is among TETRA TECH, INC. (the "COMPANY"), each subsidiary of the Company listed on the signature pages hereof, such other persons or entities which from time to time become parties hereto (collectively, including the Company, the "DEBTORS" and individually each a "DEBTOR") and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (as defined below).

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company, various financial institutions and Bank of America, N.A., as administrative agent (in such capacity the "ADMINISTRATIVE AGENT"), have entered into a Credit Agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, the Company may from time to time enter into one or more interest rate swaps or other hedging agreements with Banks (as defined in the Credit Agreement) or affiliates thereof;

         WHEREAS, each of the Debtors other than the Company has executed and delivered a counterpart of a guaranty (as amended, restated or otherwise modified from time to time, the "GUARANTY") of the obligations of the Company under the Credit Agreement and the obligations of the Company under certain hedging arrangements; and

         WHEREAS, the obligations of the Company under the Credit Agreement and certain hedging arrangements, and the obligations of each other Debtor under the Guaranty, are to be secured pursuant to this Agreement;

         NOW, THEREFORE, for and in consideration of the premises, and for other and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. When used herein, (a) the terms ACCOUNT, ACCOUNT DEBTOR, CHATTEL PAPER, GENERAL INTANGIBLES and INSTRUMENTS shall have the respective meanings assigned to such terms in the UCC (as defined below), (b) capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Credit Agreement and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

         ADMINISTRATIVE AGENT - see the recitals.

         AGREEMENT - see the introductory paragraph.

         ASSIGNEE DEPOSIT ACCOUNT - see SECTION 4.

         BANK PARTY means each Bank and any affiliate of a Bank which is a party to a Hedging Agreement with the Company.

         COLLATERAL - see SECTION 2.

         COMPANY - see introductory paragraph.

         CREDIT AGREEMENT - see recitals.

         DEBTOR - see the introductory paragraph.

         DEFAULT means the occurrence of any of the following events: (a) any Unmatured Event of Default under Section 12.1.4 of the Credit Agreement; (b) any Event of Default; or (c) any warranty of any Debtor herein is untrue or misleading in any material respect and, as a result thereof, the Administrative Agent's security interest for the benefit of the Bank Parties in any material portion of the collateral is not perfected or the Administrative Agent's rights and remedies with respect to any material portion of the Collateral are materially impaired or otherwise materially adversely affected.

         GUARANTY - see the recitals.

         LIABILITIES means, (a) as to the Company, all obligations of the Company howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due which arise out of or in connection with the Credit Agreement, the Notes, the Guaranty, any other Loan Document (including, any Letter of Credit Application) or any Hedging Agreement entered into with any Bank or any affiliate thereof, in each case as the same may be amended, modified, extended or renewed from time to time, and (b) with respect to each other Debtor, all obligations of such Debtor under the Guaranty.

         UCC means the Uniform Commercial Code as in effect from time to time in the State of Illinois.

         2. GRANT OF SECURITY INTEREST. As security for the payment of all Liabilities, each Debtor hereby assigns to the Administrative Agent, and grants to the Administrative Agent a continuing security interest in, the following, whether now or hereafter existing or acquired (the "COLLATERAL"): all of such Debtor's Accounts; all of such Debtor's General Intangibles arising out of or related to any Accounts; all of such Debtor's Chattel Paper and Instruments evidencing any obligation to such Debtor for payment for goods sold or leased or services rendered; all interest of such Debtor in any goods the sale or lease of which shall have given rise to, and in all guaranties and property securing payment or performance under, any account or other property described above; all of such Debtor's books and records relating to any of the foregoing; and all proceeds (including all insurance proceeds) of any of the foregoing.

         3. WARRANTIES. Each Debtor warrants that: (i) no financing statement (other than any which may have been filed on behalf of the Administrative Agent) covering any of the Collateral is on file in any public office; (ii) such Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder, with full power and authority to execute and deliver this Agreement, to perform such Debtor's obligations hereunder and to subject the Collateral to the security interest hereunder; (iii) such Debtor's true legal name as registered in the jurisdiction in which such Debtor is organized or incorporated, state of organization or incorporation, organizational identification number as designated by the state of its organization or incorporation, chief executive office and principal place of business are as set forth on SCHEDULE I hereto (and such Debtor has not maintained its chief executive office or principal place of business at any other location at any time after November 1, 1999 (or, in the case of any Person which becomes a Debtor after the date hereof, 135 days prior to the date such Person executes and delivers a counterpart hereof)); (iv) except as described in
SCHEDULE III, such Debtor is not now known and has not, during the five years preceding the date of execution and delivery hereof by such Debtor, been known by any trade name; and (v) except as disclosed on SCHEDULE IV hereto, during the five years preceding the date of execution and delivery hereof by such Debtor, such Debtor has not been known by any legal name different from the one set forth on the signature page of this Agreement, nor has such Debtor been the subject of any merger or other corporate reorganization.

         4. COLLECTIONS, ETC. Until such time during the existence of a Default as the Administrative Agent shall notify such Debtor of the revocation of such power and authority, each Debtor (a) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and (b) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Administrative Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Promptly following any request of the Administrative Agent during the existence of a Default, each Debtor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.
         Upon request by the Administrative Agent during the existence of a Default, each Debtor will establish a deposit account with the Administrative Agent (an "ASSIGNEE DEPOSIT ACCOUNT") and will forthwith, upon receipt, transmit and deliver to the Administrative Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Administrative Agent) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral for deposit in the Assignee Deposit Account as security for payment of the Liabilities. Except as the Administrative Agent may otherwise consent in writing, any such items which may be so received by any Debtor will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Administrative Agent until delivery is made to the Administrative Agent.

         No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Administrative Agent may, from time to time, in its discretion, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, toward payment of the Liabilities, whether or not then due, in such order of application as the Administrative Agent may determine, and the Administrative Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Debtor.

         The Administrative Agent is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

         5. CERTIFICATES, SCHEDULES AND REPORTS. Each Debtor will from time to time, as the Administrative Agent may request, deliver to the Administrative Agent a schedule identifying each Account of such Debtor (not previously so identified) subject to the security interest hereunder, and such additional schedules and such certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Debtor in full or partial payment of any of the Collateral, all to such extent as the Administrative Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the Administrative Agent may specify. Any such schedule identifying any Account subject to the security interest hereunder shall be accompanied (if the Administrative Agent so requests) by a true and correct copy of the invoice evidencing such Account and by evidence of shipment or performance.

         6. AGREEMENTS OF THE DEBTORS. Each Debtor (a) will, upon request of the Administrative Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed appropriate by the Administrative

Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the payment of the Liabilities (and each Debtor hereby authorizes the Administrative Agent to file any financing statement without its signature, to the extent permitted by applicable law, and/or to file a copy of this Agreement as a financing statement in any jurisdiction; (b) after the occurrence and during the continuance of any Default, will execute and file such assignment of claims forms under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof, as may be necessary or desirable, or as the Administrative Agent may from time to time request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby (free of all other liens, claims and rights of third parties whatsoever), (c) will keep, at its address shown on SCHEDULE I hereto, its records concerning the Collateral, which records will be of such character as will enable the Administrative Agent or its designees to determine at any time the status of the Collateral, and no Debtor will, unless the Administrative Agent shall otherwise consent in writing, duplicate any such records at any other address; (d) will furnish the Administrative Agent such information concerning such Debtor, the Collateral and the Account Debtors as the Administrative Agent may from time to time reasonably request; (e) will permit the Administrative Agent and its designees, from time to time, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the Administrative Agent during the existence of a Default, deliver to the Administrative Agent all of such records and papers; (f) will, upon request of the Administrative Agent, stamp on its records concerning the Collateral, and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Administrative Agent, of the security interest of the Administrative Agent hereunder; (g) will not change its state of organization or incorporation or its name, identity or corporate structure such that any financing statement filed to perfect the Administrative Agent's interest under this Agreement would become seriously misleading, unless the Debtor shall have given the Administrative Agent not less than 10 days' prior notice of such change (provided that this SECTION 6(g) shall not be deemed to authorize any change or transaction prohibited under the Credit Agreement) and (h) will not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral other than liens and security interests in favor of the Administrative Agent.

         7. REMEDIES. Whenever a Default exists, the Administrative Agent may from time to time exercise any rights and remedies available to it under the UCC or any other applicable law or otherwise available to it. Without limiting the foregoing, whenever a Default exists the Administrative Agent may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (a) sell any or all of the Collateral, free of all rights and claims of any Debtor therein and thereto, at any public or private sale, and (b) bid for and purchase any or all of the Collateral at any such sale. Each Debtor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies upon a Default. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten days before disposition, postage prepaid, addressed to the applicable
Debtor either at its address shown on SCHEDULE I hereto or at any other address of such Debtor appearing on the records of the Administrative Agent.
Any proceeds of any of the Collateral may be applied by the Administrative
Agent to the payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect.

         8. GENERAL. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

         No delay on the part of the Administrative Agent in exercising any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing, and signed and delivered by the party to be bound thereby, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         Each of the Debtors agrees to pay all expenses (including reasonable attorney's fees and legal expenses) paid or incurred by the Administrative Agent in endeavoring to collect the Liabilities of such Debtor, or any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Liabilities.

         No delay on the part of the Administrative Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         This Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by the Administrative Agent or any Bank Party to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such Bank Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such Bank Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Administrative Agent or such Bank Party had not been made.

         This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be fully performed in its such state. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         The rights and privileges of the Administrative Agent hereunder shall inure to the benefit of its successors and assigns.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering a counterpart to the Administrative Agent of this Agreement. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND OR IN ANY JURISDICTION IN WHICH A BANKRUPTCY, INSOLVENCY OR OTHER SIMILAR LEGAL OR EQUITABLE PROCEEDING IS PENDING AGAINST ANY ONE OR MORE OF THE DEBTORS. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH

ABOVE. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         EACH OF EACH DEBTOR, THE ADMINISTRATIVE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                             TETRA TECH, INC.


                                             By:
                                                ------------------------------
                                             Name: James M. Jaska
                                             Title: Chief Financial Officer


                                             ASL CONSULTANTS, INC.
                                             ASL CONSULTING ENGINEERS
                                             ASL CONSULTING ENGINEERS
                                               ARIZONA, INC.
                                             BAHA COMMUNICATIONS, INC.
                                             COLLINS/PINA CONSULTING
                                             ENGINEERS, INC.
                                             COSENTINI ASSOCIATES, INC.
                                             D.E.A. CONSTRUCTION COMPANY
                                             EVERGREEN UTILITY
                                               CONTRACTORS, INC.
                                             MFG, INC.
                                             TETRA TECH EM INC.
                                             TETRA TECH NUS, INC.
                                             UTILITIES & C.C., INC.


                                             By:
                                                ------------------------------
                                             Name: James M. Jaska
                                             Title: Treasurer

                                             HSI GEOTRANS, INC.
                                             KCM, INC.
                                             LC OF ILLINOIS, INC.
                                             MCNAMEE, PORTER & SEELEY, INC.
                                             MCNAMEE INDUSTRIAL SERVICES,
                                              INC.
                                             SCM CONSULTANTS, INC.


                                             By:
                                                ------------------------------
                                             Name: James M. Jaska
                                             Title: Assistant Treasurer


                                             PDR ENGINEERS, INC.
                                             WHALEN & COMPANY, INC.


                                             By:
                                                ------------------------------
                                             Name: James M. Jaska
                                             Title: Chief Financial Officer

                                             BANK OF AMERICA, N.A., as
                                             Administrative Agent


                                             By:
                                               -------------------------------
                                             Name:
                                                 -----------------------------
                                             Title:
                                                  ----------------------------

                                                     ADDITIONAL SIGNATURE PAGE
                                                     to the Security Agreement
                                                     dated as of March 17, 2000
                                                     (the "Security Agreement")
                                                     among Tetra Tech, Inc.,
                                                     Bank of America, N.A., as
                                                     Administrative Agent, and
                                                     various Subsidiaries of
                                                     Tetra Tech, Inc.

                                                     The undersigned is
                                                     executing a counterpart of
                                                     this Security Agreement for
                                                     purposes of becoming a
                                                     party hereto (and attached
                                                     hereto are supplemental
                                                     schedules setting forth
                                                     information with respect to
                                                     the undersigned required to
                                                     make the representations
                                                     and warranties with respect
                                                     to the undersigned set
                                                     forth in this Security
                                                     Agreement accurate as of
                                                     the date hereof).

                                                     [ADDITIONAL DEBTOR]


                                                     By:
                                                        ----------------------
                                                     Name: James M. Jaska
                                                     Title: Treasurer

                                   SCHEDULE I
                              TO SECURITY AGREEMENT



                              CORPORATE INFORMATION

TETRA TECH, INC.

Debtor's Federal employment identification number: 95-4148514

Debtor's state of organization: Delaware

Debtor's true and correct name as registered in its state of organization: Tetra Tech, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            Tetra Tech, Inc.
                                            670 N. Rosemead Blvd.
                                            Pasadena, CA 91107

Debtor's principal place of business: Same as chief executive office


ASL CONSULTANTS, INC.

Debtor's Federal employment identification number: 95-1971648

Debtor's state of organization: California

Debtor's true and correct name as registered in its state of organization: ASL Consultants, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            ASL Consultants, Inc.
                                            3280 E. Foothill Blvd.
                                            Suite 350
                                            Pasadena, CA 91107

Debtor's principal place of business:       3280 E. Foothill Blvd.
                                            Suite 350
                                            Pasadena, CA 91107

ASL CONSULTING ENGINEERS

Debtor's Federal employment identification number: 95-4299702

Debtor's state of organization: California

Debtor's true and correct name as registered in its state of organization: ASL Consulting Engineers

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            ASL Consulting Engineers
                                            3280 East Foothill Blvd.
                                            Suite 350
                                            Pasadena, CA 91107

Debtor's principal place of business:  Same as chief executive office


ASL CONSULTING ENGINEERS ARIZONA, INC.

Debtor's Federal employment identification number:   86-0792764

Debtor's state of organization: Arizona

Debtor's true and correct name as registered in its state of organization: ASL Consulting Engineers Arizona, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            ASL Consulting Engineers
                                              Arizona, Inc.
                                            670 N. Rosemead Blvd.
                                            Pasadena, CA 91107

Debtor's principal place of business:       3280 E. Foothill Blvd.
                                            Suite 350
                                            Pasadena, CA 91107



                                  Schedule I-2

BAHA COMMUNICATIONS, INC.

Debtor's Federal employment identification number: 88-0280693

Debtor's state of organization: Nevada

Debtor's true and correct name as registered in its state of organization: BAHA Communications, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            BAHA Communications, Inc.
                                            6000 S. Eastern
                                            Suite 9-E
                                            Las Vegas, NV 89119

Debtor's principal place of business: Same as chief executive office


COLLINS/PINA CONSULTING ENGINEERS, INC.

Debtor's Federal employment identification number: 86-0489769

Debtor's state of organization: Arizona

Debtor's true and correct name as registered in its state of organization:
Collins/Pina Consulting Engineers, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:         Collins/Pina Consulting Engineers, Inc.
                                         33 North Stone Ave.
                                         15th Floor
                                         Bank of America Plaza
                                         Tucson, AZ 85701

Debtor's principal place of business: Same as chief executive office



                                Schedule I-3

COSENTINI ASSOCIATES, INC.

Debtor's Federal employment identification number: 13-1911174

Debtor's state of organization: New York

Debtor's true and correct name as registered in its state of organization:
Cosentini Associates, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            Cosentini Associates, Inc.
                                            2 Pennsylvania Plaza
                                            New York, NY 10121

Debtor's principal place of business: Same as chief executive office


D.E.A. CONSTRUCTION COMPANY

Debtor's Federal employment identification number: 84-1149235

Debtor's state of organization: Colorado

Debtor's true and correct name as registered in its state of organization:
D.E.A. Construction Company

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            D.E.A. Construction Company
                                            9101 North Pearl Street
                                            Suite 300
                                            Thornton, CO 80229-4354

Debtor's principal place of business: Same as chief executive office



                                      Schedule I-4

EVERGREEN UTILITY CONTRACTORS, INC.

Debtor's Federal employment identification number: 91-1207918

Debtor's state of organization: Washington

Debtor's true and correct name as registered in its state of organization:
Evergreen Utility Contractors, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            Evergreen Utility Contractors, Inc.
                                            22823 State Route 9 SE
                                            Woodinville, WA 98072

Debtor's principal place of business: Same as chief executive office


HSI GEOTRANS, INC.

Debtor's Federal employment identification number: 54-1120716

Debtor's state of organization: Virginia

Debtor's true and correct name as registered in its state of organization: HSI GeoTrans, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            HSI GeoTrans, Inc.
                                            46050 Manekin Plaza
                                            Suite 100
                                            Sterling, VA 20166

Debtor's principal place of business: Same as chief executive office


                                    Schedule I-5

KCM, INC.

Debtor's Federal employment identification number: 91-0888400

Debtor's state of organization: Washington

Debtor's true and correct name as registered in its state of organization: KCM, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            KCM, Inc.
                                            1917 First Avenue
                                            Seattle, WA 98101

Debtor's principal place of business:  Same as chief executive office


LC OF ILLINOIS, INC.

Debtor's Federal employment identification number: 84-1358028

Debtor's state of organization: Illinois

Debtor's true and correct name as registered in its state of organization: LC of Illinois, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            LC of Illinois, Inc.
                                            120 East Burlington #12
                                            LaGrange, IL 60525

Debtor's principal place of business: Same as chief executive office


                                    Schedule I-6

MCNAMEE, PORTER & SEELEY, INC.

Debtor's Federal employment identification number:

Debtor's state of organization: Michigan

Debtor's true and correct name as registered in its state of organization:
McNamee, Porter & Seeley, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            McNamee, Porter & Seeley, Inc.
                                            3131 South State Street
                                            Ann Arbor, MI 48108

Debtor's principal place of business: Same as chief executive office


MCNAMEE INDUSTRIAL SERVICES, INC.

Debtor's Federal employment identification number: 38-2870185

Debtor's state of organization: Michigan

Debtor's true and correct name as registered in its state of organization:
McNamee Industrial Services, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            McNamee Industrial Services, Inc.
                                            3131 South State Street
                                            Ann Arbor, MI 48108

Debtor's principal place of business: Same as chief executive office


                                   Schedule I-7

MFG, INC.

Debtor's Federal employment identification number: 84-1490184

Debtor's state of organization: Delaware

Debtor's true and correct name as registered in its state of organization: MFG, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            MFG, Inc.
                                            670 N. Rosemead Blvd.
                                            Pasadena, CA 91107

Debtor's principal place of business:       4900 Pearl East Circle
                                            Suite 300W
                                            Boulder, CO 80301


PDR ENGINEERS, INC.

Debtor's Federal employment identification number: 61-1354667

Debtor's state of organization: Kentucky

Debtor's true and correct name as registered in its state of organization: PDR Engineers, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            PDR Engineers, Inc.
                                            670 N. Rosemead Blvd.
                                            Pasadena, CA 91107

Debtor's principal place of business:       800 Corporate Drive
                                            Suite 100
                                            Lexington, KY 40503


                                  Schedule I-8

SCM CONSULTANTS, INC.

Debtor's Federal employment identification number: 91-1325916

Debtor's state of organization: Washington

Debtor's true and correct name as registered in its state of organization: SCM Consultants, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            SCM Consultants, Inc.
                                            7601 W. Clearwater Ave.
                                            Suite 301
                                            Kennewick, WA 99336

Debtor's principal place of business: Same as chief executive office


TETRA TECH EM INC.

Debtor's Federal employment identification number:   62-1080561

Debtor's state of organization: Delaware

Debtor's true and correct name as registered in its state of organization: Tetra Tech EM Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            Tetra Tech EM Inc.
                                            200 E. Randolph
                                            Suite 4700
                                            Chicago, IL 60601

Debtor's principal place of business: Same as chief executive office


                                  Schedule I-9

TETRA TECH NUS, INC.

Debtor's Federal employment identification number: 95-4660169

Debtor's state of organization: Delaware

Debtor's true and correct name as registered in its state of organization: Tetra Tech NUS, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            Tetra Tech NUS, Inc.
                                            670 North Rosemead Blvd.
                                            Pasadena, CA 91107

Debtor's principal place of business:       Foster Plaza VII
                                            661 Andersen Drive
                                            Pittsburgh, PA 15220



UTILITIES & C.C., INC.

Debtor's Federal employment identification number:   68-0315864

Debtor's state of organization: California

Debtor's true and correct name as registered in its state of organization:
Utilities & C.C., Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            Utilities & C.C., Inc.
                                            1555 Bedell Court
                                            Roseville, CA 95747

Debtor's principal place of business: Same as chief executive office


                                  Schedule I-10

WHALEN & COMPANY, INC.

Debtor's Federal employment identification number:   94-3273159

Debtor's state of organization: Delaware

Debtor's true and correct name as registered in its state of organization:
Whalen & Company, Inc.

Debtor's organizational identification number in its state of organization:  N/A

Debtor's chief executive office:            Whalen & Company, Inc.
                                            670 North Rosemead Blvd.
                                            Pasadena, CA 91107

Debtor's principal place of business:       3675 Mt. Diablo Blvd.
                                            Suite 360
                                            Lafayette, CA 94549


                                   Schedule I-11

                                                    SCHEDULE II
                                               TO SECURITY AGREEMENT


                                                    TRADENAMES



    COMPANY                   DOING BUSINESS AS...       IN THE STATE OF...       ACTIVITY           NUMBER            UNTIL
Tetra Tech, Inc.             TETRA TECH ENGINEERING            Nevada             as of 11/3/92
Tetra Tech, Inc.             TETRA TECH ENGINEERING,           Missouri           as of 7/15/92
                             INC.
Tetra Tech, Inc.             TETRA TECH ENGINEERING,           Arizona            as of 3/10/93
                             INC.
Tetra Tech, Inc.             TETRA TECH RICHARDSON             Pennsylvania       as of 5/3/91
Tetra Tech, Inc.             Tetra Tech Engineering, Inc.      Rhode Island       as of 4/27/99
Tetra Tech, Inc.             Whalen & Company, Inc.            Alabama            as of 7/28/99
Tetra Tech Canada Ltd.       Sentrex Communications Company    Ontario, Canada    Construction,      981117484         10/14/03
                                                                                  Engineering
                                                                                  Communications
Tetra Tech EM Inc.           Integration Technologies          South Dakota
Commsite Development Corp.   Tetra Tech Wireless               Sacramento, CA     as of 4/15/98
KCM Construction Management  Tetra Tech/CMI, Inc.              Alaska              8/1/99            26922             1/1/04
& Inspection , Inc.
KCM Construction Management  Tetra Tech/CMI, Inc.              Arizona            as of 4/29/99      99-0408056
& Inspection, Inc.
KCM Construction Management  Tt/CMI, Inc.                      Arizona            as of 4/29/99      99-0408057
& Inspection, Inc.



          COMPANY                DOING BUSINESS AS...     IN THE STATE OF...       ACTIVITY                 NUMBER           UNTIL
KCM Construction Management  Tt/Constr/uction Management &     Arizona            as of 4/29/99           99-0408058
& Inspection, Inc.           Inspection, Inc.
KCM Construction Management  Tetra Tech/CMI, Inc.              Colorado           in process
& Inspection, Inc.
KCM Construction Management  Tt/CMI, Inc.                      Colorado           in process
& Inspection, Inc.
KCM Construction Management  Tt/Construction Management &      Colorado           in process
& Inspection, Inc.           Inspection, Inc.
KCM Construction Management  Tetra Tech/CMI, Inc.              Illinois           as of 4/27/99           60459746          4/1/00
& Inspection, Inc.
KCM Construction Management  Tt/CMI, Inc.                      Illinois           as of 4/27/99           60459746          4/1/00
& Inspection, Inc.
KCM Construction Management  Tt/Construction Management &      Illinois           as of 4/27/99           60459746          4/1/00
& Inspection, Inc.           Inspection, Inc.
KCM Construction Management  Tetra Tech/CMI, Inc.              Nevada             as of 4/29/99
& Inspection, Inc.
KCM Construction Management  Tt/CMI, Inc.                      Nevada             as of 4/29/99
& Inspection, Inc.
KCM Construction Management  Tt/Construction Management &      Nevada             as of 4/29/99
& Inspection, Inc.           Inspection, Inc.
KCM Construction Management  CMI                               Washington         as of 10/17/91
& Inspection, Inc.
KCM Construction Management  CONSTRUCTION MANAGEMENT           Washington         as of 10/17/91
& Inspection, Inc.           & INSPECTION, INC.



          COMPANY                DOING BUSINESS AS...     IN THE STATE OF...       ACTIVITY                 NUMBER           UNTIL
KCM Construction Management  KCM/CMI                           Washington         as of 8/8/88
& Inspection, Inc.
KCM Construction Management  KCM/CMI CONST. MGMT               Washington         as of 8/18/88
& Inspection, Inc.           INSPECTION INC.
KCM Construction Management  Tetra Tech/CMI, Inc.              Washington         as of 2/17/99
& Inspection, Inc.
KCM Construction Management  Tt/CMI, Inc.                      Washington         as of 2/17/99
& Inspection, Inc.
KCM Construction Management  Tt/Construction Management &      Washington         as of 2/17/99
& Inspection, Inc.           Inspection, Inc.
KCM Construction Management  Tetra Tech/CMI, Inc.              Oklahoma           as of 6/29/98           TN606523
& Inspection, Inc.
KCM Construction Management  Tt/CMI, Inc.                      Oklahoma           as of 6/29/98           TN606522
& Inspection, Inc.
KCM Construction Management  Tt/Construction Management &      Oklahoma           as of 6/29/98           TN606524
& Inspection, Inc.           Inspection, Inc.
KCM Construction Management  CMI - Construction Management &   Oregon             as of 1/14/98           606756-84
& Inspection, Inc.           Inspection, Inc.
KCM Construction Management  CONSTRUCTION MANAGEMENT           Oregon             as of 12/2/97           606751-89
& Inspection, Inc.           & INSPECTION, INC.
KCM Construction Management  Tetra Tech/CMI, Inc.              Oregon             as of 12/2/97           606754-86
& Inspection, Inc.
KCM Construction Management  Tt/CMI, Inc.                      Oregon             as of 1/14/98           606755-85
& Inspection, Inc.



          COMPANY                DOING BUSINESS AS...     IN THE STATE OF...       ACTIVITY                 NUMBER           UNTIL
KCM Construction Management  Tt/Construction Management &      Oregon             as of 6/10/98           63793781
& Inspection, Inc.           Inspection, Inc.
KCM, INC.                    KCM Design/Build                  Arkansas           SOS office
????
KCM, INC.                    KCM D/B                          Washington           as of 2/5/97             ***
KCM, INC.                    KCM DESIGN/BUILD                 Washington           as of 2/5/97             ***
KCM, INC.                    Tetra Tech                       Washington
                             Infrastructure
                             Northwest Group
KCM, INC.                    Tetra Tech                       Washington
                             Infrastructure
                             Northwest
KCM, INC.                    Infrastructure                   Washington
                             Northwest
KCM, INC.                    Tetra Tech / KCM,                Washington
                             Inc.
KCM, INC.                    KCM D/B                          Oregon               as of 6/29/98            640899-
                                                                                                            81
KCM, INC.                    KCM DESIGN/BUILD                 Oregon               as of 6/29/98            640900-
                                                                                                            88
KCM, INC.                    Tetra Tech                       Oregon               as of 6/03/99            694180-
                             Infrastructure                                                                 88
                             Northwest Group
KCM, INC.                    Tetra Tech/KCM, Inc.             Oregon               as of 6/03/99            694182-
                                                                                                            84
Integration                  Tetra Tech Telecom               California           as of 1/8/99
Technologies, Inc.
Integration                  Tetra Tech Telecom               Illinois             as of 2/11/99
Technologies, Inc.
Whalen & Company,            Whalen & Company                 Colorado             as of 2/1/99
Inc.                         Service Corporation
Whalen & Company,            Whalen & Company                 Maryland             in process
Inc.                         Service Corporation



          COMPANY              DOING BUSINESS AS...     IN THE STATE OF...       ACTIVITY                 NUMBER           UNTIL
Whalen & Company,          Whalen & Company                 New Hampshire        in process
Inc.                       Service Corporation
Whalen & Company,          CommSite Design                  Sacramento,          as of 5/12/99            9903785
Inc.                                                        CA
Whalen & Company,          CommSite Development             Sacramento,          as of 5/12/99            9903785
Inc.                                                        CA
Whalen & Company,          Tetra Tech Wireless              Sacramento,          as of 5/12/99            9903785
Inc.                                                        CA
Baha Communication,        CommSite Development             Sacramento,          as of 7/22/99            1764754
Inc.                                                        CA
MFG, INC.                  McCulley, Frick &                California           SOS office -             217992
                           Gilman, Inc.                                          10/20/99
MFG, INC.                  McCulley, Frick &                Colorado             SOS office -             1999112           ***
                           Gilman, Inc.                                          6/25/99                  1242
MFG, INC.                  McCulley, Frick &                Georgia              SOS office -             K942024
                           Gilman, Inc.                                          10/12/99
MFG, INC.                  McCulley, Frick &                New Hampshire        Dept of State            238174            10/6/04
                           Gilman                                                - 10/6/99
MFG, INC.                  MFG, INC. of Delaware            Louisiana            SOS office -
                                                                                 9/30/99
MFG, INC.                  McCulley & Associates            Massachusetts
MFG, INC.                  McCulley, Frick &                Michigan             SOS office -
                           Gilman, Inc.                                          9/30/99
MFG, INC.                  McCulley, Frick &                New Jersey           SOS office -             1007947
                           Gilman, Inc.                                          9/30/99                  00
MFG, INC.                  McCulley, Frick &                New Mexico           SOS office -             2039170
                           Gilman, Inc.                                          10/14/99
MFG, INC.                  McCulley, Frick &                Pennsylvania         SOS office -             2909254
                           Gilman, Inc.                                          11/29/99
MFG, INC.                  McCulley, Frick &                Tennessee            SOS office -             378077
                           Gilman                                                10/6/99
MFG, INC.                  McCulley, Frick &                Texas                Dallas                   128676
                           Gilman                                                Cnty/Travis
                                                                                   Cnty 10/4,
                                                                                   5/99



          COMPANY             DOING BUSINESS AS...     IN THE STATE OF...       ACTIVITY                 NUMBER           UNTIL
D.E.A. Construction       Tetra Tech Telecom               Placer Cty,          9/23/99                  1742938           9/23/04
Co.                                                        CA
Cosentini                 Cosentini Associates,            Washington DC        SOS - 1/28/00
Associates, Inc.          P.C.


                                  SCHEDULE III
                              TO SECURITY AGREEMENT


                                PRIOR LEGAL NAMES


The following companies were merged into Tetra Tech, Inc. and were formerly known as:
Simons, Li & Associates, Inc.
IWA Engineers C.D.C. Engineering, Inc.
Flo Engineering, Inc.

Tetra Tech EM Inc. (f/k/a PRC Environmental Management Inc.)

HSI GeoTrans, Inc. (f/k/a Hydro-Search, Inc. and GeoTrans, Inc.)

Cosentini Associates, Inc. (f/k/a L.M.W. Associates, Inc.)

MFG, Inc. (f/k/a McCulley, Frick & Gilman, Inc.)

Wahlen & Company, Inc. (CommSite Development Corporation was merged into Whalen & Company, Inc.)

Tetra Tech NUS, Inc. (f/k/a NUS Acquisition Corp. and Halliburton NUS
Corporation)

                                    EXHIBIT E

                                     FORM OF
                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "AGREEMENT") dated as of March 17, 2000 is among TETRA TECH, INC. (the "COMPANY"), each subsidiary of the Company listed on the signature pages hereof, such other persons or entities which from time to time become parties hereto as pledgors (collectively, including the Company, the "PLEDGORS" and each individually a "PLEDGOR") and BANK OF AMERICA, N.A. in its capacity as Administrative Agent (as defined below).

                               W I T N E S E T H:

         WHEREAS, the Company, various financial institutions and Bank of America, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"), have entered into the Credit Agreement dated as of the date hereof (as amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, it is a condition precedent to the making of loans under the Credit Agreement that the Pledgors execute and deliver this Agreement;

         NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. When used herein, (a) capitalized terms which are not otherwise defined have the respective meanings assigned thereto in the Credit Agreement; and (b) the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

                  ADMINISTRATIVE AGENT - see recitals.

                  AGREEMENT - see the introductory paragraph.

                  BANK PARTY means any Bank and any affiliate of a Bank which is a party to a Hedging Agreement with the Company.

                  COLLATERAL - see SECTION 2.

                  COMPANY - see introductory paragraph.

                  CREDIT AGREEMENT - see recitals.

                  DEFAULT means the occurrence of any of the following events:
         (a) any Unmatured Event of Default under Section 12.1.4 of the Credit Agreement; (b) any Event of Default; or (c) any warranty of any Pledgor herein is untrue or misleading in any material respect and, as a result thereof, the Administrative Agent's security interest in any material portion of the Collateral is not perfected or the Administrative Agent's rights and remedies with respect to any material portion of the Collateral are materially impaired or otherwise materially adversely affected.

                  FOREIGN ISSUER means each Issuer designated as a "Foreign Issuer" on SCHEDULE I hereto.

                  ISSUER means the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

                  LIABILITIES means all obligations of the Company or any Guarantor howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due which arise out of or in connection with the Credit Agreement, the Notes, the Guaranty, any other Loan Document (including, any Letter of Credit Application) or any Hedging Agreement entered into with any Bank Party, in each case as the same may be amended, modified, extended or renewed from time to time.

                  PLEDGOR - see introductory paragraph.

         2. PLEDGE. As security for the payment of all Liabilities, each Pledgor hereby pledges to the Administrative Agent for the benefit of the Bank Parties, and grants to the Administrative Agent for the benefit of the Bank Parties a continuing security interest in, all of the following:

                  A. All of the shares of stock or other securities set forth under such Pledgor's name on SCHEDULE I hereto, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

                  B. All additional shares of stock or other securities of any of the Issuers listed in SCHEDULE I hereto at any time and from time to time acquired by such Pledgor in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                  C. All other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  D. All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "COLLATERAL". Notwithstanding the foregoing, unless the Required Banks otherwise request, the Collateral shall not include, and no Pledgor shall be required to pledge hereunder, more than 65% of the stock of any class of any Foreign Issuer.

         Each Pledgor agrees to deliver to the Administrative Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral (other than dividends which such Pledgor is entitled to receive and retain pursuant to SECTION 5 hereof) which may at any time or from time to time come into the possession or control of such Pledgor; and prior to the delivery thereof to the Administrative Agent, such Collateral shall be held by such Pledgor separate and apart from its other property and in express trust for the Administrative Agent and for the benefit of the Bank Parties.

         3. WARRANTIES; FURTHER ASSURANCES. Each Pledgor warrants to the Administrative Agent for the benefit of each Bank Party that: (a) such Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of such Pledgor's Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of such Pledgor's Collateral pursuant to this Agreement will create a valid perfected security interest in such Collateral in favor of the Administrative Agent for the benefit of the Bank Parties; (c) all shares of stock or other securities pledged by such Pledgor referred to on SCHEDULE I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in SCHEDULE I hereto, such Pledgor's Collateral represents on the date hereof not less than the applicable percentage (as shown in SCHEDULE I hereto) of the total shares of capital stock or other securities issued and outstanding of such Issuer; and (e) the information contained in SCHEDULE I hereto with respect to such Pledgor is true and accurate in all material respects.

         So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of any Bank Party with respect to the creation of any Liabilities, each Pledgor (i) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as may be necessary or as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in such Pledgor's Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the payment of the Liabilities; (ii) will execute and deliver to the Administrative Agent such stock powers and similar documents relating to such Pledgor's Collateral, satisfactory in form and substance to the Administrative

Agent, as the Administrative Agent may reasonably request; and (iii) will furnish each Bank Party such information concerning such Pledgor's Collateral as such Bank Party may from time to time reasonably request.

         4. HOLDING IN NAME OF ADMINISTRATIVE AGENT, ETC. The Administrative Agent may from time to time during the existence of a Default, without notice to any Pledgor, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,
(b) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder, (c) endorse any checks, drafts or other writings in the name of the applicable Pledgor to allow collection of the Collateral, (d) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto and (e) take control of any proceeds of the Collateral. The Administrative Agent may at any time and from time to time, without notice to any Pledgor, appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral.

         5. VOTING RIGHTS, DIVIDENDS, ETC. (a) So long as the Administrative Agent has not given the notice referred to in PARAGRAPH (b) below:

                  (i) The Pledgors shall be entitled to exercise any and all voting or consensual rights and powers and purchase or subscription rights relating or pertaining to the Collateral or any part thereof for any purpose; PROVIDED that each Pledgor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

                  (ii) The Pledgors shall be entitled to receive and retain any and all lawful dividends or distributions payable in respect of the Collateral which are paid in cash by any Issuer if such dividends or distributions are permitted by the Credit Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, amalgamation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by any Pledgor shall be forthwith delivered to the Administrative Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

                  (iii) The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to the Pledgors all such proxies, powers of attorney, dividend orders and other instruments as any Pledgor may request for the purpose of enabling such Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to CLAUSE (i) above and to receive the dividends or distributions which it is authorized to retain pursuant to CLAUSE (ii) above.

         (b) Upon notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Pledgors are entitled to exercise pursuant to SECTION 5(a)(i) hereof, and all rights of the Pledgors to receive and retain dividends pursuant to
SECTION 5(a)(ii) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the existence of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this PARAGRAPH (b) shall be retained by the Administrative Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

         6. REMEDIES. Whenever a Default exists, the Administrative Agent may from time to time exercise any rights and remedies available to it under the Uniform Commercial Code as in effect in Illinois or otherwise available to it. Without limiting the foregoing, whenever a Default exists the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of any Pledgor therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) in furtherance of its foregoing remedies, shall have the right, for and in the name, place and stead of the applicable Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. Each Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the existence of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten days before such disposition. Any proceeds of any of the Collateral may be applied by the Administrative Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the applicable Pledgor or as a court of competent jurisdiction shall direct).

         The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental or regulatory authority or official, and each Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         7. GENERAL. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the applicable Pledgor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

         No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         All obligations of the Pledgors and all rights, powers and remedies of the Administrative Agent and the Bank Parties expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

         This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be fully performed in such State. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         This Agreement shall be binding upon the Pledgors and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Pledgors and the Administrative Agent and the successors and assigns of the Administrative Agent.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Agreement together with a supplement to SCHEDULE I hereto setting forth all relevant information with respect to such party as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF SUCH PLEDGOR SET FORTH ON SCHEDULE II HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER), OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         EACH OF EACH PLEDGOR, THE ADMINISTRATIVE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF

THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

                                             TETRA TECH, INC.


                                             By:
                                                 -----------------------------
                                             Name: James M. Jaska
                                             Title: Chief Financial Officer


                                             ASL CONSULTANTS, INC.
                                             ASL CONSULTING ENGINEERS
                                             ASL CONSULTING ENGINEERS
                                               ARIZONA, INC.
                                             BAHA COMMUNICATIONS, INC.
                                             COLLINS/PINA CONSULTING
                                             ENGINEERS, INC.
                                             COSENTINI ASSOCIATES, INC.
                                             D.E.A. CONSTRUCTION COMPANY
                                             EVERGREEN UTILITY
                                               CONTRACTORS, INC.
                                             MFG, INC.
                                             TETRA TECH EM INC.
                                             TETRA TECH NUS, INC.
                                             UTILITIES & C.C., INC.


                                             By:
                                                 -----------------------------
                                             Name: James M. Jaska
                                             Title: Treasurer

                                             HSI GEOTRANS, INC.
                                             KCM, INC.
                                             LC OF ILLINOIS, INC.
                                             MCNAMEE, PORTER & SEELEY, INC.
                                             MCNAMEE INDUSTRIAL SERVICES,
                                              INC.
                                             SCM CONSULTANTS, INC.


                                             By:
                                                 -----------------------------
                                             Name: James M. Jaska
                                             Title: Assistant Treasurer


                                             PDR ENGINEERS, INC.
                                             WHALEN & COMPANY, INC.



                                             By:
                                                 -----------------------------
                                             Name: James M. Jaska
                                             Title: Chief Financial Officer

                                             BANK OF AMERICA, N.A., as
                                             Administrative Agent
Address:

231 South LaSalle Street
Chicago, IL  60697                           By: __________________________
Facsimile: (312) 974-9102                    Its: _________________________

                                             Signature page for the Pledge
                                             Agreement dated as of March 17,
                                             2000 among Tetra Tech, Inc.,
                                             various subsidiaries of Tetra
                                             Tech, Inc., the other persons or
                                             entities which from time to time
                                             become parties hereto as
                                             pledgors and Bank of America,
                                             N.A. as Administrative Agent for
                                             the Bank Parties referred to
                                             herein.

                                             The undersigned is executing a
                                             counterpart hereof for purposes
                                             of becoming a party hereto (and
                                             attached to this signature page
                                             is a supplement to SCHEDULE I to
                                             the Pledge Agreement setting
                                             forth all relevant information
                                             with respect to the undersigned):

                                             [ADDITIONAL PLEDGOR]


                                             By:
                                                 -------------------------
                                             Name:
                                             Title:

                                    SCHEDULE I
                                TO PLEDGE AGREEMENT

                                       STOCK


OWNER                     ISSUER                                         CERTIFICATE NO.         NO. OF PLEDGE SHARES
-----                     ------                                         ---------------         --------------------
Tetra Tech, Inc.          ASL Consultants, Inc.                          79                      60,791
ASL Consultants, Inc.     ASL Consulting Engineers                       120                     1,000
ASL Consultants, Inc.     ASL Consulting Engineers Arizona, Inc.         5                       1,000
Tetra Tech, Inc.          BAHA Communications, Inc.                      8                       125
Tetra Tech, Inc.          Collins/Pina Consulting Engineers, Inc.        3                       4,000
Tetra Tech, Inc.          Cosentini Assoicates, Inc.                     1                       100
Tetra Tech, Inc.          D.E.A. Construction Company                    11                      1,000
Tetra Tech, Inc.          Evergreen Utility Contractors, Inc.            17                      22
Tetra Tech, Inc.          HSI GeoTrans, Inc.                             2                       200
Tetra Tech, Inc.          KCM, Inc.                                      --                      1
Tetra Tech, Inc.          LC of Illinois, Inc.                           4                       500
Tetra Tech, Inc.          McNamee, Porter & Seeley, Inc.                 54                      5,805
McNamee, Porter           McNamee Industrial Services, Inc.              41                      1,935
 & Seeley, Inc.
Tetra Tech, Inc.          MFG, Inc.                                      1                       1,000
Tetra Tech, Inc.          PDR Engineers, Inc.                            1                       1,000
Tetra Tech, Inc.          SCM Consultants, Inc.                          --                      1
Tetra Tech, Inc.          Tetra Tech Canada Ltd.*                        C-2                     650
PRC, Inc.                 Tetra Tech EM, Inc.                            6                       1,000
Tetra Tech, Inc.          Tetra Tech NUS, Inc.                           1                       1,000
Tetra Tech, Inc.          Utilities & C.C., Inc.                         6                       192,306
Tetra Tech, Inc.          Whalen & Company, Inc.                         1                       1,000

                                       PLEDGED SHARES AS %
                                           OF TOTAL SHARES             TOTAL SHARES OF
OWNER                                  ISSUED AND OUTSTANDING          ISSUER OUTSTANDING
-----                           -----------------------------          ------------------
Tetra Tech, Inc.                100%                                   60,791
ASL Consultants, Inc.           100%                                   1,000
ASL Consultants, Inc.           100%                                   1,000
Tetra Tech, Inc.                100%                                   125
Tetra Tech, Inc.                100%                                   4,000
Tetra Tech, Inc.                100%                                   100
Tetra Tech, Inc.                100%                                   1,000
Tetra Tech, Inc.                100%                                   22
Tetra Tech, Inc.                100%                                   200
Tetra Tech, Inc.                100%                                   1
Tetra Tech, Inc.                100%                                   500
Tetra Tech, Inc.                100%                                   5,805
McNamee, Porter                 100%                                   1,935
 & Seeley, Inc.
Tetra Tech, Inc.                100%                                   1,000
Tetra Tech, Inc.                100%                                   1,000
Tetra Tech, Inc.                100%                                   1
Tetra Tech, Inc.                65%                                    650
PRC, Inc.                       100%                                   1,000
Tetra Tech, Inc.                100%                                   1,000
Tetra Tech, Inc.                100%                                   192,306
Tetra Tech, Inc.                100%                                   1,000

*Designates a Foreign Issuer

                                   SCHEDULE II

                                    ADDRESSES

TETRA TECH, INC.
670 N. Rosemead Blvd.
Pasadena, CA 91107

ASL CONSULTANTS, INC.
670 N. Rosemead Blvd.
Pasadena, CA 91107

ASL CONSULTING ENGINEERS
3280 East Foothill Blvd.
Suite 350
Pasadena, CA 91107

ASL CONSULTING ENGINEERS ARIZONA, INC.
670 N. Rosemead Blvd.
Pasadena, CA 91107

BAHA COMMUNICATIONS, INC.
6000 S. Eastern
Suite 9-E
Las Vegas, NV 89119

COLLINS/PINA CONSULTING ENGINEERS, INC.
33 North Stone Ave.
15th Floor
Bank of America Plaza
Tucson, AZ 85701

COSENTINI ASSOCIATES, INC.
2 Pennsylvania Plaza
New York, NY 10121

D.E.A. CONSTRUCTION COMPANY
9101 North Pearl Street
Suite 300
Thornton, CO 80229-4354


                                    Schedule II-1

EVERGREEN UTILITY CONTRACTORS, INC.
22823 State Route 9 SE
Woodinville, WA 98072

HSI GEOTRANS, INC.
46050 Manekin Plaza
Suite 100
Sterling, VA 20166

KCM, INC.
1917 First Avenue
Seattle, WA 98101

LC OF ILLINOIS, INC.
120 East Burlington #12
LaGrange, IL 60525

MCNAMEE, PORTER & SEELEY, INC.
3131 South State Street
Ann Arbor, MI 48108

MCNAMEE INDUSTRIAL SERVICES, INC.
3131 South State Street
Ann Arbor, MI 48108

MFG, INC.
4900 Pearl East Circle
Suite 300W
Boulder, CO 80301

PDR ENGINEERS, INC.
800 Corporate Drive
Suite 100
Lexington, KY 40503

SCM CONSULTANTS, INC.
7601 W. Clearwater Ave.
Suite 301
Kennewick, WA 99336

TETRA TECH EM INC.
200 E. Randolph
Suite 4700
Chicago, IL 60601

                                   Schedule II-2

TETRA TECH NUS, INC.
Foster Plaza VII
661 Andersen Drive
Pittsburgh, PA 15220

UTILITIES & C.C., INC.
1555 Bedell Court
Roseville, CA 95747

WHALEN & COMPANY, INC.
3675 Mt. Diablo Blvd.
Suite 360
Lafayette, CA 94549


                                   Schedule II-3

                                    EXHIBIT F

                          FORM OF ASSIGNMENT AGREEMENT

         Reference is made to the Credit Agreement dated as of March 17, 2000 (the "CREDIT AGREEMENt"), among Tetra Tech, Inc. (the "COMPANY"), various financial institutions (the "BANKS"), Wells Fargo Bank, N.A., as Documentation Agent, Harris Trust and Savings Bank, as Syndication Agent, and Bank of America, N.A., as the Administrative Agent. Terms used but not otherwise defined herein shall have the same meaning herein as in the Credit Agreement.

_____________________________________ (the "ASSIGNOR") and
_____________________________________ (the "ASSIGNEE") hereby agree as follows:

         The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to _____% of all of the Loans, such purchase and assignment to be effective as of the effective date set forth herein. After giving effect to such assignment and delegation, the Assignor's and Assignee's Percentages for the purposes of the Credit Agreement will be as set forth opposite each such Person's name on the signature pages hereof.

         The effective date of this Agreement shall be the date when the consent of the Administrative Agent and the Company to this Agreement has been received and the conditions set forth in clauses (x), (y) and (z) of the proviso to the first paragraph of Section 14.9.1 of the Credit Agreement shall be either met or waived. The Assignor hereby instructs the Administrative Agent to make all payments after the effective date hereof in respect of the interest assigned hereby directly to the Assignee. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the effective date of the assignment and delegation being made hereby are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees, the Assignee will promptly remit the same to the Assignor.

         The Assignee hereby confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee acknowledges and agrees that it (i) has made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had its Loans been made directly by such Assignee to or for the benefit of the Company without the intervention of the Administrative Agent, the Assignor or any other Bank and (ii) has made and will continue to make, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it deems appropriate, its own credit analysis and decisions relating to the Credit Agreement. The Assignee further acknowledges and agrees that the Administrative Agent, the Assignor and the other Banks make no representations or warranties about the creditworthiness of the Company or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

         The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

         The Assignee represents and warrants to the Administrative Agent and the Company that, as of the date hereof, the Company will not be obligated to pay any greater amount under Section 7.5 or Section 8 of the Credit Agreement than the Company is obligated to pay to the Assignor under such Sections.

         Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent:

                  (a) the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a "Bank" under the Credit Agreement as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto; and

                  (b) the Assignor shall be released from its obligations under the Credit Agreement to the extent specified in the second paragraph hereof.

         The Assignor and the Assignee hereby agree that the [Assignor/Assignee] will pay the Administrative Agent the processing fee referred to in Section
14.9.1 of the Credit Agreement.

         The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans:

                                 (A) Address for Notices:
                                     Institution Name:
                                     Address:
                                     Attention: ___________________
                                     Telephone: ___________________
                                     Facsimile: ___________________

                                 (B) Payment Instructions:
                                     _______________________________
                                     _______________________________
                                     _______________________________
                                     _______________________________
                                     _______________________________
                                     _______________________________
                                     _______________________________


         [The Assignee has delivered to the Company and the Administrative Agent, or is delivering to the Company and the Administrative Agent concurrently herewith, the tax forms referred to in Section 7.5 of the Credit Agreement.] [INSERT THIS PARAGRAPH IF ASSIGNEE IS ORGANIZED UNDER THE LAW OF A JURISDICTION OUTSIDE THE UNITED STATES.]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed this _____day of ___________, ____.


PERCENTAGE = ______%                      [NAME OF ASSIGNEE]
COMMITMENT

AMOUNT    =  $ _________                  By:
                                              --------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                 -----------------------------



Adjusted Percentage = ______%             [NAME OF ASSIGNOR]

AMOUNT OF
COMMITMENT =  $ _________                 By:
                                              --------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                 -----------------------------

ACCEPTED AND CONSENTED TO

this ____ day of _______, ____

BANK OF AMERICA, N.A., as
  Administrative Agent


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

CONSENTED TO
this ____ day of _______, ____

TETRA TECH, INC.


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

                                    EXHIBIT G

                      FORM OF INCREASE IN COMMITMENT AMOUNT


                      ------------------------------, -----


Bank of America, N.A., as
Administrative Agent under the Credit Agreement
referred to below
231 South LaSalle Street
Chicago, Illinois  60697

Re: Credit Agreement dated as of March 17, 2000 (the "CREDIT AGREEMENT"; capitalized terms used and not otherwise defined herein having the meanings given such terms in the Credit Agreement) among Tetra Tech, Inc., various financial institutions, Wells Fargo Bank, N.A., as Documentation Agent, Harris Trust and Savings Bank, as Syndication Agent, and the Administrative Agent

Gentlemen/Ladies:

         In accordance with Section 6.1.1 of the Credit Agreement, the Company hereby requests that the Commitment Amount be increased on _______________ from $___________ to $________1/. Such increase shall be made by [increasing the amount of the Commitment of ____________ from $________ to $________] [adding _____________ as a Bank under the Credit Agreement with a Commitment in the amount of $____________] as set forth in the letter attached hereto. Such increase shall be effective three Business Days after the date that the Administrative Agent accepts the letter attached hereto or such other date as is agreed among the undersigned, the Administrative Agent and the [increasing] [new] Bank. In connection with the proposed increase in the Commitment Amount, enclosed are new Notes or replacement Notes to the order of each increasing Bank or new Bank in the amount of such Bank's Commitment after giving effect to the increase in the Commitment Amount. You are authorized to deliver such Notes to such Bank[s] upon the effectiveness of the proposed increase.

                                         Very truly yours,

                                         TETRA TECH, INC.


                                         By:
                                             ------------------------------
                                         Title:
                                                ---------------------------

_______________

1/Aggregate amount of all increases in the Commitment Amount may not exceed $50,000,000 without the written consent of all Banks

                                  ANNEX 1 TO EXHIBIT G

                                        [Date]


Bank of America N.A.,
as Administrative Agent
231 South LaSalle Street
Chicago, Illinois  60697

Ladies/Gentlemen:

         Please refer to the letter dated ________, ____ from Tetra Tech, Inc. (the "COMPANY") requesting an increase in the Commitment Amount from $__________ to $__________ pursuant to Section 6.1.1 of the Credit Agreement dated as of March 17, 2000 (the "CREDIT AGREEMENT") among the Company, the undersigned Bank, various other financial institutions, Wells Fargo Bank, N.A., as Documentation Agent, Harris Trust and Savings Bank, as Syndication Agent, and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

         The undersigned hereby confirms that it has agreed to increase its Commitment under the Credit Agreement from $__________ to $__________ effective on the date which is three Business Days after the acceptance hereof by the Administrative Agent or on such other date as may be agreed among the Company, the Administrative Agent and the undersigned.


                                         Very truly yours,

                                         [NAME OF INCREASING BANK]

                                         By:
                                             ------------------------------
                                         Title:
                                                ---------------------------

Accepted as of

---------, ----

BANK OF AMERICA, N.A.,
  as Administrative Agent


By:
    --------------------------
Title:
       -----------------------

                                  ANNEX 2 TO EXHIBIT G

                                        [Date]

Bank of America, N.A.,
as Administrative Agent
213 South LaSalle Street
Chicago, Illinois  60697

Ladies/Gentlemen:

         Please refer to the letter dated ________, ____ from Tetra Tech, Inc. (the "COMPANY") requesting an increase in the Commitment Amount from $__________ to $__________ pursuant to Section 6.1.1 of the Credit Agreement dated as of March 17, 2000 (the "CREDIT AGREEMENT") among the Company, the undersigned Bank, various other financial institutions, Wells Fargo Bank, N.A., as Documentation Agent, Harris Trust and Savings Bank, as Syndication Agent, and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement.

         The undersigned hereby confirms that it has agreed to become a Bank under the Credit Agreement with a Commitment of $__________ effective on the date which is three Business Days after the acceptance hereof, and consent hereto, by the Administrative Agent or on such other date as may be agreed among the Company, the Administrative Agent and the undersigned.

         The undersigned (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements delivered by Company pursuant to the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a Bank under the Credit Agreement; and (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement; and (c) appoints and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

         The undersigned represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this letter and to become a Bank under the Credit Agreement; and (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this letter and the performance of its obligations as a Bank under the Credit Agreement.

         The undersigned agrees to execute and deliver such other instruments, and take such other actions, as the Administrative Agent may reasonably request in connection with the transactions contemplated by this letter.

         The following administrative details apply to the undersigned:


                                       (A)  Notice Address:
                                            Legal name: _______________________
                                            Address:  _________________________
                                            ___________________________________
                                            ___________________________________
                                            Attention:  _______________________
                                            Telephone:  (___) _________________
                                            Facsimile: (___) __________________

                                       (B)  Payment Instructions:
                                            Account No.:  _____________________
                                            At: _______________________________
                                            ___________________________________
                                            ___________________________________
                                            Reference:    _____________________
                                            Attention:    _____________________

         The undersigned acknowledges and agrees that, on the date on which the undersigned becomes a Bank under the Credit Agreement as set forth in the second paragraph hereof, the undersigned will be bound by the terms of the Credit Agreement as fully and to the same extent as if the undersigned were an original Bank under the Credit Agreement.

                                         Very truly yours,

                                         [NAME OF NEW BANK]


                                         By:
                                             ------------------------------
                                         Title:
                                                ---------------------------

Accepted and consented to as of
---------, ----

BANK OF AMERICA, N.A.,
  as Administrative Agent


By:
    --------------------------
Title:
       -----------------------

                                    EXHIBIT H

                         FORM OF OPINION OF RIORDAN & MCKINZIE


                                 March 17, 2000


Bank of America, N.A.
as Administrative Agent
and the Financial Institutions party
  to the Credit Agreement (as defined)
c/o Bank of America, N.A.
231 South LaSalle Street
Chicago, Illinois  60697

                  Re: TETRA TECH, INC. AND SUBSIDIARIES
                      ---------------------------------

Ladies and Gentlemen:

         We have acted as counsel to Tetra Tech, Inc., a Delaware corporation (the "COMPANY"), and the subsidiaries of the Company listed on EXHIBIT A attached hereto (collectively referred to herein as the "SUBSIDIARIES"), in connection with that certain Credit Agreement dated as of March 17, 2000 (together with its schedules and exhibits, the "CREDIT AGREEMENT") among the Company, the financial institutions from time to time party thereto (the "BANKS") and Bank of America, N.A., one of the Banks, as administrative agent for the Banks (in such capacity, the "AGENT"). Capitalized terms not defined in this letter have the meanings given to them in the Agreement.

         This opinion is delivered to you pursuant to Section 11.1.8 of the Credit Agreement. In connection with this opinion, we have examined and relied upon the following documents (the documents referred to in clauses (a) through (e) below being collectively referred to herein as the "DOCUMENTS"):

         (a) the Credit Agreement;

         (b) the Note;

         (c) the Pledge Agreement;

         (d) the Security Agreement;

         (e) the Guaranty;

         (f) UCC-1 financing statements, copies of which are attached hereto as EXHIBIT B (the "FINANCING STATEMENTS");

         (g) the Certificates of Incorporation or Articles of Incorporation, as applicable, of the Company and each Subsidiary;

         (h) the Bylaws of the Company and each Subsidiary; and

         (i) resolutions adopted by the Boards of Directors of the Company and each Subsidiary relating to the Credit Agreement.

         In addition, we have examined such other documents, records, legal matters and certificates or comparable documents of public officials of the Company and the Subsidiaries as we have deemed necessary or relevant for the purpose of this opinion. We have been furnished with, and with your consent have relied upon, certificates of responsible officers of the Company and of the Subsidiaries ("CERTIFICATES") with respect to certain factual matters, including a list of all agreements identified as being material to the Company and its subsidiaries considered as a whole. In our examination of the documents referred to above, we have assumed the authenticity of all documents submitted to us as original or certified documents, the genuineness of all signatures on original or certified documents (other than the signatures of the officers of the Company and of the Subsidiaries), the legal capacity of natural persons, the conformity to original documents of all documents submitted to us as copies thereof and the correctness and accuracy of all facts set forth in all certificates and reports identified in this opinion.

         To the extent that the obligations of the Company and the Subsidiaries, as applicable, may be dependent upon such matters, we have assumed for purposes of this opinion (a) that each party (other than the Company and the Subsidiaries) to the Documents is duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, (b) that each such party has the corporate or other organizational power and authority to execute and deliver the Documents to which it is a party,
(c) that the Documents have been duly authorized, executed and delivered by each party thereto (other than the Company and the Subsidiaries), (d) that each such party has the requisite corporate or other organization power and authority to perform its obligations under such documents and (e) that each of such Documents constitutes the legal, valid and binding obligation of each of such other parties, enforceable against each of such other parties in accordance with their respective terms.

         We have not made or undertaken to make any investigation of the state of title to any of the Collateral. Additionally, we express no opinion concerning title to any property included in the Collateral or with respect to the priority of any lien or security interest on or against such property created by the Documents and we have assumed that the Company and the Subsidiaries each have "rights" in the Collateral as such term is defined in the California UCC.

         We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. We are attorneys admitted to practice in the State of California. We express no opinion as to matters under or involving the laws of any jurisdiction other than the laws of the State of California, United Stated federal law and the State of Delaware General Corporation Law, as such laws presently stand. We are not opining on, and we assume no responsibility as to, the applicability to or effect on any of the matters covered herein of the laws of any other jurisdiction. With regard to our opinions set forth in paragraphs 1 and 2, we note that certain Subsidiaries listed on EXHIBIT A are incorporated in jurisdictions other than

California and Delaware. To the extent our opinions in paragraphs 1 and 2 are governed by laws other than the laws of the State of California and the Delaware General Corporation Law, we have assumed that the laws, of the State of California govern these matters. We express no opinion with respect to federal securities or state securities or "blue sky" laws or state or federal antifraud, antitrust or environmental laws. In addition, we are not expressing any opinion as to the effect of compliance by each of the Banks and the Agent with any state or federal laws or regulations applicable to the transactions contemplated by the Documents because of the nature of their respective businesses. We specifically advise you that notwithstanding the fact that the laws of Illinois govern the Documents, we have, with your permission, assumed for purposes of paragraphs 4 and 5, of this opinion that the laws of the State of California govern the Documents and the transactions contemplated thereby. We also assume that each of the Agent and the Banks will act in good faith and in a commercially reasonable manner.

         For purposes of California usury laws, we have assumed, with your permission, that each of the Banks is a national, state or foreign bank.

         References in this opinion to the "California UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of California.

         Based upon the foregoing, and in reliance thereon and subject to the limitations, qualifications and exceptions set forth below, we are of the following opinion:

         1. Each of the Company and the Subsidiaries is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction. Each of the Company and the Subsidiaries is duly qualified as a foreign corporation and is in good standing in each jurisdiction as to which the location of its assets or the conduct of its business makes qualification necessary, except where the failure so to qualify would not have a Material Adverse Effect. Each of the Company and the Subsidiaries has the corporate power and authority to own its properties and assets and to carry on its business as it is currently being conducted. Each of the Company and the Subsidiaries has the corporate power and authority to execute, deliver and perform the Documents to which it is a party.

         2. The execution, delivery and performance by each of the Company and the Subsidiaries of each Document to which it is a party have been duly authorized and approved by all necessary corporate action. Neither the execution and delivery by the Company and the Subsidiaries of the Documents nor the consummation by them of the transactions contemplated thereby will breach, be in conflict with, or constitute a default under, (a) the Company's or any Subsidiary's Certificate of Incorporation, Articles of Incorporation, or Bylaws, as the case may be, (b) any contractual restriction (other than with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or the Subsidiaries as to which we express no opinion) contained in any agreement, indenture, instrument or other document identified in the Certificates as material to the Company and its subsidiaries considered as a whole, (c) any judgment, order, injunction or decree known to us, or (d) except for breaches, conflicts or defaults that would not have a Material Adverse Effect, any federal, California or Delaware General Corporation Law statute, rule or regulation (including usury laws).

         3. No authorization, approval or other action by, and no notice to or filing with, any federal, California or Delaware governmental authority or regulatory body is required for the execution, delivery or performance by the Company or any Subsidiary of any Document except for routine filings that may be required after the date hereof to maintain corporate good standing and the filing of the Financing Statements.

         4. (a) Each of the Documents has been duly executed and delivered by a duly authorized officer of the Company and of the Subsidiaries, as applicable, and constitutes the legal, valid and binding obligation of each of them, as applicable, enforceable against each of them, as applicable, in accordance with its terms.

                  (b) With respect to the enforceability of the choice of law to govern each of the Documents, although there is no controlling precedent and the matter is not free from doubt, a California court or a federal court sitting in the State of California in a properly litigated action should respect the choice of Illinois law as the governing law and should apply Illinois law.

         5. The Financing Statements (a) are in proper form for filing under the applicable laws of the State of California and (b) adequately identify the Collateral described therein to provide sufficient notice to third parties of the security interest referenced therein. Upon the filing of the Financing Statements with the Office of the Secretary of State of the State of California, the Agent for the benefit of the Banks will have a duly perfected security interest in those items and types of Collateral (as defined in the Security Agreement) in which a security interests may be perfected by filing UCC financing statements under the California UCC (the "FILING COLLATERAL"). The filing of the Financing Statements in the offices described above is the only action, recording or filing necessary to perfect the security interests granted under the Security Agreement with respect to the Filing Collateral under the California UCC, except (i) that continuation statements under the California UCC are required to be filed within six months prior to the expiration of five years from the date of filing of the Financing Statements, and (ii) that a security interest in or pledge of money or instruments, other than money or instruments constituting chattel paper, cannot be perfected by filing financing statements, but must be perfected by taking physical possession thereof. We also call to your attention that additional filings under the California UCC may be required upon (i) the change of location of the debtor, (ii) the change of the name or organizational structure of the debtor, (iii) removal of the tangible collateral from the applicable state, and (iv) changes occurring which may cause such financing statements to become seriously misleading. As to the Pledge Agreement which grants security interests in Collateral consisting of certificated or uncertificated securities or limited liability company interests, or the proceeds thereof, the filing of the Uniform Commercial Code financing statements delivered by the Borrower to the Agent in the filing offices listed thereon will perfect Liens created under such Pledge Agreement to the extent such Liens are capable of being perfected by filing financing statements under the Uniform Commercial Code. In addition, upon the Agent's possession of stock certificates evidencing Collateral under the Pledge Agreement, the Agent will have a perfected Lien in and to such Collateral.

         7. To our knowledge, there are no outstanding judgments against the Company or any Subsidiary, and there is no action, suit or proceeding pending or threatened against the Company or any Subsidiary, which is reasonably likely to have a Material Adverse Effect.

         Our opinions contained in paragraph 5 are qualified as follows:

                           A.       In the case of nonidentifiable cash
proceeds, continuation of perfection of the Banks' security interests therein is limited to the extent set forth in Section 9-306 of the California UCC;

                           B.       In the case of property that becomes
Collateral after the date hereof, Section 552 of the U.S. Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the U.S. Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case;

                           C.       We express no opinion as to the adequacy of
the description of Collateral as defined in the Documents, insofar as such description includes terms which are not defined under Article 9 of the California UCC; or as to the scope of the term "general intangibles" as used in the Documents;

                           D.       We express no opinion as to the creation,
continuation or perfection of the security interest in any Collateral to the extent (i) it is governed by the laws of a jurisdiction other than the State of California or (ii) with respect to a security interest perfected by possession, it is held by the Agent other than in the State of California; and

                           E.       We express no opinion as to the creation or
perfection of any security interest or lien except as expressly set forth in paragraph 5, nor do we express any opinion on the priority of any such security interest or lien.

                  Our opinions contained in paragraph 4 above are qualified to the extent that the validity, binding nature or enforceability of any term of the Documents may be limited or otherwise affected by, and we express no opinion regarding:

                           A.       The effect of bankruptcy, insolvency,
reorganization, fraudulent conveyance, moratorium and other similar rights and remedies of creditors generally;

                           B.       Limitations imposed by state law, federal
law or general equitable principles upon the specific enforcement of any of the remedies, covenants or the provisions of any applicable agreement and upon the availability of injunctive relief or other equitable remedies, regardless of whether enforcement of any such agreement is considered a proceeding in equity or at law;

                           C.       The effect of California statutory
provisions and case law that provide that, in certain circumstances, a surety or guarantor may be exonerated if the creditor materially alters the original obligation of the principal without the consent of the guarantor, elects remedies for default which impair the subrogation rights of the surety or guarantor against the principal or otherwise takes any action without notifying the guarantor which materially prejudices the surety or guarantor. UNION BANK v. GRADSKY, 265 Cal. App. 2d 40 (1968). However, there is also authority to the effect that a surety or guarantor may validly waive such rights if such waivers are expressly set forth in the guaranty. KRUEGER v. BANK OF AMERICA, 145 Cal. App. 3d 204, 193 Cal. Rptr. 322 (1983) and Section 2856 of the California Civil Code; but see CATHAY BANK v. LEE, 14 Cal. App. 4th 1533, 18 Cal. Rptr. 2d 420
(1993), in
which the court held that a waiver of a guarantor's rights must be sufficiently explicit. Therefore, we express no opinion with respect to the effect of (a)(i) any modification or amendment of the obligations of Borrower or any Guarantor which materially increases such obligations and correspondingly the Guarantors' (as defined in the Guaranty) obligations in respect thereof; (ii) any election of remedies by the Agent or any Bank following the occurrence of an event of default with respect to the obligations of the Company; (iii) any other action by the Agent or any Bank which materially prejudices the Guarantors pursuant to the Loan Documents, if, in any such instance, such modification, election or action occurs without notice to the Guarantors and without granting to the Guarantors an opportunity to cure any default by the Company; or (b) any purported waiver by any Guarantor that does not comply with any requirements of explicitness and/or specificity imposed by any court;

                           D.       The effect (if any) of the application of
Section 548 of the U.S. Bankruptcy Code and similar provisions of state law to the Documents or the transactions contemplated thereby;

                           E.       The effect (if any) of any laws providing
that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof that the court finds as a matter of law to have been unconscionable at the time it was made;

                           F.       The effect (if any) of limitations arising
from certain state and federal court decisions involving statutes, public policy or principles of equity and holding that (i) certain covenants and provisions of lending and security agreements, including those allowing for acceleration of indebtedness due under debt instruments upon the occurrence of certain events, impose restrictions or obligations on the borrower and it cannot be demonstrated that the enforcement of such restrictions or obligations upon the occurrence of such events is reasonably necessary for the protection of the lender; (ii) under certain circumstances, purported waivers of the benefits of statutory provisions or common law rights are unenforceable; and (iii) under certain circumstances, provisions declaring that the failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy are invalid;

                           G.       With respect to any provisions providing
for indemnification contained in the Documents, the enforcement thereof may be limited by public policy considerations;

                           H.       The effectiveness or enforceability of
provisions appointing one party as an attorney-in-fact for an adverse party;

                           I.       The effect (if any) of limitations on the
enforceability of after- default interest rate provisions, penalty provisions, forfeiture provisions or late charge provisions;

                           J.       The enforceability of provisions relating
to rights of entry or express waivers of statutes of limitation, rights of redemption or similar borrower protections;

                           K.       The validity or enforceability of any
provision of the Documents to the extent such provision (i) violates the law of the State of California, which provides that in a contract permitting one party thereto to recover attorneys' fees, the prevailing party in any action to enforce any provision of such contract shall be entitled to recover its reasonable attorneys' fees; and (ii) may be limited or otherwise affected by compliance with procedural requirements of California law relating to the exercise of remedies by a lender;

                           L.       The enforceability under certain
circumstances of provisions waiving unknown future rights and of provisions stating that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy or that election of some particular remedy or remedies does not preclude recourse to one or more others;

                           M.       We express no opinion as to the
enforceability of those provisions of the Documents that permit any party other than the Company to receive insurance proceeds and to apply the same to the indebtedness secured thereby; and

                           N.       We express no opinion as to the
enforceability or effectiveness of those provisions of the Security Agreement that purport to authorize the Agent to sign and file financing statements and certain other documents specified therein for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest (as defined in the Security Agreement) granted by each Grantor (as defined in the Security Agreement), without the signature of the Grantor.

                  Our opinions in paragraphs 2 and 3 above as to compliance with certain statutes, rules and regulations and as to the lack of any required authorizations or approvals by, or notices to or filings with certain governmental authorities and regulatory bodies are based upon a review of those statutes, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Documents.

                  As used in this opinion, "to our knowledge" or "known to us" as used in this opinion are limited to the knowledge of the attorneys within our firm. No inference as to our knowledge of the existence or nonexistence of any fact should, or may, be drawn merely from the fact that we represent the Company and the Subsidiaries with respect to matters specifically referred to us from time to time on an ongoing basis.

                  This opinion may be relied upon by each of you, by any successors and assigns of the Agent, and any participant, assignee or successor to the interests of any Bank under the Documents.

                                Very truly yours,